EXECUTION VERSION 1006378663v5 FUNDS WITHHELD REINSURANCE AGREEMENT by and between ALLSTATE LIFE INSURANCE COMPANY, AS CEDING COMPANY and EVERLAKE REINSURANCE LIMITED AS REINSURER Effective as of November 1, 2021

i 1006378663v5 TABLE OF CONTENTS Page ARTICLE I DEFINITIONS OF TERMS ............................................................................................1 Section 1.1. Definitions........................................................................................................1 Section 1.2. Construction.....................................................................................................7 Section 1.3. Headings...........................................................................................................7 ARTICLE II BASIS OF REINSURANCE..........................................................................................7 Section 2.1. Reinsurance of Insurance Liabilities under Reinsured Policies .....................7 Section 2.2. Follow the Fortunes .........................................................................................8 Section 2.3. Commencement and Duration of Reinsurance ...............................................8 Section 2.4. Ceding Commission ........................................................................................8 Section 2.5. Parties to Reinsurance......................................................................................8 Section 2.6. No Guarantee of Profit ....................................................................................8 ARTICLE III CLOSING AND REINSURANCE CONSIDERATION ............................................9 Section 3.1. Transferred Reserve Amount for Reinsured Policies .....................................9 Section 3.2. Reinsurance Premiums ..................................................................................10 ARTICLE IV FUNDS WITHHELD ACCOUNT.............................................................................10 Section 4.1. Funds Withheld Account...............................................................................10 Section 4.2. Withdrawals ...................................................................................................11 ARTICLE V REINSURANCE SETTLEMENT AND ADMINISTRATION ................................11 Section 5.1. Premium Payments, Negotiation of Checks .................................................11 Section 5.2. Quarterly Settlements and Remittances ........................................................12 Section 5.3. Access to and Audits of Records...................................................................13 Section 5.4. Administration ...............................................................................................13 Section 5.5. Reinsured Policy Changes.............................................................................14 Section 5.6. Additional Reporting .....................................................................................14 ARTICLE VI COVENANTS OF CEDING COMPANY.................................................................14 Section 6.1. Reinsurance Agreements and Producer Agreements....................................14 Section 6.2. Non-Guaranteed Elements.............................................................................14 ARTICLE VII ARBITRATION.........................................................................................................15 Section 7.1. Agreement to Arbitrate; Request for Arbitration..........................................15 Section 7.2. Selection of the Arbitration Panel .................................................................15 Section 7.3. Confidentiality ...............................................................................................15

ii 1006378663v5 Section 7.4. Scheduling......................................................................................................15 Section 7.5. Conduct of the Arbitration and the Award....................................................15 Section 7.6. Costs...............................................................................................................15 ARTICLE VIII INSOLVENCY.........................................................................................................16 Section 8.1. Payment of Benefits under an Insolvency.....................................................16 Section 8.3. Required Notice of and Defense against Claims ..........................................16 Section 8.3. Insolvency of the Reinsurer...........................................................................16 ARTICLE IX TERMINATION .........................................................................................................16 Section 9.1. Termination by the Ceding Company...........................................................16 Section 9.2. Termination by the Reinsurer........................................................................17 Section 9.3. Terminal Accounting and Settlement............................................................17 ARTICLE X GENERAL PROVISIONS...........................................................................................18 Section 10.1. Notices............................................................................................................18 Section 10.2. Confidentiality ...............................................................................................18 Section 10.3. Errors, Omissions, Misunderstandings and Oversights................................18 Section 10.4. Reinstatements ...............................................................................................19 Section 10.5. Entire Agreement...........................................................................................19 Section 10.6. Amendment; Modification and Waiver ........................................................19 Section 10.7. No Third Party Beneficiaries.........................................................................19 Section 10.8. Assignment ....................................................................................................19 Section 10.9. Expenses.........................................................................................................20 Section 10.10. Further Assurances ........................................................................................20 Section 10.11. Governing Law ..............................................................................................20 Section 10.12. Counterparts...................................................................................................20 Section 10.13. Severability ....................................................................................................20 Section 10.14. Tax Matters ....................................................................................................20 Section 10.15. DAC Tax Election .........................................................................................20 Section 10.16. Offset..............................................................................................................21 Section 10.17. Survival ..........................................................................................................21 Section 10.18. United States Currency..................................................................................21 Section 10.19. No Reinsurance Intermediaries .....................................................................21 Section 10.20. Territories.......................................................................................................21 Section 10.21. Submission to Jurisdiction.............................................................................21 SCHEDULE 4.1 FUNDS WITHHELD ACCOUNT INVESTMENT GUIDELINES

iii 1006378663v5 SCHEDULE 5.3 FORM OF QUARTERLY SETTLEMENT REPORTS SCHEDULE 5.7(a) ADDITIONAL CEDING COMPANY REPORTS EXHIBIT A INITIAL FUNDS WITHHELD ASSETS

1006378663v5 FUNDS WITHHELD REINSURANCE AGREEMENT THIS FUNDS WITHHELD REINSURANCE AGREEMENT (the “Agreement”), is entered into as of November 1, 2021 and effective as of the Effective Date (as defined below), by and between ALLSTATE LIFE INSURANCE COMPANY, an Illinois stock insurance company (the “Ceding Company”) and EVERLAKE REINSURANCE LIMITED, a Cayman Islands exempted company (the “Reinsurer”). W I T N E S S E T H: WHEREAS, the Ceding Company has issued or assumed certain Reinsured Policies as described herein; and WHEREAS, the Ceding Company desires to enter into this Agreement with the Reinsurer pursuant to which, as of the Effective Date, the Ceding Company shall cede, and the Reinsurer shall indemnity reinsure, the Insurance Liabilities (as defined herein below) arising out of, relating to, or in connection with, the Reinsured Policies (as defined herein below), on a 35 % quota share funds withheld coinsurance basis, subject to the terms and conditions stated herein. NOW, THEREFORE, in consideration of the foregoing premises, the mutual promises and covenants set forth herein, and in reliance upon the representations, warranties, conditions and covenants contained herein, and intending to be legally bound hereby, the Ceding Company and the Reinsurer hereby agree as follows: ARTICLE I DEFINITIONS OF TERMS Section 1.1. Definitions. Capitalized terms used herein shall have the following meanings given below. (a) “Accounting Period” means each calendar quarter during the term of this Agreement or any fraction thereof ending on the Terminal Accounting Date. The first Accounting Period shall commence on the Effective Date and end on the last day of the calendar quarter in which the Closing Date falls. (b) “Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by or is under common control with, such first Person. For the purposes of this definition, “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), when used with respect to any Person, means the power to direct or cause the direction of the management or policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise. (c) “Agreed Court” has the meaning set forth in Section 10.21. (d) “Agreement” has the meaning set forth in the Preamble.

2 1006378663v5 (e) “Applicable Law” means any domestic or foreign federal, state or local statute, law, ordinance, code or common law or any rules, regulations, administrative interpretations, or orders issued by any Governmental Authority pursuant to any of the foregoing, and any order, writ, injunction, directive, administrative interpretation, judgment or decree applicable to a Person or such Person’s business, properties, assets, officers, directors, employees or agents. (f) “Business Day” means any day other than Saturday, Sunday or a day on which commercial banks in the State of Illinois or the Cayman Islands are authorized or required by Applicable Law to close, and shall consist of the time period from 12:01 a.m. through 12:00 midnight Central Time. (g) “Ceding Commission” has the meaning set forth in Section 2.4. (h) “Ceding Company” has the meaning set forth in the Preamble. (i) “Ceding Company Termination Event” means any failure by the Reinsurer (or any successor by operation of law of the Reinsurer, including any receiver, liquidator, rehabilitator, conservator or similar Person of the Reinsurer) to pay any material amount due to the Ceding Company under this Agreement payable by the Reinsurer and not subject to good faith dispute between the Ceding Company and the Reinsurer if such failure has not been cured within thirty (30) calendar days after the Reinsurer’s receipt of written notice thereof from the Ceding Company. (j) “Closing Date” means November 1, 2021. (k) “Code” means the Internal Revenue Code of 1986, as amended. (l) “Commissions” means all commissions, expense allowances, benefit credits and other fees and compensation payable to Producers in connection with the Reinsured Policies. (m) “Effective Date” means 12:01 a.m. (Central Time) on November 1, 2021. (n) “Extra Contractual Liabilities” means all liabilities, obligations and other losses (including lost profits) incurred or arising at any time under or relating to any Reinsured Policy that are not covered by, or that are in excess of, the contractual benefits arising under the express terms and conditions of such Reinsured Policies, including without limitation, any liability for fines, penalties, forfeitures, fees, excess or penalty interest, compensatory damages, punitive, exemplary, special, incidental, treble, bad faith, tort or any other form of extra contractual damages relating to the Reinsured Policies and reasonable attorneys’ fees and expenses awarded, which arise from any act, error or omission of a Party or its designees, whether or not intentional, fraudulent, negligent, in bad faith, resulting from willful misconduct or a misrepresentation or other misconduct, including any act, error or omission of a Party, any of its Affiliates or its designees relating to (i) the marketing, underwriting, sales, production, issuance, delivery, cancellation or administration of the Reinsured Policies, (ii) the investigation, defense, trial, settlement or handling of claims, benefits or payments arising out of or relating to the Reinsured Policies, or (iii) the failure to pay or the delay in payment, or errors in calculating or

3 1006378663v5 administering the payment, of benefits, claims or any other amounts due or alleged to be due under or in connection with the Reinsured Policies. (o) “Final Transferred Reserve Amount” has the meaning set forth in Section 3.1(c). (p) “Funds Withheld Account” has the meaning set forth in Section 3.1(b). (q) “Funds Withheld Account Assets” means those assets deposited to the Funds Withheld Account pursuant to this Agreement and all proceeds from, and reinvestments of, such assets, determined in accordance with SAP. (r) “Funds Withheld Account Balance” means, as of a given date, the Statutory Book Value of the Funds Withheld Account Assets, as reflected in the books and records of the Ceding Company as of such date. (s) “Funds Withheld Investment Results” has the meaning set forth in Section 5.2(a)(iii). (t) “Funds Withheld Reserves Adjustment” has the meaning set forth in Section 5.2(a). (u) “Governmental Authority” means: (i) any federal, state, local, foreign or international government or governmental, legislative, judicial, regulatory or administrative authority, agency, governmental commission, department, board, bureau, agency or instrumentality, court, tribunal, arbitrator or arbitral body (public or private); (ii) any self- regulatory organization; and (iii) any political subdivision of any of the foregoing. (v) “Initial Funds Withheld Assets” means the cash, cash equivalents and other assets in respect of the Initial Transferred Reserve Amount and as set forth on Exhibit A attached hereto to be deposited into the Funds Withheld Account. (w) “Initial Reserve Adjustment” has the meaning set forth in Section 3.1(a). (x) “Initial Transferred Reserve Amount” has the meaning set forth in Section 3.1(a). (y) “Insurance Liabilities” means all claims, obligations, indemnities, losses, or liabilities (and no others) arising under, in connection with, or with respect to, the Reinsured Policies, including Commissions and operating expenses incurred in the administration of the Reinsured Policies (other than, in all cases, Extra Contractual Liabilities), net of the aggregate amount due (whether or not collected or collectible) for reinsurance ceded by the Ceding Company from time to time to any other reinsurer with respect to liabilities of the Ceding Company related to the Reinsured Policies (“Other Reinsurance”): (i) on or after the Effective Date under the express terms of the Reinsured Policies, including (x) any right to purchase additional coverage and obligations arising under legal or regulatory requirements applicable to the Reinsured Policies, (y) any

4 1006378663v5 loss settlements within Reinsured Policy limits and (z) amounts payable for death benefits, maturities, interest payable on such liabilities, as well as all external loss adjustment expenses and external legal costs and expenses (including with respect to declaratory judgment actions and coverage disputes); (ii) for all Premium Taxes in respect of premiums or other consideration received on or after the Effective Date; and (iii) for amounts payable for returns or refunds of premiums owed by the Ceding Company under the Reinsured Policies. For the avoidance of doubt, “Insurance Liabilities” shall not include (and this Agreement shall not cover) any liability or assessment in connection with the participation by the Ceding Company, whether involuntary or voluntary, in any guaranty fund, assigned risk plan, insolvency fund or other residual market mechanism of any kind established or governed by any state or jurisdiction of the Ceding Company’s domicile or any other state or jurisdiction on account of the Reinsured Policies. (z) “Interest Rate” means the average of the daily “prime rate” (expressed as a rate per annum) published in The Wall Street Journal for each of the days in the applicable period. (aa) “Investment Guidelines” means those investment guidelines attached hereto as Schedule 4.1. (bb) “Investment Income” means, with respect to any Accounting Period, an amount, which may be positive or negative, calculated in accordance with SAP, equal to (i) “Net Investment Income” on the Funds Withheld Account Assets; (ii) plus (in the case of investment and hedging gains) or minus (in the case of investment and hedging losses) realized “Capital Gains/Losses” associated with the Funds Withheld Account Assets; (iii) minus without duplication, all investment and hedging fees and expenses associated with the Funds Withheld Account Assets. (cc) “Natural Termination Date” has the meaning set forth in Section 2.3(b). (dd) “Non-Guaranteed Elements” has the meaning set forth in Section 6.2. (ee) “Other Reinsurance” has the meaning set forth in the definition of “Insurance Liabilities” in this Section 1.1. (ff) “Party” means either the Ceding Company or the Reinsurer, as applicable, and “Parties” means both the Ceding Company and the Reinsurer. (gg) “Payment Failure Termination Date” has the meaning set forth in Section 9.1. (hh) “Permit” means governmental qualifications, registrations, filings, privileges, franchises, licenses, permits, approvals, authorizations or waivers issued or granted by Governmental Authorities.

5 1006378663v5 (ii) “Permitted Assets” means assets that satisfy the Investment Guidelines. (jj) “Person” means any natural person, corporation, company, partnership, association, limited liability company, limited partnership, limited liability partnership, trust or other legal entity or organization, including a Governmental Authority. (kk) “Policyholder” means any Person who or which is the owner of a Reinsured Policy or has the right to terminate or lapse a Reinsured Policy, effect changes of beneficiary or coverage limits, add or terminate Persons covered under a Reinsured Policy or direct any other policy changes in a Reinsured Policy. (ll) “Premiums” means (i) premiums due or to become due from Policyholders, premiums deferred and uncollected from Policyholders, premium increase adjustments made under, and any and all amounts or payments made by Policyholders with respect to, the Reinsured Policies and (ii) any other fees, charges and payments due to the Ceding Company under the Reinsured Policies, in each case, received by the Ceding Company after the Effective Date. (mm) “Premium Taxes” means, with respect to any period, the taxes (including retaliatory taxes), assessments, and fees imposed on premiums written or other consideration paid and relating to the Reinsured Policies during such period by any state, local, or municipal taxing authority. (nn) “Producer” means any agent, broker, representative, producer or subagent of the Ceding Company who is entitled to receive any Producer Payments for the solicitation, sale, marketing, production or servicing of any of the Reinsured Policies. (oo) “Producer Agreement” means any written agreement or contract between the Ceding Company and any Producer, or among or between Producers, including any assignments of compensation thereunder, and relating to the solicitation, sale, marketing, production or servicing of any of the Reinsured Policies. (pp) “Producer Payments” means any expense allowance, commission, profit- and-loss payment, override commission, service fee or other compensation of any type or nature payable by the Ceding Company to a Person, or payable by one Person to another Person, in either case pursuant to a Producer Agreement with respect to any Reinsured Policy. (qq) “Qualified United States Financial Institution” has the meaning ascribed to such term in Section 173.1(3)(B) of the Illinois Insurance Code. (rr) “Quarterly Settlement Amount” means the amount with respect to an Accounting Period owing from the Ceding Company to the Reinsurer or the Reinsurer to the Ceding Company (other than any Funds Withheld Reserves Adjustment), as reflected in the quarterly settlement report for such Accounting Period, delivered in accordance with Section 5.2. (ss) “Reconciliation Amount” has the meaning set forth in Section 3.1(d).

6 1006378663v5 (tt) “Reinsured Policy” means each insurance policy, annuity contract or certificate, together with all binders, slips, certificates, endorsements and riders thereto, in each case (excluding any variable universal life insurance policies, contracts or certificates) issued or assumed by the Ceding Company in force prior to or as of 12:01 a.m. (Central Time) on the Effective Date and that is in effect on and from the Effective Date, or that was in effect prior to the Effective Date but is reinstated thereafter in accordance with its terms and Applicable Law. (uu) “Reinsurer” has the meaning set forth in the Preamble. (vv) “Reinsurer’s Quota Share” means 35%. (ww) “Reinsurer Termination Event” means any failure by the Ceding Company (or any successor by operation of law of the Ceding Company, including any receiver, liquidator, rehabilitator, conservator or similar Person of the Ceding Company) to pay any material amount due to the Reinsurer under this Agreement payable by the Ceding Company and not subject to good faith dispute between the Ceding Company and the Reinsurer if such failure has not been cured within thirty (30) calendar days after the Ceding Company’s receipt of written notice thereof from the Reinsurer. (xx) “SAP” means the statutory accounting practices and procedures required or permitted by the insurance regulatory authority of the State of Illinois, consistently applied, as in effect from time to time. (yy) “Statutory Book Value” means, for the purposes of valuing assets being deposited to or in the Funds Withheld Account, the admitted value of such assets on the statutory books and records of the Ceding Company as determined by the Ceding Company in accordance with SAP. (zz) “Statutory Reserves and Liabilities” means the sum of all of the reserve items (including reserve items for claims incurred but not reported, claims in the course of settlement, escheat or abandoned property liabilities, any asset valuation reserves, any interest maintenance reserves and any cash flow testing reserves) maintained by the Ceding Company for all the Reinsured Policies, net of Other Reinsurance calculated in accordance with SAP. (aaa) “Terminal Accounting Date” means: (i) where termination was as of a Natural Termination Date, the Terminal Accounting Date for the Terminal Accounting Period shall be the Natural Termination Date; or (ii) where termination was as of a Payment Failure Termination Date, the Terminal Accounting Date for the Terminal Accounting Period shall be the Payment Failure Termination Date. (bbb) “Terminal Accounting Period” means the Accounting Period during which the Terminal Accounting Date occurs, which shall end on the Terminal Accounting Date.

7 1006378663v5 (ccc) “Terminal Reserve Amount” has the meaning set forth in Section 9.3(a)(ii). (ddd) “Terminal Settlement” has the meaning set forth in Section 9.3(a). (eee) “Terminal Settlement Statement” has the meaning set forth in Section 9.3(a). (fff) “Treasury Regulations” means the regulations prescribed under the Code. (ggg) “Umpire” has the meaning set forth in Section 7.2. Section 1.2. Construction. For the purposes of this Agreement, (i) words (including capitalized terms defined herein) in the singular shall be held to include the plural and vice versa and words (including capitalized terms defined herein) of one gender shall be held to include the other gender as the context requires; (ii) the terms “hereof,” “herein” and “herewith” and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole (including all of the Schedules) and not to any particular provision of this Agreement, and Article, Section, paragraph and Schedule references are to the Articles, Sections, paragraphs and Schedules to this Agreement, unless otherwise specified; (iii) the word “including” and words of similar import when used in this Agreement shall mean “including, without limitation”; (iv) all references to any period of days shall be deemed to be to the relevant number of calendar days unless otherwise specified; and (v) all references herein to “$” or “Dollars” shall refer to United States dollars, unless otherwise specified. Section 1.3. Headings. The Article and Section headings contained in this Agreement are inserted for convenience of reference only and shall not affect the meaning or interpretation of this Agreement. ARTICLE II BASIS OF REINSURANCE Section 2.1. Reinsurance of Insurance Liabilities under Reinsured Policies. (a) Subject to the terms and conditions of this Agreement, effective as of the Effective Date, the Ceding Company hereby cedes, and the Reinsurer hereby accepts from and agrees to indemnity reinsure the Ceding Company for, on a funds withheld coinsurance basis, the Reinsurer’s Quota Share of the Insurance Liabilities. (b) With respect to each of the Reinsured Policies, the amount of reinsurance ceded by the Ceding Company to the Reinsurer, and the amount of reinsurance provided to the Ceding Company by the Reinsurer, hereunder shall be maintained in force without any reduction so long as such Reinsured Policy remains in full force without any reduction subject to Section 2.3. If there is any reduction of the amount of risk assumed by the Ceding Company under a Reinsured Policy, the Reinsurer’s liability with respect thereto shall be equally reduced.

8 1006378663v5 Section 2.2. Follow the Fortunes. The liability of the Reinsurer for the coinsurance provided by the Reinsurer to the Ceding Company under Section 2.1 shall attach simultaneously and obligatorily with that of the Ceding Company, and all reinsurance with respect to which the Reinsurer shall be liable to the Ceding Company under this Agreement shall be subject in all respects to the same risks, terms, rates, conditions, interpretations, assessments, waivers, modifications, alterations and cancellations, as in the respective Reinsured Policies and the Insurance Liabilities to which liability under this Agreement attaches. The true intent of this Agreement is that the Reinsurer shall, subject to the terms, conditions and limits of this Agreement, follow the fortunes of the Ceding Company with respect to the Reinsured Policies, and the Reinsurer shall be bound, without limitation, by all payments and settlements entered into in respect of the Reinsured Policies by the Ceding Company. Section 2.3. Commencement and Duration of Reinsurance. (a) Commencement of Reinsurance. The reinsurance provided by the Reinsurer to the Ceding Company under this Agreement in respect of each Reinsured Policy shall commence as of the Effective Date. (b) Duration of Reinsurance. Except as otherwise provided herein, the reinsurance provided by the Reinsurer to the Ceding Company under this Agreement in respect of each Reinsured Policy shall remain continuously in force until terminated as of the earlier of (a) the date on which all liabilities, obligations and risks of the Ceding Company under such Reinsured Policy have been fully and finally extinguished and terminated or (b) the date on which this Agreement is terminated in accordance with Section 9.1 or Section 9.2, in each case subject to the settlement of all amounts due to the Ceding Company under this Agreement with respect to such termination. In the event the Reinsurer’s liability shall have terminated pursuant to clause (a) of the preceding sentence due to the termination of the Ceding Company’s liability under the last Reinsured Policy, then the date on which such liability terminates shall be the “Natural Termination Date” and there shall be a terminal accounting and release of the Funds Withheld Account as provided in Section 9.3. Section 2.4. Ceding Commission. In consideration of the reinsurance ceded by the Ceding Company to the Reinsurer hereunder, the Ceding Company shall pay the Reinsurer a ceding commission in cash or assets in the amount of $500,000,000 (the “Ceding Commission”) on the Closing Date or as soon as reasonably practicable after the Closing Date at the direction of the Reinsurer. Section 2.5. Parties to Reinsurance. Article II of this Agreement provides for indemnity reinsurance on a funds withheld coinsurance basis solely between the Ceding Company and the Reinsurer. The acceptance of reinsurance under this Article II shall not create any right or legal relation between the Reinsurer and any Policyholder, insured, claimant or beneficiary under a Reinsured Policy, and the Ceding Company shall be and remain solely liable to such Policyholder, claimant or beneficiary under the Reinsured Policy. Section 2.6. No Guarantee of Profit. The Reinsurer acknowledges and agrees with the Ceding Company that there is no guarantee by the Ceding Company to the Reinsurer of the

9 1006378663v5 amounts of any profits to be earned by the Reinsurer as a result of the reinsurance provided by the Reinsurer to the Ceding Company under this Agreement. ARTICLE III CLOSING AND REINSURANCE CONSIDERATION Section 3.1. Transferred Reserve Amount for Reinsured Policies. (a) On the Closing Date, the Ceding Company agrees to sell, assign and transfer to the Reinsurer, as an initial reinsurance premium, the Initial Funds Withheld Assets, which shall have a Statutory Book Value as of the Closing Date equal to an estimate of the Reinsurer’s Quota Share of Statutory Reserves and Liabilities as of the Closing Date (such amount, the “Initial Transferred Reserve Amount”). The Ceding Company’s obligation to pay the Initial Transferred Reserve Amount shall be satisfied on the Closing Date in accordance with Section 3.1(b). The Reinsurer shall pay to the Ceding Company, as an initial reserve adjustment (the “Initial Reserve Adjustment”), an amount equal to the Initial Transferred Reserve Amount on the Closing Date. The Reinsurer’s obligation to pay the Initial Reserve Adjustment shall be satisfied on the Closing Date in accordance with Section 3.1(b). (b) On the Closing Date, in satisfaction of the Ceding Company’s obligation to pay the Initial Transferred Reserve Amount to the Reinsurer and the Reinsurer’s obligation to pay the Initial Reserve Adjustment to the Ceding Company, the Ceding Company shall establish on its books and records a funds withheld account (the “Funds Withheld Account”) and allocate Initial Funds Withheld Assets to the Funds Withheld Account with a Statutory Book Value equal to the Initial Reserve Adjustment. The Funds Withheld Account shall be a notional account clearly designated on the books, records and systems of the Ceding Company. The Ceding Company shall record the Funds Withheld Account Balance on its financial statements as a payable to the Reinsurer. (c) Pursuant to Section 3.1(d), the Parties agree to make adjustments to Exhibit A attached hereto and to the Initial Transferred Reserve Amount after the Closing Date, based upon (i) the Reinsurer’s Quota Share of the Statutory Reserves and Liabilities as of the Closing Date and any claims made thereunder which were improperly or inadvertently omitted or miscalculated in determining the Initial Transferred Reserve Amount, and (ii) the actual amount as reported by the Ceding Company as of the Closing Date for the Initial Transferred Reserve Amount (such adjusted amount, the “Final Transferred Reserve Amount”). (d) The Final Transferred Reserve Amount will be calculated by the Ceding Company and reported by the Ceding Company to the Reinsurer prior to the one hundred twentieth (120th) day following the Closing Date, and if such difference between the Final Transferred Reserve Amount and the Initial Transferred Reserve Amount (such difference, the “Reconciliation Amount”) is: (i) a positive number, then (A) the Ceding Company shall pay to the Reinsurer, as an adjustment to the Initial Transferred Reserve Amount, an amount equal to such Reconciliation Amount by wire transfer of cash in immediately available funds, (B)

10 1006378663v5 concurrently, the Reinsurer shall pay to the Ceding Company, as an adjustment to the Initial Reserve Adjustment, an amount equal to such Reconciliation Amount by wire transfer of cash in immediately available funds (the payments in (A) and (B) to be netted against one another), and (C) the Ceding Company shall deposit to the Funds Withheld Account an amount of cash in immediately available funds equal to such Reconciliation Amount; or (ii) a negative number, then (A) the Reinsurer shall pay to the Ceding Company, as an adjustment to the Initial Reserve Adjustment, an amount equal to the absolute value of such negative number, as the Reconciliation Amount, by wire transfer of cash in immediately available funds, (B) concurrently, the Ceding Company shall pay to the Reinsurer, as an adjustment to the Initial Transferred Reserve Amount, an amount equal to the absolute value of such negative number, as the Reconciliation Amount, by wire transfer of cash in immediately available funds (the payments in (A) and (B) to be netted against one another), and (C) the Ceding Company shall withdraw from the Funds Withheld Account an amount of cash in immediately available funds equal to the absolute value of such negative number, as the Reconciliation Amount. Notwithstanding the foregoing, if the Reconciliation Amount is determined following the first Funds Withheld Reserves Adjustment pursuant to Section 5.2, the calculation of the Reconciliation Amount shall give effect to any such Funds Withheld Reserves Adjustment so as to avoid duplication of adjustment to the Initial Transferred Reserve Amount. Section 3.2. Reinsurance Premiums. As consideration for the reinsurance provided herein, the Ceding Company hereby sells, assigns, transfers and delivers to the Reinsurer the right to receive the Reinsurer’s Quota Share of all Premiums. Premiums shall be accounted for in the quarterly and annual settlements that occur under Section 5.2 of this Agreement. ARTICLE IV FUNDS WITHHELD ACCOUNT Section 4.1. Funds Withheld Account. (a) The Ceding Company shall establish on its books and records the Funds Withheld Account to hold the assets backing the Reinsurer’s Quota Share of the Statutory Reserves and Liabilities in accordance with Section 3.1(b). The Funds Withheld Account Assets held in the Funds Withheld Account shall have a Statutory Book Value, together with accrued Investment Income, on the Closing Date equal to the amount of the Initial Transferred Reserve Amount. The Ceding Company will retain, control and own all Funds Withheld Account Assets. (b) The Ceding Company shall at all times maintain control and authority over the purchase and sale of the investment assets designated as part of the Funds Withheld Account. Notwithstanding the foregoing, the Funds Withheld Account Assets held in the Funds Withheld Account shall be managed on behalf of the Ceding Company by the Reinsurer (or any assignee or designee of the Reinsurer as mutually agreed between the Reinsurer and the Ceding Company) in accordance with the Investment Guidelines for so long as this Agreement is in effect.

11 1006378663v5 (c) The Funds Withheld Account shall comply with the requirements of any Applicable Law and shall permit the investment results of the assets credited to the Funds Withheld Account to be determined independently of the investment results of the Ceding Company’s other assets, including the assets of any other segregated account. (d) The Funds Withheld Account Assets held in the Funds Withheld Account shall be managed to comply with the requirements of Section 126.3 of the Illinois Insurance Code. Section 4.2. Withdrawals. The Funds Withheld Account Assets may be withdrawn and utilized by the Ceding Company (or any successor in interest of the Ceding Company by operation of law, including any liquidator, rehabilitator, receiver or conservator of the Ceding Company) without diminution because of the insolvency of the Ceding Company or the Reinsurer, only for the following purposes: (a) to pay the Ceding Company the absolute value of any negative Reconciliation Amount in accordance with Section 3.1(d)(ii); (b) to pay the Reinsurer the absolute value of any negative Funds Withheld Reserves Adjustment for an Accounting Period in accordance with Section 5.2(c)(ii) or for a Terminal Accounting Period in accordance with Section 9.3; (c) to pay the Ceding Company the amount of any Terminal Settlement owing from the Reinsurer to the Ceding Company, in accordance with Section 9.3; (d) to pay the Ceding Company any amounts remaining in the Funds Withheld Account, if any, after the payment of any amount required to be paid under the Terminal Settlement Statement in accordance with Section 9.3; and (e) to pay or reimburse the Ceding Company for any other amounts due to the Ceding Company from the Reinsurer under this Agreement, but not recovered from the Reinsurer within ten (10) Business Days of becoming due and payable. Any assets drawn from the Funds Withheld Account in violation of this Section 4.2 shall be promptly returned by the Ceding Company to the Funds Withheld Account. ARTICLE V REINSURANCE SETTLEMENT AND ADMINISTRATION Section 5.1. Premium Payments, Negotiation of Checks. (a) On and after the Closing Date, the Reinsurer’s Quota Share of Premiums shall be the sole property of the Reinsurer pursuant to Section 3.2, and (b) the Reinsurer’s Quota Share of Premiums shall be remitted by the Ceding Company to the Reinsurer in the quarterly and annual settlements that occur under Section 5.2 of this Agreement.

12 1006378663v5 Section 5.2. Quarterly Settlements and Remittances. (a) As of the end of each Accounting Period, the Ceding Company will adjust the Funds Withheld Account Balance in an amount equal to the increase or decrease in the Reinsurer’s Quota Share of the Statutory Reserves and Liabilities for the period, adjusted by Funds Withheld Investment Results calculated as (i) minus (ii) minus (iii) (the “Funds Withheld Reserves Adjustment”), where: (i) equals the Reinsurer’s Quota Share of the Statutory Reserves and Liabilities as of the end of the Accounting Period; (ii) equals the Reinsurer’s Quota Share of the Statutory Reserves and Liabilities as of the end of the immediately preceding Accounting Period; provided, however, that if at the time of the first Accounting Period: (A) the Reconciliation Amount has not been calculated pursuant to Section 3.1(d), this amount shall be the Initial Reserves Adjustment or (B) the Reconciliation Amount has been calculated pursuant to Section 3.1(d), this amount shall be the Final Transferred Reserve Amount; and (iii) equals an amount equal to the accrued Investment Income for such Accounting Period (the “Funds Withheld Investment Results”). For the avoidance of doubt, the Funds Withheld Reserves Adjustment could be either positive or negative. (b) The Ceding Company shall provide the Reinsurer with a quarterly settlement report, no later than the sixtieth (60) day following the end of each Accounting Period (except in the case of an Accounting Period ending on December 31, then no later than the seventy-fifth (75) day following the end of each such Accounting Period), with delivery thereof commencing in the Accounting Period following the Accounting Period in which the Closing Date occurs (including in such first report the period since the Closing Date). Such quarterly settlement report shall be in the form specified in Schedule 5.2 attached hereto. Each quarterly settlement report shall reflect the Funds Withheld Reserves Adjustment and the Quarterly Settlement Amount. (c) In the event that such quarterly settlement report: (i) reflects a positive Funds Withheld Reserves Adjustment, then no later than the tenth (10th) Business Day following the Reinsurer’s receipt of such quarterly settlement report, (A) the Reinsurer shall deliver cash in immediately available funds in an amount equal to the Funds Withheld Reserves Adjustment to the Ceding Company, and (B) the Ceding Company shall promptly deposit such cash into the Funds Withheld Account; (ii) reflects a negative Funds Withheld Reserves Adjustment, then no later than the tenth (10th) Business Day following the Reinsurer’s receipt of such quarterly settlement report, (A) the Ceding Company shall withdraw from the Funds Withheld Account cash in immediately available funds in an amount equal to the absolute value of such Funds Withheld Reserves Adjustment, and (B) the Ceding Company shall pay to the Reinsurer an amount equal to the absolute value of such Funds Withheld Reserves

13 1006378663v5 Adjustment, by wire transfer of cash in immediately available funds to the account(s) designated therefor in writing by the Reinsurer; (iii) reflects a Quarterly Settlement Amount owed by the Reinsurer to the Ceding Company pursuant to the terms of this Agreement, then the Reinsurer shall make a wire payment of cash in immediately available funds of such Quarterly Settlement Amount to the account(s) designated therefor in writing by the Ceding Company no later than the tenth (10th) Business Day following the Reinsurer’s receipt of such quarterly settlement report; and (iv) reflects a Quarterly Settlement Amount owed by the Ceding Company to the Reinsurer pursuant to the terms of this Agreement, then the Ceding Company shall make a wire payment of cash in immediately available funds of such Quarterly Settlement Amount to the account(s) designated therefor in writing by the Reinsurer no later than the tenth (10th) Business Day following the Reinsurer’s receipt of such quarterly settlement report; in each case, except to the extent that the Reinsurer notifies the Ceding Company in writing prior to the expiration of such ten (10) Business Day period of its good faith belief that the report is inaccurate, in which case the Parties shall cooperate with each other to resolve the disagreement. In the event of any such dispute, the Reinsurer or the Ceding Company, as applicable, shall deposit or pay, as applicable, such amount in full to the Funds Withheld Account or the other Party, as applicable, no later than the fifth (5th) Business Day following settlement of such dispute. Any delinquent amounts payable under this Section 5.2(c) shall accrue interest from the date such payment was originally due until the date such payment is made, such interest to accrue at the Interest Rate as determined on the date such payment was originally due. (d) Any payments due between the Parties pursuant to this Section 5.2 may be offset against one another such that only a single payment is made for the applicable Accounting Period. Section 5.3. Access to and Audits of Records. Each Party shall have the right to access and audit on an annual basis, at its sole expense, at the office of the other Party during regular business hours and upon reasonable prior written notice by such Party to the other Party, all records and procedures relating to this Agreement, the Reinsured Policies and the Producer Agreements. Section 5.4. Administration. The Ceding Company agrees to perform or cause to be performed under its direction all administrative services with respect to the Reinsured Policies (a) in good faith and with the skill, diligence and expertise that experienced and qualified personnel performing such duties would employ in like circumstances; (b) in the manner of a prudent insurer and (c) in conformity in all material respects with all Applicable Laws, regulations, rules and orders and the requirements of the Reinsured Policies and this Agreement. For purposes of this Section 5.4, “prudent insurer” means an insurer who complies with all its duties and responsibilities under applicable laws and regulations and takes into account reputational and other issues in respect of itself and its Affiliates. The Reinsurer shall bear the Reinsurer’s Quota Share

14 1006378663v5 of operating expenses incurred in the administration of the Reinsured Policies, which shall be reported and paid as part of the quarterly settlement in accordance with Section 5.2. Section 5.5. Reinsured Policy Changes. Except to the extent required by Applicable Law or any Governmental Authority, the Ceding Company, on its own initiative, shall not change the terms or conditions of any Reinsured Policy without the prior written consent of the Reinsurer. Section 5.6. Additional Reporting. (a) The Ceding Company shall deliver to the Reinsurer the information set forth in Schedule 5.6(a) hereof at the times specified therein. In addition, the Ceding Company shall provide any such other reports and information as the Reinsurer may reasonably request from time to time and to the extent that there are any material costs and expenses incurred by the Ceding Company in connection with the preparation of such other reports and information, such costs and expenses will be reimbursed by the Reinsurer on a time and expense basis. (b) The Reinsurer shall deliver to the Ceding Company the annual and quarterly financial statements of the Reinsurer within (i) with respect to annual financial statements, 30 days after such financial statements are filed with the Cayman Islands Monetary Authority and (ii) with respect to quarterly financial statements, 90 days after the end of the applicable quarter. In addition, the Reinsurer shall provide any such other reports and information as the Ceding Company may reasonably request from time to time and to the extent that there are any material costs and expenses incurred by the Reinsurer in connection with the preparation of such other reports and information, such costs and expenses will be reimbursed by the Ceding Company on a time and expense basis. ARTICLE VI COVENANTS OF CEDING COMPANY Section 6.1. Reinsurance Agreements and Producer Agreements. Except to the extent required by Applicable Law or any Governmental Authority, the Ceding Company shall not terminate, non-renew, recapture, modify, suspend, extend, make any changes to or otherwise amend, waive or fail to enforce any rights of the Ceding Company under, or fail to comply with, any Other Reinsurance agreement or Producer Agreement, nor shall the Ceding Company enter into any new reinsurance agreements or contracts, whether ceded or assumed, with respect to any of the Reinsured Policies, in each and every case without the Reinsurer’s prior written consent which consent shall not be unreasonably withheld, delayed or conditioned by the Reinsurer. Section 6.2. Non-Guaranteed Elements. The Ceding Company will be responsible for determining the cost of insurance charges, loads and expense charges, credited interest rates, mortality and expense charges, administrative expense risk charges and policyholder dividends, as applicable, under the Reinsured Policies (“Non-Guaranteed Elements”). The Ceding Company shall provide the Reinsurer with all information with respect to its determination of Non- Guaranteed Elements and give the Reinsurer the opportunity to review in advance such determinations and, at the Reinsurer’s request, provide the Reinsurer the opportunity to discuss in advance such determinations.

15 1006378663v5 ARTICLE VII ARBITRATION Section 7.1. Agreement to Arbitrate; Request for Arbitration. As a condition precedent to any right of action arising hereunder, any dispute arising out of or relating to the interpretation, performance or breach of this Agreement, as well as the formation and/or validity thereof, whether arising before or after termination of this Agreement, shall be referred to and resolved by a panel of three arbitrators. Either Party may request arbitration in writing, such request to be using the notice provisions set forth in Section 10.1. Section 7.2. Selection of the Arbitration Panel. One arbitrator shall be chosen by each Party and the two arbitrators shall, before instituting the hearing, choose an impartial third arbitrator (the “Umpire”) who shall preside at the hearing. All arbitrators shall be disinterested active or former officers of life insurance or life reinsurance companies. If either Party fails to appoint its arbitrator, or fails to notify the other Party of the name of the arbitrator so appointed, within thirty (30) days after being requested to do so by the other Party, the latter, after ten (10) days’ written notice of its intention to do so, may appoint the second arbitrator. If the two (2) arbitrators are unable to agree upon the appointment of the Umpire within thirty (30) days of their appointment, each Party shall, each through its appointed arbitrator, nominate five (5) Umpire candidates, of whom the other Party, through its appointed arbitrator, shall strike four (4) candidates, and the decision between the two (2) remaining candidates determined by a random selection methodology agreed between the two (2) appointed arbitrators. Section 7.3. Confidentiality. All arbitration proceedings initiated hereunder shall be confidential as against third parties. In any court proceedings initiated pursuant or ancillary to such arbitration, the Parties shall attempt to file arbitration papers “under seal” or under a similar designation to preserve and ensure the confidential nature of the proceeding. Section 7.4. Scheduling. Within thirty (30) days after notice of appointment of all arbitrators, the panel shall meet and determine timely periods for briefs, discovery procedures and schedules for a hearing. Section 7.5. Conduct of the Arbitration and the Award. The panel shall be relieved of all judicial formality and shall not be bound by rules of procedure and evidence. The arbitration shall take place in New York, New York unless otherwise agreed between the Parties. The decision of any two (2) arbitrators when rendered in writing shall be final and binding. The panel is empowered to grant interim relief as it may deem appropriate. Judgment upon the award may be entered in any court having jurisdiction thereof. Section 7.6. Costs. Each Party shall bear the costs of the arbitrator it selected and will bear, jointly and equally with the other Party, the costs of the Umpire. The panel will allocate the remaining costs of the arbitration. The panel may, at its discretion, award such further costs, interest and expenses as it considers appropriate, including without limitation, legal fees, provided, however, that the panel shall not award punitive, exemplary or consequential damages.

16 1006378663v5 ARTICLE VIII INSOLVENCY Section 8.1. Payment of Benefits under an Insolvency. In the event of the insolvency of the Ceding Company, the reinsurance provided hereunder shall be payable by the Reinsurer directly to the Ceding Company or to its statutory liquidator, receiver or statutory successor on the basis of the liability of the Ceding Company under the Reinsured Policies without diminution because of the insolvency of the Ceding Company, except where (a) the Reinsured Policy specifically provides another payee of such reinsurance in the event of such insolvency or (b) the Reinsurer, with the consent of the direct insured or insureds, has assumed such policy obligations of the Ceding Company as direct obligations of the Reinsurer to the payees under such Reinsured Policies and in substitution for the obligations of the Ceding Company to such payees. Section 8.2. Required Notice of and Defense against Claims. In the event of the insolvency of the Ceding Company while reinsurance as to any Reinsured Policy is in effect under this Agreement, the conservator, liquidator, receiver or statutory successor of the Ceding Company shall give the Reinsurer written notice of the pendency of a claim against the Ceding Company on a Reinsured Policy within a reasonable time after such claim is filed in the insolvency proceeding. During the pendency of any such claim, the Reinsurer may, at its own expense, investigate such claim and interpose, at its own expense, in the proceeding where such claim is to be adjudicated, any defense or defenses which the Reinsurer may deem available to the Ceding Company or its conservator, liquidator, receiver or statutory successor. The expense thus incurred by the Reinsurer shall be payable, subject to court approval, out of the estate of the Ceding Company as a part of the expense of conservation or liquidation to the extent of a proportionate share of the benefit which may accrue to the Ceding Company in conservation or liquidation solely as a result of the defense undertaken by the Reinsurer. Where two or more reinsurers are involved in the same claim and a majority in interest elects to interpose the defense to such claim, the expense shall be apportioned in accordance with the terms of this Agreement as though such expense had been incurred by the insolvent Ceding Company. Section 8.3. Insolvency of the Reinsurer. In the event of the insolvency of the Reinsurer, all amounts due but not paid to the Reinsurer by the Ceding Company on such date under this Agreement, regardless of the date on which they became due, and all amounts which become due to the Reinsurer by the Ceding Company after that date under this Agreement may be retained by the Ceding Company and set off against the amounts due by the Reinsurer under this Agreement, whether they were due before the Insolvency or became due after. The balance only, if any, shall be payable by the Ceding Company to the Reinsurer at the expiry of all liability under this Agreement. ARTICLE IX TERMINATION Section 9.1. Termination by the Ceding Company. Upon the occurrence of a Ceding Company Termination Event, the Ceding Company shall have the right (but not the obligation) to terminate this Agreement by providing written notice of its intent to terminate. Termination of this

17 1006378663v5 Agreement shall be effective on the date specified in such notice, provided, that such date shall not be prior to the date on which the Ceding Company Termination Event occurred. Upon termination of this Agreement pursuant to this Section 9.1, the Ceding Company shall be deemed to have recaptured and reassumed all Insurance Liabilities, and there shall be a terminal accounting and release of any remaining balance of the Funds Withheld Account as provided in Section 9.3. Termination of this Agreement shall be effective on the date specified in the notice of termination (the “Payment Failure Termination Date”). Section 9.2. Termination by the Reinsurer. Upon the occurrence of a Reinsurer Termination Event, the Reinsurer shall have the right (but not the obligation) to terminate this Agreement by providing written notice of its intent to terminate to the Ceding Company. Termination of this Agreement shall be effective on the date specified in such notice, provided, that such date shall not be prior to the date on which the Reinsurer Termination Event occurred. Upon termination of this Agreement pursuant to this Section 9.2, the Ceding Company shall be deemed to have recaptured and reassumed all Insurance Liabilities, and there shall be a terminal accounting and release of any remaining balance of the Funds Withheld Account as provided in Section 9.3. Termination of this Agreement shall be effective on the Payment Failure Termination Date. Section 9.3. Terminal Accounting and Settlement. (a) In connection with a termination of this Agreement, the Ceding Company shall prepare and deliver to the Reinsurer a settlement statement within fifteen (15) calendar days of the Terminal Accounting Date (the “Terminal Settlement Statement”) setting forth the terminal settlement for the Terminal Accounting Period (the “Terminal Settlement”). The Terminal Settlement shall be calculated as follows: (i) The Ceding Company or the Reinsurer, as applicable, shall pay to the other Party the Funds Withheld Reserves Adjustment and the Quarterly Settlement Amount calculated for the Accounting Period ending on the Terminal Accounting Date in accordance with Section 5.2(c) and the Funds Withheld Reserves Adjustment shall be withdrawn from or deposited to the Funds Withheld Account, as applicable, in accordance with Section 5.2(c). (ii) Following the Funds Withheld Reserves Adjustment pursuant to clause (i) above, the Reinsurer shall pay to the Ceding Company an amount equal to the Reinsurer’s Quota Share of the Statutory Reserves and Liabilities as of the Terminal Accounting Date (the “Terminal Reserve Amount”), and concurrently, the Ceding Company shall pay to the Reinsurer an amount equal to the Terminal Reserve Amount. (b) All payments pursuant to the Terminal Settlement shall be made within five (5) calendar days of the Reinsurer’s receipt of the Terminal Settlement Statement. Following the Terminal Settlement, any remaining balance of the Funds Withheld Account shall be released to the Ceding Company. (c) In the event that, subsequent to the Terminal Accounting Date, an adjustment to the Terminal Settlement is necessary, a supplemental Terminal Settlement

18 1006378663v5 Statement will be calculated by the Ceding Company and a report shall be delivered by the Ceding Company to the Reinsurer. Any amount owed to either Party by reason of such supplemental Terminal Settlement shall be paid within five (5) calendar days of the Reinsurer’s receipt of such supplemental Terminal Settlement Statement. The payment of the Terminal Settlement or supplemental Terminal Settlement, if any, upon a termination shall constitute a complete and final release of such Party in respect of any and all known and unknown present and future obligations or liability of any nature to the other Party under this Agreement. ARTICLE X GENERAL PROVISIONS Section 10.1. Notices. All notices, requests, claims, demands or other communications hereunder shall be deemed to have been duly given and made if in writing and (a) at the time personally delivered if served by personal delivery upon the Party for whom it is intended, (b) at the time received if delivered by registered or certified mail (postage prepaid, return receipt requested) or by a national courier service (delivery of which is confirmed), or (c) upon confirmation if sent by e-mail; in each case to the Person at the address set forth below, or such other address as may be designated in writing hereafter, in the same manner, by such Person: If to the Ceding Company, to: Allstate Life Insurance Company 3100 Sanders Road, Suite 303 Northbrook, IL 60062 Attention: Angela Fontana E-mail: Angela.Fontana@Everlakelife.com If to the Reinsurer, to: Everlake Reinsurance Limited C/O Marsh Captive Solutions, as Insurance Manager Marsh Management Services Cayman Ltd PO Box 1051, 23 Lime Tree Bay Avenue Governors Square, Building 4, Floor 2 Grand Cayman KY1-1102, Cayman Islands Section 10.2. Confidentiality. Each of the Parties shall maintain the confidentiality of all information related to the Reinsured Policies. Section 10.3. Errors, Omissions, Misunderstandings and Oversights. If any failure to pay amounts due or to perform any other act required of either Party under this Agreement is shown to be unintentional and caused by misunderstanding, oversight or clerical error, then this Agreement shall not be deemed in breach thereby, provided, that such failure is promptly corrected by the Party that caused such failure, which correction restores the other Party to the position it would have occupied (including provision for the time value of money and, if as a result of any such

19 1006378663v5 misunderstanding, oversight or clerical error, there is a delay in the transfer of funds to be transferred pursuant hereto, the amount of interest accrued on the amount of funds to be transferred for the period commencing on the date such payments became past due at the Interest Rate on such date calculated on a daily basis) had the misunderstanding, oversight or clerical error not occurred. Section 10.4. Reinstatements. If a Reinsured Policy that was reduced, terminated, or lapsed is reinstated in accordance with its terms and Applicable Law, the reinsurance for such Reinsured Policy under this Agreement will be reinstated automatically to the amount that would have been in force if the Reinsured Policy had not been reduced, terminated or lapsed; provided, that, to the extent that the reinstatement of such Reinsured Policy requires payment by the applicable Policyholder of premiums in arrears or reimbursement by the Policyholder of claims paid to such Policyholder, the Ceding Company shall owe to the Reinsurer the Reinsurer’s Quota Share of such amounts to the extent actually paid and provided further that, to the extent the Ceding Company records a Statutory Reserve and Liability for any such reinstated Reinsured Policy, the Ceding Company will deposit to the Funds Withheld Account an amount of cash in immediately available funds equal to the Reinsurer’s Quota Share of such Statutory Reserve and Liability at the time of such reinstatement. Section 10.5. Entire Agreement. This Agreement (and the Exhibits and Schedules attached hereto) constitutes the entire agreement among the Parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, oral or written, with respect to such matters. Section 10.6. Amendment; Modification and Waiver. Any provision of this Agreement may be amended, modified or waived if, and only if, such amendment, modification or waiver is in writing and signed, in the case of an amendment, by the Parties, or in the case of a waiver, by the Party against whom the waiver is to be effective, and approved or non-objected to by the Illinois Department of Insurance. No failure or delay by either Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. Section 10.7. No Third Party Beneficiaries. Nothing expressed or implied in this Agreement is intended to confer any rights, benefits, remedies, obligations or liabilities upon any Person other than the Reinsurer and the Ceding Company and their respective successors and permitted assigns. Section 10.8. Assignment. Except as set forth in Section 8.1, neither this Agreement nor any of the rights, interests or obligations under it may be directly or indirectly assigned, delegated, sublicensed or transferred by either Party, in whole or in part, to any other Person (including any bankruptcy trustee) whether voluntarily or involuntarily, without the receipt of the prior written consent of the other Party and receipt of prior approval or non-objection of the Illinois Department of Insurance, and any attempted or purported assignment in violation of this Section 10.8 will be null and void; provided, that the Reinsurer may retrocede to any other reinsurers any portion of the liabilities assumed by the Reinsurer under this Agreement. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by the Parties and their respective successors and permitted assigns.

20 1006378663v5 Section 10.9. Expenses. Except as otherwise expressly provided in this Agreement, whether or not the transactions contemplated by this Agreement are consummated, all direct and indirect costs and expenses (including any legal and other advisory fees) incurred in connection with this Agreement and the transactions contemplated hereby shall be borne by the Party incurring such expenses. The provisions of this Section 10.9 shall survive the closing of the transaction contemplated hereby. Section 10.10. Further Assurances. Each Party agrees to cooperate fully with the other Party and to execute such further instruments, agreements, powers of attorney or other documents and to give such further written assurance as may be reasonably requested by any other Party to evidence, reflect and effectuate the transactions described and contemplated hereby and to carry into effect all the intents and purposes of this Agreement. Section 10.11. Governing Law. This Agreement and its enforcement will be governed by, and interpreted in accordance with, the laws of the State of Illinois applicable to agreements made and to be performed entirely within such state without regard to the conflicts of law provisions thereof. Section 10.12. Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed to constitute an original, but all of which shall constitute one and the same agreement, and may be delivered by e-mail or other electronic means intended to preserve the original graphic or pictorial appearance of a document. Section 10.13. Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any Person or any circumstance, is found by a court or other Governmental Authority of competent jurisdiction to be invalid or unenforceable, the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as would be enforceable. Section 10.14. Tax Matters. The Reinsurer shall make a valid election under Section 953(d) of the Code to be treated as a domestic corporation for U.S. federal income tax purposes effective on or prior to the Effective Date. The Reinsurer agrees and acknowledges that any excise taxes imposed under Section 4371 of the Code in respect of any payment under this Agreement as a result of the Reinsurer’s election under Section 953(d) of the Code being revoked or otherwise terminated, or as a result of the rejection of such election by the Internal Revenue Service, shall be the responsibility of the Reinsurer. The Reinsurer shall indemnify the Ceding Company for any such excise taxes imposed on the Ceding Company. Section 10.15. DAC Tax Election. The Ceding Company and the Reinsurer jointly agree to make an election pursuant to Section 1.848-2(g)(8) of the Treasury Regulations. In accordance with, and in furtherance of that election:

21 1006378663v5 (a) For each taxable year under this Agreement, the party with net positive consideration, as defined in Section 1.848-2 of the Treasury Regulations, shall capitalize specified policy acquisition expenses with respect to this Agreement without regard to the general deductions limitation of Section 848(c)(1) of the Code. The parties agree to make such election by timely attaching the schedule contemplated by Section 1.848-2(g)(8) of the Treasury Regulations to their federal income tax returns. (b) Both parties agree to exchange information pertaining to the amount of net consideration under this Agreement to ensure consistency for purposes of computing specified policy acquisition expenses or as otherwise required by the Internal Revenue Service. (c) This election will be made for the taxable year of each party that includes the Effective Date. This election will remain in effect for all future taxable years for which this Agreement remains in effect. Section 10.16. Offset. Any debts or credits between the Ceding Company and the Reinsurer under this Agreement only are deemed mutual debts and credits, as the case may be, and the Ceding Company and the Reinsurer shall have, and may exercise at any time and from time to time, the right to net or offset any such debts or credits under this Agreement only and only the balance shall be allowed or paid hereunder. This right of netting and offset shall not be affected or diminished because of insolvency of either Party to this Agreement. Section 10.17. Survival. Upon termination of this Agreement for any reason whatsoever, the obligations, terms or conditions set forth in Article VII, Section 10.2 and Section 10.9, shall survive such termination. Section 10.18. United States Currency. Each Party shall remit all payments due to the other Party under this Agreement in United States dollars. Section 10.19. No Reinsurance Intermediaries. Each Party represents and warrants to the other Party that such Party has not engaged any reinsurance broker or other intermediary to perform any services in connection with this Agreement and that no reinsurance broker or other intermediary is entitled to any commission or other compensation in connection with the transactions contemplated by this Agreement. Section 10.20. Territories. This Agreement covers any territory in which (a) any Reinsured Policy is issued or sold, (b) any owner of, or insured or beneficiary under, any Reinsured Policy is located or (c) there is any claim relating to any Insurance Liability, or otherwise arising under this Agreement. Section 10.21. Submission to Jurisdiction. Without prejudice, and subject to, the Parties obligation to arbitrate pursuant to Article VII, each Party hereby submits to the exclusive jurisdiction of the United States District Court for the Northern District of Illinois, Eastern Division (the “Agreed Court”) for any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with this Agreement or the transactions contemplated hereby (including any proceeding to compel arbitration or enforce an arbitral award). Each Party hereby irrevocably and unconditionally waives, to the fullest extent permitted by Applicable Law, any objection that it may now or hereafter have to the laying of the venue of any

22 1006378663v5 such proceedings brought in such court. Each of the Parties irrevocably and unconditionally waives and agrees not to plead or claim in any such court (a) that it is not personally subject to the jurisdiction of the Agreed Court for any reason other than the failure to serve process in accordance with Applicable Law, (b) that it or its property is exempt or immune from jurisdiction of the Agreed Court or from any legal process commenced in the Agreed Court (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise), and (c) to the fullest extent permitted by Applicable Law that (i) the suit, action or proceeding in the Agreed Court is brought in an inconvenient forum and (ii) the venue of such suit, action or proceeding is improper. [SIGNATURES CONTAINED ON FOLLOWING PAGE.]

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Sch. 4.1-1 1006378663v5 Schedule 4.1 INVESTMENT GUIDELINES Funds Withheld Account Assets shall be invested in accordance with the Allstate Life Insurance Company Investment Guidelines attached hereto on an aggregate basis with all assets of Allstate Life Insurance Company’s Portfolio covered thereby. [see attached]

Sch. 4.1-2 1006378663v5 Schedule 1 Investment Guidelines T he Investm ent Guidelinesw illbe am ended to reflect any future changesin IllinoisInsurance L aw toconform toapplicableIllinoisinvestm entlaw s. I. Investment Objectives T heCom pany’sInvestm entO bjectivesareto:  Ensure the prudent m anagem ent of the Com pany’sinvestm ents,taking into consideration preservation of principal, reasonable investm ent and issuer diversification, yield and return, stability in value, and liquidity, so that obligationsto Com pany policyholdersare adequately m et and the Com pany’s financialstrengthissufficienttocoverreasonably foreseeablebusinessneeds.  S atisfy allrequirem entsunderIllinoisInsurance L aw governing the Com pany’s investm ent activities,including the quality,m aturity,and diversification of investm ents.  O versee investm entstrategiesthat are intended to assure thatthe investm ents and investm ent practicesare appropriate for the businessconducted by the Com pany,includingthenatureanddurationofitsliabilities.  Ensure thatthe investm entstrategiesim plem ented by the Investm entM anager areappropriateforan insurerw ith the productm ix,liquidity needs,and scale of theCom pany. II. Board Oversight T he m anagem ent ofthe Account shallat alltim esrem ain underthe oversight ofthe Board of Directorsofthe Com pany. T he Com pany’sm anagem ent w illoversee the ongoing activitiesof the Investm ent M anager to achieve the Com pany’sobjectivesw ithin itsrisk,capitaland liquidity tolerances. T he Com pany reservesthe right to review and direct asneeded specific investm entactivity toachieveitsobjectives. III. Eligible Investments T he Investm entM anagershallhave fullauthority to buy and sellinvestm entsfortheCom pany totheextentperm ittedby IllinoisInsuranceL aw ,includingasdescribedbelow . T he follow ing investm entsshallbe deem ed eligible investm entsforthe Com pany underthe Investm entP olicy and Guidelines:  Cash equivalents: S hort-term ,highly rated and highly liquid investm entsorsecurities readily convertibletoknow nam ountsofcashw ithoutpenalty,including:

Sch. 4.1-3 1006378663v5 o Governm entm oney m arketm utualfundsandclassonem oney m arketm utualfunds o S hort-term :Investm entsw itharem ainingterm tom aturity of90 daysorless o Highly rated:Investm entrated "P -1"by M oody'sInvestorsS ervice,Inc.,or"A-1"by S &P ,oritsequivalentratingby anationally recognized statisticalratingorganization recognizedby theS VO  U .S .T reasury andagency securities  CanadianGovernm entand agency securities  Debtsecuritiesofdom esticandforeigngovernm ents  Debtsecuritiesofdom esticandforeigncorporateissuersoraR EIT  P referredandcom m onstockofdom esticandforeignissuers  Assetbackedsecurities  M ortgagebacked securities  M ortgageloans  R ealestate,realproperty  Equity interests,lim itedpartnershipinterests  S ecuritieslendingrepurchase,reverserepurchaseanddollarrolltransactions  Derivative instrum ents: Including options,w arrantsused in ahedging transaction and not attached to another financialinstrum ent,caps,floorscollars,sw aps,forw ards, futuresandany otheragreem ents,optionsorinstrum entssubstantially sim ilarthereto.  R ated creditinstrum ents  S pecialratedcreditinstrum ents  Investm ent vehiclescontrolled and m anaged by affiliatesofthe Investm ent M anager (“ Affiliated Funds” ),w hich m ay include com m ingled orsingle investor,pooled orsingle purpose,funds and other separately m anaged account arrangem ents and assets Investm ent strategiesstructured and m anaged by affiliatesofthe Investm entM anager (“ AffiliatedS trategies” )  Investm entsin debt obligationsorequity ofany portfolio entitiesofAffiliated Funds; debtobligationsorequity m anaged,originated orserviced by the Investm entM anager, itsaffiliatesorportfolio entitiesofAffiliated Funds;securitizationsm anaged,originated orserviced by the Investm ent M anager,itsaffiliatesorportfolio entitiesofAffiliated Funds.

Sch. 4.1-4 1006378663v5  Investm entsthatareeligibleforthepaym entoraccrualofinterestordiscount(w hether in cash orotherform sofincom e orsecurities),eligible to receive dividends,orother distributionsorisotherw iseincom eproducing. IV. Investment Limits Alllim itsreferredtohereinarew ithrespecttostatutory bookvalue. Ifthe Com pany acquiresadditionalinvestm entsthat exceed the quantitative lim itationsof certain provisionsof IllinoisInsurance L aw ,then the Com pany shallm anage the P ortfolio consistentw ithIllinoisInsuranceL aw orasapproved by theDirector,and asappropriateforthe Com pany. T heCom pany m ay acquireorhold asadm ittedassetsinvestm entsthatdonototherw isequalify underIllinoisInsurance L aw ,orexceed the lim itsand capson investm entsofadm itted assets underIllinoisInsurance L aw ,in am annerconsistent w ith the provisionsofIllinoisInsurance L aw ,orasapprovedby theDirector. Eligible Investments Limits Investment Type Maximum Limit Special Rated Credit Instruments 5% Canadian Investments Issued,assum ed,guaranteed,insuredby CanadianGov’tor CanadianGS E N otissued,assum ed,guaranteed,insuredby CanadianGov’tor CanadianGS E 40% 40% 25% Foreign Investments (Excluding Canada) S ingleforeignjurisdictionw ithN AIC 1 rating S ingleforeignjurisdictionw ithN AIC 2-6 rating Excluded:CollateralizedL oanO bligations(CL O s)thathaveaU .S basedco-issuerw hereatleast80% ofsuchCL O ’sassetsm ustbe investedinobligationsofissuersdom iciledororganizedintheU .S . 20% 10% 3% Foreign Currency S ingleforeignjurisdictionw ithsovereignratingofN AIC 1 S ingleforeignjurisdictionw ithsovereignratingofN AIC 2-6 Excluded:Foreigncurrency hedgedtoU .S .Dollar 10% 10% 3% Preferred Stocks Qualifying as Rated Credit Instruments (Excluding foreign investments) N otsinkingfundstocksandratedbelow N AIC 2 33.33% 15% Mortgages Loans ConstructionL oans 2% Real Estate T otalm ortgageloananddirectrealestateinvestm ent 45%

Sch. 4.1-5 1006378663v5 Leased Personable Property 2% Equity Interests N otlistedonqualifiedexchange(excludingm utualfunds) 20% 5% 1. Credit Quality Limits T heP ortfolioism anagedw ithinthefollow ingratingguidelines: N AIC R ating 1 and 2 0 – 100% 3-6 0 – 20% 4-6 0 – 10% 5-6 0 – 3% 6 0 – 1% 1. Asset Class Requirements Asset classrequirem entsw illbe consistent w ith IllinoisInsurance L aw and appropriate fortheCom pany. 2. Stock Limits  N om orethan20% oftheP ortfoliom ay beinvested inunaffiliatedequity interests  P referredstockandhybrids o T he Com pany m ay invest in preferred stocksthat qualify asR ated Credit Instrum ents(asdefined in the IllinoisInsurance Code)ofsolvent institutionsin the U nited S tates and Canada consistent w ith Illinois Insurance L aw and appropriatefortheCom pany. o N o m ore than 3% ofthe portfolio m ay be invested in the preferred stockofan unaffiliatedsingleissuer  S ingleissuer o N o m ore than 3% ofthe P ortfolio m ay be invested in equity interestsofan unaffiliatedsingleissuer o N o m ore than 5% ofthe P ortfolio m ay be invested in equity intereststhat are notlistedonaforeignorU .S .securitiesexchange 3. Partnership Limit

Sch. 4.1-6 1006378663v5 T he Com pany m ay investin partnership interestsconsistentw ith IllinoisInsurance L aw and asappropriatefortheCom pany. 4. Foreign Limits T he Com pany shallinvest in securitiesissued by foreign issuersand foreign currenciesin a m annerconsistentw ithIllinoisInsuranceL aw andasappropriatefortheCom pany. 5. Single Issuer Limits Consistentw ithIllinoisInsuranceL aw andasappropriatefortheCom pany,theCom pany’s exposuretosingleissuersislim itedtoprotectagainsttheriskofconcentratedexposureto any oneentity.T heCom pany shallnotacquire,directly orindirectly,aninvestm entif,asa resultofandaftergivingeffecttotheinvestm ent,theinsurerw ouldholdm orethan3% of itsadm ittedassetsininvestm entsofalkindsissued,assum ed,accepted,guaranteed,or insuredby asingleperson. Single Issuer Limits: Sector Sector/Rating Maximum Limit Rated credit instrument by SVO Includes:ABS N AIC 1-2 Includes:M ortgagerelated(singleasset) Excludes:M ortgagerelated(poolofassets) Excludes:Financialguaranty insurerw ithhighestN R S R O rating 3% S eeBelow N /A ABS (Single asset or pool of assets) N AIC 3-6 N AIC 4-6 1% 0.5% Mortgage Related (Pool of assets) 5% Mortgage Loans (One secured location) ConstructionL oans 1% 0.25% Leased Personable Property (item of property) 0.5% 6. Reverse Repurchase Transaction, Securities Lending, and Dollar Roll Limits R everserepurchasing,securitieslendinganddollartransactionsm ay beutilizedforthepurpose ofbridgingshortterm fundinggaps. Any transactionm ustterm inatenolaterthanoneyear from itsinception. N om orethan40% ofadm itted assetsm ay besubjecttoreverse repurchasing,repurchasing,orsecuritieslendingagreem ents. T hislim itationexcludes collateralpostedtotheFHL B. Inadollarrolltransaction(thesaleofsecuritiesissues,assum ed,orguaranteedby thefederal housingagenciesw iththeobligationtopurchasenom orethan96 dayslatersubstantially sim ilarsecurities),cashreceivedby theCom pany m ustequalatleast100% ofthem arketvalue ofthesecuritiestransferredtothecounterparty.

Sch. 4.1-7 1006378663v5 7. FX Exposures T heCom pany w illm anageitsforeigncurrency exposureconsistentw ithIllinoisInsuranceL aw andasappropriatefortheCom pany. 8. Maturity T heCom pany w illm anagedurationobjectivesforinvestm entsw ithintargetsdeterm ined as appropriatefortheCom pany consistentw iththeCom pany’sassetliability m anagem entpolicy. 9. Derivatives Derivativesm ay beusedinhedgingtransactions. Derivative Limits Type Maximum Limit Hedging Transactions Aggregatestatem entvalueofoptions,caps,floorsandw arrantsnot attachedtoanotherfinancialinstrum entpurchased Aggregatestatem entvalueofoptions,capsandfloors Aggregatepotentialexposureofcollars,sw aps,forw ardsandfutures 7.5% 3% 6.5% Income Generation Transactions 10% Replication Transactions S ubjecttoallprovisionsasiftransactionconstituteddirectinvestm ent Counterparty exposurelim itsinhedgingtransactionsaretobecalculatedinaccordancew ith IllinoisInsuranceL aw .

Sch. 4.1-8 1006378663v5 10. Real Estate Bonds and Mortgages T heCom pany w illm anageitsrealestateandm ortgageinvestm entsconsistentw ithIllinois InsuranceL aw and asappropriatefortheCom pany. Other Limits Sector Mortgage Loans FirstL ien S econdL ien Domestic jurisdiction  90% ofthefairm arketvalueoftherealestateifthe m ortgageloanissecuredby apurchasem oney m ortgage  80% ofthefairm arketvalueoftherealestate,ifloan requiresim m ediatescheduledpaym entinperiodic installm entsofprincipalandinterest,hasanam ortization periodof30 yearsorlessandperiodicpaym entsm adeno lessfrequently thanannually. Forresidentialm ortgage loans,the80% lim itationm ay beincreasedto97% if acceptableprivatem ortgageinsurancehasbeenobtained  75% ofthefairm arketvalueoftherealestateform ortgage loansthatdonotm eettherequirem entsabove Com pany m ustbeholderoffirstlien Credit Lease Transactions Exempt from Mortgage Loan limits above if:  T heloanam ortizesovertheinitialfixedleaseterm atleast inanam ountsufficientsothattheloanbalanceattheend oftheleaseterm doesnotexceedtheoriginalappraised valueoftherealestate;  T heleasepaym entscoverorexceedthetotaldebtservice overthelifeoftheloan;  A tenantoritsaffiliatedentity,w hoseratedcredit instrum entshaveaS VO 1 or2 designationoracom parable ratingfrom anationally recognizedstatisticalrating organizationrecognizedby theS VO ,hasafullfaithand creditobligationtom aketheleasepaym ents;  T heinsurerholdsoristhebeneficialholderofafirstlien m ortgageontherealestate;  T heexpensesoftherealestatearepassedthroughtothe tenant,excludingexterior,structural,parkingandheating, ventilationandairconditioningreplacem entexpenses, unlessannualescrow contributions,from cashflow sderived from theleasepaym ents,covertheexpenseshortfall;and  T hereisaperfectedassignm entoftherentsduepursuant totheleaseto,orforthebenefitof,theinsurer.

Sch. 4.1-9 1006378663v5 11. Investment in Affiliated Funds and Strategies  Investm entsinaffiliatedfundsandaffiliated strategiesshallbeundertakenasrequired by IllinoisInsuranceL aw and asappropriatefortheCom pany.  P riortoundertakingany investm entinanaffiliatethatisequaltoorexceedsthelesser of3% ofCom pany’sadm itted assetsor25% oftheCom pany’ssurplusasregards policyholdersasofthe31stday ofthepriorDecem ber,theCom pany w illprovidethe Directorw ithaForm D P riorN otificationofT ransactionandseektheDirector’sapproval ornon-disapprovalthereof.  Allinvestm entsinaffiliatesshallbereported inany Form B oram endm enttheretofiled w iththeDirector.

Sch. 5.2-1 1006378663v5 Schedule 5.2 FORM OF QUARTERLY SETTLEMENT REPORTS FUNDS WITHHELD RESERVES ADJUSTMENT 1. Funds Withheld Reserves Adjustment a. Reinsurer’s Quota Share of Statutory Reserves & Liabilities at end of current Accounting Period (7a) b. Reinsurer’s Quota Share of Statutory Reserves & Liabilities at beginning of current Accounting Period (7b) c. Funds Withheld Investment Results (2e) d. 1a – 1b – 1c If 1(d) is positive, reinsurer will pay the ceding company. If 1(d) is negative, the ceding company will pay the absolute value of 1(d) to the reinsurer. 2. Funds Withheld Investment Results a. Net Investment Income of Funds Withheld Account Assets b. Realized Capital Gains (Losses) of Funds Withheld Account Assets c. Change in Unrealized Capital Gains (Losses) of Funds Withheld Account Assets (for assets, other than fixed income, if the statement value is not amortized cost) d. Change in IMR of Funds Withheld Account Assets e. Funds Withheld Investment Results (2a + 2b + 2c – 2d) QUARTERLY SETTLEMENT AMOUNT 3. Premiums * Quota Share 4. Insurance Liabilities (net of Other Reinsurance) a. Claims and other Benefits * Quota Share b. Commissions * Quota Share c. Operating Expenses * Quota Share d. (4a + 4b + 4c) 5. Premium Tax * Quota Share 6. Funds Withheld Reserves Adjustment (1d) STATUTORY RESERVES AND LIABILITIES 7. Reinsurer’s Quota Share of Statutory Reserves and Liabilities (Funds Withheld Reserve) a. Reinsurer’s Quota Share of Statutory Reserves and Liabilities at beginning of Accounting Period b. Reinsurer’s Quota Share of Statutory Reserves and Liabilities at end of Accounting Period

Sch. 5.6(a)-1 1006378663v5 Schedule 5.6(a) ADDITIONAL CEDING COMPANY REPORTS 1. Cash Flow Projections – Quarterly – to be delivered no later than 60 days following the last day of each quarter – cash flow projections based on policies in force at the end of the quarter, calculated in accordance with applicable SAP: a. based on assumptions defined by the Reinsurer (to be set after review of assumptions) b. Liability cash flows c. Asset cash flows 2. Funds Withheld Reinsurance Exposures – Quarterly– to be delivered no later than 60 days following the last day of each quarter, calculated in accordance with applicable SAP: a. Funds Withheld Reinsurance Reserves b. Funds Withheld Reinsurance Assets: i. split by asset class and rating ii. statutory book value and market value 3. Experience Analysis of actuarial assumptions – Annually – to be delivered no later than 10 Business Days following the productions of draft and final analyses, calculated in accordance with applicable SAP

B-1 1006378663v5 Exhibit A INITIAL FUNDS WITHHELD ASSETS [See attached.]

CUSIP Description Original Lot ID Base Current Units Est. STAT Book Value 1236020 10855 Philadelphia Avenue 677094771 6,200,000.00 6,200,000.00 1233370 117 Park Drive 677094818 3,245,687.36 3,227,321.94 1233420 120-124 Peterborough Street 677094820 3,179,268.15 3,179,268.15 1233400 191-195 Park Drive 677094821 3,179,268.15 3,179,268.15 1236520 21 Pearl 677094761 10,200,000.00 10,200,000.00 1236520 21 Pearl 758981265 10,200,000.00 10,470,769.82 88579YBB6 3M CO 757398264 10,000,000.00 9,989,370.18 88579YBG5 3M CO 756546172 600,000.00 670,743.58 88579YAV3 3M CO 757398262 5,091,000.00 5,061,130.72 88579YBC4 3M CO 757398267 12,000,000.00 12,000,000.00 88579YAV3 3M CO 757398261 8,736,000.00 8,687,541.38 88579YBB6 3M CO 757398265 10,000,000.00 10,055,812.11 88579YBJ9 3M CO 757398271 2,000,000.00 1,982,654.19 88579YBH3 3M CO 757398269 5,000,000.00 4,981,536.74 88579YBG5 3M CO 756546171 600,000.00 670,743.58 88579YBC4 3M CO 695749511 1,000,000.00 1,000,000.00 88579YBC4 3M CO 695749519 1,000,000.00 1,000,000.00 1234380 525 West Alameda 677094792 3,474,614.74 3,474,614.74 1235340 755 North 677094844 25,505,940.74 25,394,167.76 1235340 755 North 758981383 8,828,979.49 9,464,107.36 02379DAA8 AAL 2019-1 B 696533723 429,216.54 311,435.86 002824BF6 ABBOTT LABORATORIES 666323103 5,000,000.00 5,325,593.46 002824BF6 ABBOTT LABORATORIES 666337463 4,714,000.00 4,776,833.02 00287YCA5 ABBVIE INC 696533715 500,000.00 498,381.59 00287YCA5 ABBVIE INC 666326281 500,000.00 498,367.82 00287YBX6 ABBVIE INC 666330352 7,000,000.00 6,998,688.30 00287YAX7 ABBVIE INC 666337307 4,000,000.00 3,999,927.70 00287YBV0 ABBVIE INC 666337303 5,000,000.00 4,995,658.34 00724PAC3 ADOBE INC 666323124 4,000,000.00 3,998,037.78 00724PAC3 ADOBE INC 666338404 6,000,000.00 5,997,056.70 00101JAH9 ADT SECURITY CORP 666339125 10,000,000.00 9,999,854.86 00774CAB3 AECOM 666330307 1,000,000.00 998,557.06 00108WAN0 AEP TEXAS INC 697709906 5,000,000.00 4,985,271.56

00115AAK5 AEP TRANSMISSION COMPANY LLC 696531425 300,000.00 298,333.82 00115AAK5 AEP TRANSMISSION COMPANY LLC 666325733 300,000.00 298,324.58 00130HCC7 AES CORP 696533707 500,000.00 498,245.88 00130HCB9 AES CORP 696536464 1,000,000.00 999,822.93 00122@AA9 AES SOUTHLAND ENERGY, LLC 674286089 2,896,227.51 2,895,202.72 00122@AA9 AES SOUTHLAND ENERGY, LLC 674286086 2,557,292.72 2,556,387.86 00122@AA9 AES SOUTHLAND ENERGY, LLC 674286085 2,527,974.81 2,527,080.31 00122@AA9 AES SOUTHLAND ENERGY, LLC 674286091 3,098,079.21 3,096,983.01 00122@AA9 AES SOUTHLAND ENERGY, LLC 674286087 2,765,352.21 2,764,373.73 00122@AA9 AES SOUTHLAND ENERGY, LLC 674286084 2,397,603.22 2,396,754.86 00122@AA9 AES SOUTHLAND ENERGY, LLC 674286090 2,947,216.65 2,946,173.81 00122@AA9 AES SOUTHLAND ENERGY, LLC 674286088 2,810,253.67 2,809,259.30 00817YAV0 AETNA INC 666336864 5,000,000.00 4,998,203.21 00817YAV0 AETNA INC 666336889 5,000,000.00 4,998,203.21 00846UAN1 AGILENT TECHNOLOGIES INC 701624580 5,000,000.00 4,991,602.47 00914AAG7 AIR LEASE CORP 666330326 6,000,000.00 5,893,869.77 00913RAF3 AIR LIQUIDE FINANCE SA 666330328 5,000,000.00 4,960,112.98 00913RAF3 AIR LIQUIDE FINANCE SA 666338379 2,000,000.00 1,984,045.19 00928QAP6 AIRCASTLE LTD 666337007 1,620,000.00 1,622,891.09 010869EK7 ALAMEDA CORRIDOR TRANSPORTATION AUTHORITY 666330649 9,300,000.00 4,847,647.34 011903CA7 ALASKA INDL DEV & EXPT AUTH REV 666331111 5,055,000.00 4,257,139.53 011903CA7 ALASKA INDL DEV & EXPT AUTH REV 674270325 6,740,000.00 5,630,091.27 013092AC5 ALBERTSONS COMPANIES INC 666330668 5,000,000.00 5,000,000.00 013092AE1 ALBERTSONS COMPANIES INC 666330662 3,000,000.00 3,000,000.00 013092AB7 ALBERTSONS COMPANIES INC 666337026 2,000,000.00 2,062,443.20 013822AC5 ALCOA NEDERLAND HOLDING BV 666326302 3,138,000.00 3,184,496.39 013822AC5 ALCOA NEDERLAND HOLDING BV 666330618 3,000,000.00 2,994,647.75 01626PAH9 ALIMENTATION COUCHE-TARD INC 666330612 4,199,000.00 4,196,650.85 01626PAN6 ALIMENTATION COUCHE-TARD INC 666330637 4,500,000.00 4,483,069.98 01626PAH9 ALIMENTATION COUCHE-TARD INC 666330642 3,801,000.00 3,797,907.96 01748TAB7 ALLEGION PLC 696535015 1,000,000.00 999,765.73 01748TAB7 ALLEGION PLC 666337984 1,000,000.00 999,756.48 01748NAE4 ALLEGION US HOLDING COMPANY INC 666330636 2,000,000.00 1,996,998.74 01882YAB2 ALLIANT ENERGY FINANCE LLC 666338357 2,500,000.00 2,496,605.92

019736AE7 ALLISON TRANSMISSION INC 666330709 1,625,000.00 1,632,146.02 02079KAC1 ALPHABET INC 757398382 8,628,000.00 8,566,624.56 02079KAJ6 ALPHABET INC 761350790 3,000,000.00 2,991,550.56 02079KAB3 ALPHABET INC 666337613 2,500,000.00 2,499,943.77 02209SBH5 ALTRIA GROUP INC 696536491 1,500,000.00 1,499,576.84 023135CA2 AMAZON.COM INC 757398390 15,000,000.00 14,944,604.98 023135BY1 AMAZON.COM INC 695901423 20,000,000.00 19,988,937.61 023135BY1 AMAZON.COM INC 686845068 10,000,000.00 9,994,468.80 02343UAG0 AMCOR FINANCE (USA) INC 666326165 2,000,000.00 1,998,447.65 02343UAG0 AMCOR FINANCE (USA) INC 666326174 4,958,000.00 4,982,774.73 02343UAG0 AMCOR FINANCE (USA) INC 666326198 2,000,000.00 2,011,194.61 02343UAG0 AMCOR FINANCE (USA) INC 666338727 1,500,000.00 1,511,925.21 02343UAG0 AMCOR FINANCE (USA) INC 666337484 5,000,000.00 5,027,986.50 02343UAG0 AMCOR FINANCE (USA) INC 666337630 4,585,000.00 4,621,059.42 02343UAG0 AMCOR FINANCE (USA) INC 666337559 4,000,000.00 3,996,895.33 02343UAG0 AMCOR FINANCE (USA) INC 666337486 12,042,000.00 12,102,172.90 02344AAA6 AMCOR FLEXIBLES NORTH AMERICA INC 692718811 7,000,000.00 6,997,035.37 02344AAA6 AMCOR FLEXIBLES NORTH AMERICA INC 697709916 9,000,000.00 8,996,188.33 081437AS4 AMCOR FLEXIBLES NORTH AMERICA INC 666338260 5,000,000.00 5,009,942.67 02344AAA6 AMCOR FLEXIBLES NORTH AMERICA INC 688016508 3,500,000.00 3,498,517.68 90345KAA8 AMERICAN AIRLINES 2010-1 PASS THROUGH TRUST 666337753 1,610,641.81 1,610,605.85 025537AP6 AMERICAN ELECTRIC POWER COMPANY INC 666338824 400,000.00 399,350.39 02665WDW8 AMERICAN HONDA FINANCE CORP 695901419 5,000,000.00 4,992,225.16 02665WDT5 AMERICAN HONDA FINANCE CORP 718405233 7,000,000.00 6,982,867.55 02665WDL2 AMERICAN HONDA FINANCE CORP 666338821 10,000,000.00 9,998,219.24 026874DN4 AMERICAN INTERNATIONAL GROUP INC 666338814 2,500,000.00 2,494,645.64 03027XAK6 AMERICAN TOWER CORP 666323113 1,700,000.00 1,755,958.72 03027XAG5 AMERICAN TOWER CORP 666330689 5,000,000.00 5,021,936.95 03027XBA7 AMERICAN TOWER CORP 666330527 6,000,000.00 5,977,842.15 03027XAK6 AMERICAN TOWER CORP 666338773 3,300,000.00 3,408,683.41 03027XAU4 AMERICAN TOWER CORP 666338768 2,500,000.00 2,479,116.35 03027XAK6 AMERICAN TOWER CORP 666338872 1,980,000.00 2,045,351.34 03040WAW5 AMERICAN WATER CAPITAL CORP 666326253 1,000,000.00 996,484.15 03040WAZ8 AMERICAN WATER CAPITAL CORP 692718813 6,000,000.00 5,983,002.82

03040WAY1 AMERICAN WATER CAPITAL CORP 697709922 6,000,000.00 5,982,534.56 03040WAZ8 AMERICAN WATER CAPITAL CORP 697709923 7,000,000.00 6,980,169.96 03040WAX3 AMERICAN WATER CAPITAL CORP 666330522 5,000,000.00 4,990,171.34 03040WAW5 AMERICAN WATER CAPITAL CORP 666330524 5,000,000.00 4,982,420.77 03040WAZ8 AMERICAN WATER CAPITAL CORP 685718729 3,000,000.00 2,991,501.41 030981AL8 AMERIGAS PARTNERS LP 666326246 750,000.00 744,834.12 030981AJ3 AMERIGAS PARTNERS LP 666330517 7,000,000.00 7,000,000.00 030981AL8 AMERIGAS PARTNERS LP 666329543 400,000.00 400,000.00 030981AJ3 AMERIGAS PARTNERS LP 666329546 2,000,000.00 2,002,884.37 030981AL8 AMERIGAS PARTNERS LP 666329540 400,000.00 400,000.00 030981AJ3 AMERIGAS PARTNERS LP 666329549 2,000,000.00 2,000,000.00 030981AL8 AMERIGAS PARTNERS LP 666329566 1,000,000.00 993,112.16 031162CH1 AMGEN INC 666324496 10,000,000.00 9,993,223.37 031162CH1 AMGEN INC 666324662 5,000,000.00 4,996,611.68 031162CT5 AMGEN INC 696531134 1,900,000.00 1,896,893.39 031162BV1 AMGEN INC 666326218 1,000,000.00 1,006,328.77 031162BV1 AMGEN INC 666323114 3,605,000.00 3,619,902.66 031162CU2 AMGEN INC 666329563 3,000,000.00 2,999,151.16 031162CT5 AMGEN INC 666338632 1,800,000.00 1,797,056.37 031162CT5 AMGEN INC 666338628 5,000,000.00 5,041,503.81 031162CT5 AMGEN INC 761350806 2,000,000.00 2,028,125.61 031162BV1 AMGEN INC 666338785 5,000,000.00 4,997,684.57 00175PAC7 AMN HEALTHCARE INC 666324470 4,500,000.00 4,530,006.11 032095AJ0 AMPHENOL CORP 666329559 7,000,000.00 6,995,533.98 032095AJ0 AMPHENOL CORP 666338891 3,000,000.00 2,998,086.00 03027WAJ1 AMTT 2013-2A 2A 674270326 5,000,000.00 5,000,000.00 032654AU9 ANALOG DEVICES INC 753944745 5,000,000.00 4,970,514.11 03522AAG5 ANHEUSER-BUSCH COMPANIES LLC 666337234 2,610,000.00 2,587,880.52 03522AAG5 ANHEUSER-BUSCH COMPANIES LLC 666337246 4,000,000.00 3,971,379.89 03522AAG5 ANHEUSER-BUSCH COMPANIES LLC 666337232 6,756,000.00 6,716,828.58 035240AQ3 ANHEUSER-BUSCH INBEV WORLDWIDE INC 666339226 1,200,000.00 1,239,492.29 035240AQ3 ANHEUSER-BUSCH INBEV WORLDWIDE INC 666339082 1,200,000.00 1,238,615.95 035240AQ3 ANHEUSER-BUSCH INBEV WORLDWIDE INC 666339075 1,200,000.00 1,238,605.12 035240AQ3 ANHEUSER-BUSCH INBEV WORLDWIDE INC 666339228 1,200,000.00 1,239,492.29

037735CW5 APPALACHIAN POWER CO 666326285 2,500,000.00 2,492,432.25 037735CW5 APPALACHIAN POWER CO 666339137 2,500,000.00 2,492,432.25 037833AS9 APPLE INC 757398397 6,000,000.00 6,068,994.12 037833DN7 APPLE INC 666323106 8,000,000.00 7,990,482.62 037833DN7 APPLE INC 666338564 17,000,000.00 16,979,775.58 037833AS9 APPLE INC 666339135 15,000,000.00 14,996,764.65 037833BZ2 APPLE INC 761350786 8,750,000.00 9,049,152.67 038222AL9 APPLIED MATERIALS INC 666323105 4,028,000.00 4,281,422.33 038222AL9 APPLIED MATERIALS INC 666338560 6,042,000.00 6,422,133.50 03835VAG1 APTIV PLC 696533246 811,000.00 810,287.28 03835VAG1 APTIV PLC 666338533 763,000.00 762,321.68 038522AQ1 ARAMARK SERVICES INC 666326279 2,500,000.00 2,487,197.33 038522AR9 ARAMARK SERVICES INC 666329621 1,000,000.00 1,000,970.93 038522AQ1 ARAMARK SERVICES INC 666329624 2,380,000.00 2,359,988.81 038522AQ1 ARAMARK SERVICES INC 666338529 2,100,000.00 2,082,343.07 03938LBA1 ARCELORMITTAL SA 696532786 553,000.00 561,212.31 03938LAP9 ARCELORMITTAL SA 666329590 900,000.00 931,868.73 03938LAP9 ARCELORMITTAL SA 666329569 250,000.00 259,376.92 03938LAP9 ARCELORMITTAL SA 666329586 250,000.00 255,965.01 03938LAP9 ARCELORMITTAL SA 666329568 1,000,000.00 1,028,776.47 03938LAS3 ARCELORMITTAL SA 666329585 1,000,000.00 1,154,982.19 03938LAP9 ARCELORMITTAL SA 666329575 1,000,000.00 1,024,455.07 03938LAP9 ARCELORMITTAL SA 666329595 250,000.00 259,376.92 03938LAP9 ARCELORMITTAL SA 666329574 1,500,000.00 1,473,297.21 03938LAP9 ARCELORMITTAL SA 666329579 1,500,000.00 1,500,000.00 03938LAP9 ARCELORMITTAL SA 666329615 500,000.00 517,704.84 03938LAS3 ARCELORMITTAL SA 666330410 1,500,000.00 1,732,473.28 03938LAP9 ARCELORMITTAL SA 666337216 2,000,000.00 2,071,819.94 03938LAP9 ARCELORMITTAL SA 666337195 1,500,000.00 1,473,297.21 03938LAP9 ARCELORMITTAL SA 666337197 2,000,000.00 1,964,396.30 03938LAP9 ARCELORMITTAL SA 666337191 2,000,000.00 2,000,000.00 040555CW2 ARIZONA PUBLIC SERVICE CO 757398543 5,500,000.00 5,497,773.79 040555CH5 ARIZONA PUBLIC SERVICE CO 666326271 5,000,000.00 4,628,796.10 040555CN2 ARIZONA PUBLIC SERVICE CO 666330395 5,875,000.00 6,062,706.27

040555CK8 ARIZONA PUBLIC SERVICE CO 666337437 5,000,000.00 4,994,902.74 1235300 Arroyo South Business Center 677094857 15,172,786.28 15,129,103.41 1235300 Arroyo South Business Center 758981376 3,582,463.43 3,832,018.71 1235300 Arroyo South Business Center 758981257 5,900,528.00 6,311,560.23 04364VAG8 ASCENT RESOURCES UTICA HOLDINGS LLC 66633039 500,000.00 421,111.71 04364VAG8 ASCENT RESOURCES UTICA HOLDINGS LLC 666330366 2,000,000.00 1,955,422.70 044209AM6 ASHLAND LLC 666330383 1,000,000.00 975,545.55 044209AM6 ASHLAND LLC 666330468 1,000,000.00 1,079,244.39 044209AM6 ASHLAND LLC 666330384 2,150,000.00 2,284,527.83 044209AM6 ASHLAND LLC 666337364 750,000.00 731,659.17 044209AM6 ASHLAND LLC 666337359 2,000,000.00 2,007,069.52 045054AJ2 ASHTEAD CAPITAL INC 696531110 1,000,000.00 1,000,000.00 045054AJ2 ASHTEAD CAPITAL INC 666336844 1,000,000.00 1,000,000.00 04636NAB9 ASTRAZENECA FINANCE LLC 692720059 7,000,000.00 6,991,578.34 046353AZ1 ASTRAZENECA PLC 692718886 7,000,000.00 6,905,202.10 046353AN8 ASTRAZENECA PLC 666330487 10,000,000.00 9,969,478.27 046353AZ1 ASTRAZENECA PLC 697709918 3,000,000.00 2,959,372.33 00206RGQ9 AT&T INC 697164299 438,000.00 439,470.13 00206RHT2 AT&T INC 666323107 1,527,000.00 1,559,782.89 00206RHV7 AT&T INC 666323104 3,542,000.00 3,480,705.83 00206RHJ4 AT&T INC 666330356 5,000,000.00 4,981,231.19 00206RHW5 AT&T INC 666338395 10,000,000.00 9,971,211.58 00206RJY9 AT&T INC 666338391 5,000,000.00 4,992,917.20 00206RDQ2 AT&T INC 666338398 2,030,000.00 2,026,021.42 053015AG8 AUTOMATIC DATA PROCESSING INC 695901424 8,000,000.00 7,977,329.16 05329WAQ5 AUTONATION INC 696533737 500,000.00 497,735.06 05329WAP7 AUTONATION INC 666330477 1,000,000.00 999,544.27 05329WAP7 AUTONATION INC 666336817 4,000,000.00 3,998,177.13 05329WAP7 AUTONATION INC 666336820 1,000,000.00 999,544.27 053332AZ5 AUTOZONE INC 696536650 375,000.00 374,804.77 053484AB7 AVALONBAY COMMUNITIES INC 745168410 4,000,000.00 3,995,273.62 05401AAH4 AVOLON HOLDINGS FUNDING LTD 666336877 2,667,000.00 2,664,932.53 067316AD1 BACARDI LTD 666338076 2,000,000.00 1,956,971.72 067316AD1 BACARDI LTD 666338080 3,000,000.00 2,935,457.57

05523UAP5 BAE SYSTEMS HOLDINGS INC 666330428 5,000,000.00 5,069,848.54 05523UAK6 BAE SYSTEMS HOLDINGS INC 666336740 7,262,000.00 7,372,433.86 05523UAP5 BAE SYSTEMS HOLDINGS INC 666336799 2,500,000.00 2,534,924.27 05523UAK6 BAE SYSTEMS HOLDINGS INC 666336784 4,538,000.00 4,607,009.77 05523RAD9 BAE SYSTEMS PLC 696536683 500,000.00 496,970.01 058498AS5 BALL CORP 666324683 1,000,000.00 975,749.55 058498AS5 BALL CORP 666324686 1,000,000.00 982,842.31 058498AT3 BALL CORP 666326171 4,000,000.00 4,061,966.32 058498AS5 BALL CORP 666330285 2,000,000.00 1,965,684.62 058498AS5 BALL CORP 666330278 2,000,000.00 1,982,041.01 058498AS5 BALL CORP 666330283 750,000.00 737,721.08 058498AS5 BALL CORP 666330300 2,000,000.00 1,972,453.85 058498AS5 BALL CORP 666330279 1,000,000.00 975,749.55 058498AS5 BALL CORP 666330306 750,000.00 733,168.92 058498AS5 BALL CORP 666337027 750,000.00 733,168.92 058498AT3 BALL CORP 666337051 500,000.00 498,916.83 058498AT3 BALL CORP 666337048 500,000.00 498,916.83 058498AS5 BALL CORP 666336926 3,000,000.00 2,958,680.77 058498AS5 BALL CORP 666337052 750,000.00 737,721.08 058498AS5 BALL CORP 666336917 1,500,000.00 1,475,442.16 060505FQ2 BANK OF AMERICA CORP 739311989 460,000.00 460,000.00 06051GJE0 BANK OF AMERICA CORP 756546024 300,000.00 294,658.54 06406RAL1 BANK OF NEW YORK MELLON CORP 757404650 11,500,000.00 11,487,919.55 064159QE9 BANK OF NOVA SCOTIA 666323119 10,000,000.00 9,981,921.05 06849RAK8 BARRICK NORTH AMERICA FINANCE LLC 666329548 2,000,000.00 1,660,928.75 1236100 Barton Oaks Office Center 677094391 9,460,263.99 9,412,558.32 1236100 Barton Oaks Office Center 758981244 3,709,907.41 4,008,595.25 1236100 Barton Oaks Office Center 758981261 6,492,337.97 7,015,041.69 05526DBH7 BAT CAPITAL CORP 666330454 10,000,000.00 10,000,000.00 05526DBB0 BAT CAPITAL CORP 666330456 5,000,000.00 5,000,000.00 501797AQ7 BATH & BODY WORKS INC 666330088 585,000.00 552,890.13 91911XAV6 BAUSCH HEALTH AMERICAS INC 666324761 2,500,000.00 2,500,000.00 071813BQ1 BAXTER INTERNATIONAL INC 666338061 5,000,000.00 4,997,610.18 07274NAN3 BAYER US FINANCE II LLC 666326254 580,000.00 571,924.72

07274NAY9 BAYER US FINANCE II LLC 666329562 2,250,000.00 2,434,465.36 07274NAL7 BAYER US FINANCE II LLC 666337883 7,000,000.00 7,044,816.96 075887BW8 BECTON DICKINSON AND CO 666338262 6,520,000.00 6,520,000.00 075887BV0 BECTON DICKINSON AND CO 666338242 10,000,000.00 10,000,000.00 0778FPAF6 BELL TELEPHONE COMPANY OF CANADA OR BELL CANADA (Q 697695351 4,000,000.00 3,989,244.93 0778FPAF6 BELL TELEPHONE COMPANY OF CANADA OR BELL CANADA (Q 697695350 4,000,000.00 3,989,244.93 084664CQ2 BERKSHIRE HATHAWAY FINANCE CORP 696533616 425,000.00 422,987.02 084664CQ2 BERKSHIRE HATHAWAY FINANCE CORP 666326247 325,000.00 323,459.51 085770AA3 BERRY GLOBAL INC 666324585 2,500,000.00 2,500,000.00 08576PAG6 BERRY GLOBAL INC 762016054 500,000.00 499,525.69 085770AA3 BERRY GLOBAL INC 666329511 2,500,000.00 2,500,000.00 08576PAA9 BERRY GLOBAL INC 666329518 1,074,000.00 1,042,968.06 08576PAA9 BERRY GLOBAL INC 666338232 1,459,000.00 1,411,802.68 05541TAM3 BGC PARTNERS INC 696535029 1,000,000.00 997,387.64 05541TAM3 BGC PARTNERS INC 666337126 1,000,000.00 997,376.00 1231690 BJ's Wholesale 677094380 9,747,997.56 9,733,666.48 092113AM1 BLACK HILLS CORP 666323116 4,305,000.00 4,528,297.79 092113AT6 BLACK HILLS CORP 666329533 5,000,000.00 4,985,021.34 09247XAQ4 BLACKROCK INC 666337663 5,000,000.00 4,996,690.79 093662AH7 BLOCK FINANCIAL LLC 696532262 181,000.00 180,499.35 093662AH7 BLOCK FINANCIAL LLC 696532222 169,000.00 168,531.91 09626TAJ0 BLUEM 2012-2 ER2 696531242 250,000.00 177,952.11 05565EAM7 BMW US CAPITAL LLC 757398614 15,000,000.00 14,987,006.11 09659W2J2 BNP PARIBAS SA 696531072 1,500,000.00 1,500,000.00 09659W2N3 BNP PARIBAS SA 715718023 300,000.00 300,000.00 09659W2J2 BNP PARIBAS SA 666337646 1,500,000.00 1,500,000.00 09659W2P8 BNP PARIBAS SA 681176019 6,000,000.00 6,000,000.00 05565ALQ4 BNP PARIBAS SA 666337118 665,000.00 665,000.00 097023DC6 BOEING CO 696535037 1,000,000.00 999,420.72 097023CX1 BOEING CO 696534356 500,000.00 500,000.00 097023BR5 BOEING CO 666324591 6,000,000.00 5,966,523.21 097023CM5 BOEING CO 666323056 5,000,000.00 4,990,308.74 097023AU9 BOEING CO 666329611 5,000,000.00 6,074,856.60 097023BX2 BOEING CO 666329603 10,000,000.00 9,853,603.15

097023CA1 BOEING CO 666329626 4,000,000.00 3,927,985.87 097023CA1 BOEING CO 666329599 1,000,000.00 981,870.43 097023BR5 BOEING CO 666337570 14,000,000.00 13,921,887.48 097751BM2 BOMBARDIER INC 666326371 1,500,000.00 1,395,296.50 097751BM2 BOMBARDIER INC 666326370 1,000,000.00 948,375.13 099724AL0 BORGWARNER INC 696533705 498,000.00 496,859.17 099724AL0 BORGWARNER INC 696532330 200,000.00 199,542.00 099724AL0 BORGWARNER INC 696535192 1,302,000.00 1,299,018.42 099724AC0 BORGWARNER INC 666337826 1,000,000.00 1,067,528.57 099724AC0 BORGWARNER INC 666337825 3,000,000.00 2,733,632.69 099724AC0 BORGWARNER INC 666337808 1,000,000.00 1,067,528.57 101137AV9 BOSTON SCIENTIFIC CORP 696533249 811,000.00 810,785.51 101137AW7 BOSTON SCIENTIFIC CORP 696536666 405,000.00 404,290.34 101137AW7 BOSTON SCIENTIFIC CORP 666337865 381,000.00 380,330.27 10373QBR0 BP CAPITAL MARKETS AMERICA INC 709015786 10,000,000.00 10,000,000.00 10373QBQ2 BP CAPITAL MARKETS AMERICA INC 709015787 7,000,000.00 6,897,963.41 10373QAZ3 BP CAPITAL MARKETS AMERICA INC 666338859 10,000,000.00 9,987,004.56 110122CN6 BRISTOL-MYERS SQUIBB CO 696536430 767,000.00 765,605.60 110122CN6 BRISTOL-MYERS SQUIBB CO 666323051 5,001,000.00 5,127,869.44 110122CN6 BRISTOL-MYERS SQUIBB CO 666323049 4,999,000.00 5,124,078.41 110122DP0 BRISTOL-MYERS SQUIBB CO 761350804 7,000,000.00 6,996,395.22 110122CN6 BRISTOL-MYERS SQUIBB CO 666339258 730,000.00 728,658.22 11042AAA2 BRITISH AIRWAYS PASS THROUGH TRUST 2013-1A 666330402 1,065,073.95 1,065,351.60 11134LAH2 BROADCOM CORP 666330424 5,000,000.00 4,987,466.03 11134LAP4 BROADCOM CORP 666339211 1,050,000.00 1,049,868.86 11135FBB6 BROADCOM INC 696535043 1,000,000.00 999,014.53 11135FAN1 BROADCOM INC 696535197 1,312,000.00 1,270,381.86 11135FBB6 BROADCOM INC 666339055 2,000,000.00 1,998,000.43 11135FAQ4 BROADCOM INC 666339088 1,000,000.00 999,055.94 11135FAN1 BROADCOM INC 666339091 1,313,000.00 1,270,542.38 11133TAE3 BROADRIDGE FINANCIAL SOLUTIONS INC 697709921 5,000,000.00 4,997,903.43 11133TAD5 BROADRIDGE FINANCIAL SOLUTIONS INC 666330398 5,000,000.00 4,988,289.74 11133TAC7 BROADRIDGE FINANCIAL SOLUTIONS INC 666339218 5,000,000.00 4,989,555.61 115637AT7 BROWN-FORMAN CORP 666330418 5,000,000.00 4,950,150.01

120568AZ3 BUNGE LIMITED FINANCE CORP 696534774 350,000.00 349,430.41 120568AZ3 BUNGE LIMITED FINANCE CORP 666330413 2,500,000.00 2,495,905.64 120568AZ3 BUNGE LIMITED FINANCE CORP 666337177 350,000.00 349,426.79 12189LAA9 BURLINGTON NORTHERN SANTA FE LLC 666330378 5,000,000.00 4,987,031.69 131347CK0 CALPINE CORP 666323135 2,413,000.00 2,413,000.00 13607GLZ5 CANADIAN IMPERIAL BANK OF COMMERCE 666338133 4,000,000.00 3,999,787.56 136375BL5 CANADIAN NATIONAL RAILWAY CO 666330617 5,000,000.00 5,115,955.68 136375BL5 CANADIAN NATIONAL RAILWAY CO 666330614 12,000,000.00 12,390,735.01 136375CJ9 CANADIAN NATIONAL RAILWAY CO 666338132 5,000,000.00 4,991,143.65 136375CJ9 CANADIAN NATIONAL RAILWAY CO 666338131 1,900,000.00 1,906,558.38 13645RAF1 CANADIAN PACIFIC RAILWAY CO 666325718 3,500,000.00 3,457,323.46 13645RAY0 CANADIAN PACIFIC RAILWAY CO 666338146 3,000,000.00 2,998,142.24 13645RAS3 CANADIAN PACIFIC RAILWAY CO 666338150 2,500,000.00 2,503,600.23 13645RAY0 CANADIAN PACIFIC RAILWAY CO 666338145 2,000,000.00 1,998,761.49 13645RAS3 CANADIAN PACIFIC RAILWAY CO 666338154 2,500,000.00 2,503,752.35 13645RAS3 CANADIAN PACIFIC RAILWAY CO 666338151 2,500,000.00 2,505,757.29 13645RAS3 CANADIAN PACIFIC RAILWAY CO 666338148 2,500,000.00 2,505,753.78 14040HBT1 CAPITAL ONE FINANCIAL CORP 666338121 2,000,000.00 1,997,386.42 14040HBT1 CAPITAL ONE FINANCIAL CORP 666338249 2,000,000.00 1,997,386.42 141781BJ2 CARGILL INC 757398682 5,000,000.00 4,930,184.46 14180LAA4 CARGO AIRCRAFT MANAGEMENT INC 666330635 2,000,000.00 2,000,000.00 142339AH3 CARLISLE COMPANIES INC 696536479 1,200,000.00 1,196,940.36 142339AG5 CARLISLE COMPANIES INC 696535161 1,200,000.00 1,199,441.10 142339AH3 CARLISLE COMPANIES INC 666330634 1,000,000.00 1,010,340.51 142339AH3 CARLISLE COMPANIES INC 666338212 3,000,000.00 2,897,633.43 142339AH3 CARLISLE COMPANIES INC 666337611 700,000.00 698,197.77 142339AH3 CARLISLE COMPANIES INC 666338202 2,000,000.00 1,931,755.62 142339AH3 CARLISLE COMPANIES INC 666338209 3,483,000.00 3,372,823.43 1230110 Castle Ridge Plaza 677094795 5,830,193.52 5,830,193.52 14912L6G1 CATERPILLAR FINANCIAL SERVICES CORP 757404652 10,000,000.00 10,138,655.21 14912L6G1 CATERPILLAR FINANCIAL SERVICES CORP 757404653 2,000,000.00 1,990,422.27 14912L6G1 CATERPILLAR FINANCIAL SERVICES CORP 666337643 3,000,000.00 2,985,591.58 149123CC3 CATERPILLAR INC 666337649 2,000,000.00 1,999,944.15 14987BAE3 CC HOLDINGS GS V LLC 666337642 5,000,000.00 5,000,000.00

124900AB7 CCL INDUSTRIES INC 666323068 4,980,000.00 4,962,998.07 124900AB7 CCL INDUSTRIES INC 666336815 13,000,000.00 12,955,617.44 124900AB7 CCL INDUSTRIES INC 666336885 1,000,000.00 994,655.62 1248EPCB7 CCO HOLDINGS LLC 666324441 1,000,000.00 1,001,898.95 1248EPCB7 CCO HOLDINGS LLC 666336807 2,000,000.00 2,003,797.92 1248EPCD3 CCO HOLDINGS LLC 666336805 2,150,000.00 2,150,000.00 1248EPCB7 CCO HOLDINGS LLC 666336810 1,000,000.00 1,001,898.95 1248EPCD3 CCO HOLDINGS LLC 666336824 2,000,000.00 2,007,212.96 12508EAF8 CDK GLOBAL INC 666330429 2,000,000.00 2,008,003.05 12508EAJ0 CDK GLOBAL INC 666336800 750,000.00 751,488.45 12508EAJ0 CDK GLOBAL INC 666336782 750,000.00 751,488.45 125094AC6 CDP FINANCIAL INC 666330455 8,000,000.00 7,984,243.80 12513GBA6 CDW LLC 666330446 950,000.00 950,000.00 12513GBA6 CDW LLC 666330447 1,000,000.00 1,006,214.33 12513GBA6 CDW LLC 666330451 1,000,000.00 1,014,750.70 15089QAJ3 CELANESE US HOLDINGS LLC 696533229 800,000.00 799,588.50 15089QAJ3 CELANESE US HOLDINGS LLC 666337479 800,000.00 799,576.66 15135BAW1 CENTENE CORP 666324640 5,000,000.00 5,000,000.00 15135BAW1 CENTENE CORP 666337532 2,000,000.00 2,000,000.00 15189XAQ1 CENTERPOINT ENERGY HOUSTON ELECTRIC LLC 666337824 10,000,000.00 9,994,206.77 15189TBB2 CENTERPOINT ENERGY INC 697709912 7,000,000.00 6,987,019.78 15189TBB2 CENTERPOINT ENERGY INC 686872107 3,000,000.00 2,994,437.05 153527AM8 CENTRAL GARDEN & PET CO 666326280 1,500,000.00 1,429,042.16 153527AM8 CENTRAL GARDEN & PET CO 666326282 2,000,000.00 1,910,467.10 153527AM8 CENTRAL GARDEN & PET CO 666330677 1,000,000.00 955,233.55 156504AL6 CENTURY COMMUNITIES INC 666337867 1,000,000.00 1,014,456.76 12527GAD5 CF INDUSTRIES INC 666324720 1,750,000.00 1,480,433.68 12527GAD5 CF INDUSTRIES INC 666324547 500,000.00 434,734.94 12527GAD5 CF INDUSTRIES INC 666325972 500,000.00 434,734.94 12527GAD5 CF INDUSTRIES INC 666330281 575,000.00 508,416.82 12527GAD5 CF INDUSTRIES INC 666330275 600,000.00 542,246.33 12527GAD5 CF INDUSTRIES INC 666330305 500,000.00 434,734.94 12527GAD5 CF INDUSTRIES INC 666330286 400,000.00 361,038.96 12527GAD5 CF INDUSTRIES INC 666330280 400,000.00 361,038.96

12527GAD5 CF INDUSTRIES INC 666330289 600,000.00 542,246.33 12541WAA8 CH ROBINSON WORLDWIDE INC 696533270 820,000.00 816,659.33 12541WAA8 CH ROBINSON WORLDWIDE INC 666336914 780,000.00 776,807.53 1235440 Chamberlain Place Apartments 677094834 5,540,732.21 5,534,346.55 1235440 Chamberlain Place Apartments 758981385 5,540,732.21 5,680,694.94 1224570 Chapel Hill SC 677094409 1,585,764.05 1,585,764.05 808513BS3 CHARLES SCHWAB CORP 757400487 15,000,000.00 14,972,066.49 808513BS3 CHARLES SCHWAB CORP 692727575 5,000,000.00 4,990,650.37 808513BP9 CHARLES SCHWAB CORP 695901417 4,000,000.00 3,993,796.86 808513BF1 CHARLES SCHWAB CORP 761350788 10,000,000.00 9,989,798.62 808513BP9 CHARLES SCHWAB CORP 681978941 3,000,000.00 2,995,347.65 161175CA0 CHARTER COMMUNICATIONS OPERATING LLC 701624589 8,000,000.00 7,995,753.82 16412XAJ4 CHENIERE CORPUS CHRISTI HOLDINGS LLC 696531142 975,000.00 974,440.55 16412XAJ4 CHENIERE CORPUS CHRISTI HOLDINGS LLC 696531143 975,000.00 996,633.20 16412XAJ4 CHENIERE CORPUS CHRISTI HOLDINGS LLC 6663377 8 875,000.00 894,405.19 16412XAJ4 CHENIERE CORPUS CHRISTI HOLDINGS LLC 6663377 9 875,000.00 874,480.06 16411QAG6 CHENIERE ENERGY PARTNERS LP 666330537 1,500,000.00 1,500,000.00 16411QAG6 CHENIERE ENERGY PARTNERS LP 666337701 1,000,000.00 1,000,000.00 167560PL9 CHICAGO ILL MET WTR RECLAMATION DIST GTR CHICAGO 666326329 6,000,000.00 6,000,000.00 16768TJE5 CHICAGO ILL SALES TAX REV 666326330 8,985,000.00 4,696,641.81 16768TJF2 CHICAGO ILL SALES TAX REV 666326306 5,260,000.00 2,576,815.14 169905AF3 CHOICE HOTELS INTERNATIONAL INC 696533166 750,000.00 746,299.34 169905AF3 CHOICE HOTELS INTERNATIONAL INC 666337736 750,000.00 746,280.27 171232AS0 CHUBB INA HOLDINGS INC 666326303 750,000.00 743,246.20 125523AG5 CIGNA CORP 696534364 500,000.00 499,779.47 125523BX7 CIGNA CORP 666323065 2,000,000.00 2,009,575.24 125523AH3 CIGNA CORP 666330304 5,000,000.00 4,995,368.93 125523AG5 CIGNA CORP 666337053 5,000,000.00 4,997,676.40 125523CB4 CIGNA CORP 666338039 7,500,000.00 7,492,907.09 125523AF7 CIGNA CORP 666337032 2,714,000.00 2,713,483.71 125523AG5 CIGNA CORP 666337050 500,000.00 499,767.64 125523CB4 CIGNA CORP 666338044 7,500,000.00 7,492,907.09 125523BX7 CIGNA CORP 666337012 1,000,000.00 1,004,787.61 125523AH3 CIGNA CORP 666337047 5,000,000.00 4,995,368.93

171798AD3 CIMAREX ENERGY CO 666338971 143,000.00 142,789.28 17252MAN0 CINTAS CORPORATION NO 2 666338942 15,000,000.00 14,966,837.40 17275RBH4 CISCO SYSTEMS INC 757398693 15,000,000.00 14,991,337.30 17275RBH4 CISCO SYSTEMS INC 757398692 5,000,000.00 4,997,112.43 172967ML2 CITIGROUP INC 696531169 2,500,000.00 2,500,000.00 172967ML2 CITIGROUP INC 666338955 2,500,000.00 2,500,000.00 172967MS7 CITIGROUP INC 666338951 10,000,000.00 10,000,000.00 174610AR6 CITIZENS FINANCIAL GROUP INC 666323144 5,000,000.00 4,992,997.26 69867DAA6 CLARIOS GLOBAL LP 666324480 1,800,000.00 1,820,322.22 18060TAA3 CLARIOS GLOBAL LP 666330558 1,000,000.00 1,009,933.60 18060TAA3 CLARIOS GLOBAL LP 666330554 1,700,000.00 1,712,329.85 184496AP2 CLEAN HARBORS INC 666338998 1,751,000.00 1,833,363.75 186108CE4 CLEVELAND ELECTRIC ILLUMINATING CO 666330274 2,000,000.00 1,992,555.43 186108CE4 CLEVELAND ELECTRIC ILLUMINATING CO 666330245 4,470,000.00 4,582,597.73 189054AU3 CLOROX CO 666338916 5,000,000.00 5,046,158.27 12572QAJ4 CME GROUP INC 666337074 500,000.00 499,950.01 12594KAA0 CNH INDUSTRIAL NV 666330339 1,750,000.00 1,750,000.00 12594KAA0 CNH INDUSTRIAL NV 666330343 1,000,000.00 1,003,600.57 12594KAA0 CNH INDUSTRIAL NV 666330362 1,750,000.00 1,750,000.00 12594KAB8 CNH INDUSTRIAL NV 666330357 3,037,000.00 2,891,759.15 12594KAA0 CNH INDUSTRIAL NV 666330361 1,500,000.00 1,505,400.85 12594KAB8 CNH INDUSTRIAL NV 666338097 5,000,000.00 4,789,315.57 12594KAB8 CNH INDUSTRIAL NV 666338101 1,000,000.00 957,863.12 12621EAL7 CNO FINANCIAL GROUP INC 666324759 375,000.00 378,026.35 12621EAL7 CNO FINANCIAL GROUP INC 666330321 1,000,000.00 1,008,070.24 12621EAL7 CNO FINANCIAL GROUP INC 666330353 1,000,000.00 1,000,000.00 12621EAL7 CNO FINANCIAL GROUP INC 666338063 1,000,000.00 1,008,070.24 12621EAL7 CNO FINANCIAL GROUP INC 666338056 334,000.00 334,000.00 12621EAL7 CNO FINANCIAL GROUP INC 666338092 333,000.00 335,353.98 12621EAL7 CNO FINANCIAL GROUP INC 666338062 667,000.00 672,382.05 12621EAL7 CNO FINANCIAL GROUP INC 666338057 1,000,000.00 1,000,000.00 191216CM0 COCA-COLA CO 757398696 2,000,000.00 1,999,448.01 191216CM0 COCA-COLA CO 757398695 4,800,000.00 4,798,675.24 191216DJ6 COCA-COLA CO 695901415 3,000,000.00 2,988,621.71

191216CQ1 COCA-COLA CO 666330267 5,000,000.00 4,969,052.20 191216DP2 COCA-COLA CO 681188168 5,000,000.00 4,995,949.97 191216CT5 COCA-COLA CO 666338926 3,000,000.00 2,991,432.66 191216CP3 COCA-COLA CO 666338928 3,500,000.00 3,494,346.71 191216CE8 COCA-COLA CO 666338930 10,000,000.00 9,976,130.10 191216DJ6 COCA-COLA CO 681176032 7,000,000.00 6,973,450.65 191098AK8 COCA-COLA CONSOLIDATED INC 666330268 5,000,000.00 5,013,943.82 191241AH1 COCA-COLA FEMSA SAB DE CV 666330262 10,000,000.00 9,913,407.78 191241AH1 COCA-COLA FEMSA SAB DE CV 666337230 2,000,000.00 1,982,675.78 19416QEC0 COLGATE-PALMOLIVE CO 757398705 10,000,000.00 9,917,473.96 20030NBH3 COMCAST CORP 757398711 15,000,000.00 14,917,104.14 20030NCU3 COMCAST CORP 757398718 2,000,000.00 1,999,231.90 20030NBS9 COMCAST CORP 666323092 5,000,000.00 5,062,216.62 20030NBH3 COMCAST CORP 666330349 5,000,000.00 4,972,295.42 20030NCT6 COMCAST CORP 666339191 5,000,000.00 4,998,394.75 20030NDM0 COMCAST CORP 666339187 15,000,000.00 14,958,664.43 201723AK9 COMMERCIAL METALS CO 666326252 1,500,000.00 1,484,207.43 201723AL7 COMMERCIAL METALS CO 666326249 1,000,000.00 944,247.36 201723AL7 COMMERCIAL METALS CO 666330363 2,000,000.00 1,877,313.95 201723AL7 COMMERCIAL METALS CO 666330341 1,259,000.00 1,198,237.50 201723AL7 COMMERCIAL METALS CO 666330340 1,000,000.00 944,247.36 202712BN4 COMMONWEALTH BANK OF AUSTRALIA 701624598 5,00 ,000.00 5,000,000.00 202795JS0 COMMONWEALTH EDISON CO 666330360 12,000,000.00 11,984,320.19 202795JK7 COMMONWEALTH EDISON CO 761350798 6,245,000.00 6,624,865.58 202795JS0 COMMONWEALTH EDISON CO 666339197 2,000,000.00 1,997,386.70 20338QAD5 COMMSCOPE INC 666326224 3,000,000.00 3,000,000.00 20338QAD5 COMMSCOPE INC 666330320 3,765,000.00 3,765,000.00 205887CD2 CONAGRA BRANDS INC 696536730 750,000.00 747,244.87 20825CAX2 CONOCOPHILLIPS 721425840 1,000,000.00 996,205.37 20825CAX2 CONOCOPHILLIPS 686872117 2,000,000.00 1,992,412.49 20903XAF0 CONSOLIDATED COMMUNICATIONS INC 666324599 1,000,000.00 1,015,995.15 20903XAF0 CONSOLIDATED COMMUNICATIONS INC 666330332 3,000,000.00 3,047,985.43 209111GB3 CONSOLIDATED EDISON COMPANY OF NEW YORK INC 697756962 8,000,000.00 7,968,100.27 209111GA5 CONSOLIDATED EDISON COMPANY OF NEW YORK INC 697695365 5,000,000.00 4,988,040.78

209111FB4 CONSOLIDATED EDISON COMPANY OF NEW YORK INC 666330324 12,000,000.00 11,966,355.64 209111GA5 CONSOLIDATED EDISON COMPANY OF NEW YORK INC 718409591 5,000,000.00 4,988,040.78 209111GB3 CONSOLIDATED EDISON COMPANY OF NEW YORK INC 698232382 6,000,000.00 5,976,075.20 21036PAS7 CONSTELLATION BRANDS INC 697164301 2,500,000.00 2,496,623.54 21036PAY4 CONSTELLATION BRANDS INC 696531236 248,000.00 247,686.87 21036PAY4 CONSTELLATION BRANDS INC 666330646 6,000,000.00 5,992,409.83 21036PAS7 CONSTELLATION BRANDS INC 666330652 2,500,000.00 2,496,584.16 21036PAY4 CONSTELLATION BRANDS INC 666339133 4,500,000.00 4,494,307.37 21036PAN8 CONSTELLATION BRANDS INC 666339070 6,100,000.00 6,274,539.12 21036PAY4 CONSTELLATION BRANDS INC 666339085 232,000.00 231,706.52 21036PAY4 CONSTELLATION BRANDS INC 666339056 500,000.00 499,367.48 21036PAP3 CONSTELLATION BRANDS INC 666339069 4,061,000.00 4,292,202.04 22160KAQ8 COSTCO WHOLESALE CORP 666338509 5,000,000.00 4,990,978.84 127097AE3 COTERRA ENERGY INC 762014654 143,000.00 142,795.10 224044CJ4 COX COMMUNICATIONS INC 666330626 5,000,000.00 4,985,290.56 1236590 Crescent VI 732164783 17,990,626.98 18,221,937.10 12636YAC6 CRH AMERICA FINANCE INC 696535178 1,238,000.00 1,232,717.00 12636YAA0 CRH AMERICA FINANCE INC 666325612 4,000,000.00 3,982,776.84 12636YAA0 CRH AMERICA FINANCE INC 666330310 4,000,000.00 3,982,776.84 12636YAC6 CRH AMERICA FINANCE INC 666337878 1,162,000.00 1,157,024.86 1235160 Cross Creek CVS 677094451 4,614,232.21 4,598,822.60 22822VAJ0 CROWN CASTLE INTERNATIONAL CORP 696535155 1,125,000.00 1,123,649.06 22822VAH4 CROWN CASTLE INTERNATIONAL CORP 666330708 4,000,000.00 3,998,386.33 22822VAJ0 CROWN CASTLE INTERNATIONAL CORP 666338537 1,125,000.00 1,123,632.28 228255AH8 CROWN CORK & SEAL COMPANY INC 666326059 1,000,000.00 1,051,889.73 228255AH8 CROWN CORK & SEAL COMPANY INC 666326019 650,000.00 685,025.06 228255AH8 CROWN CORK & SEAL COMPANY INC 666338532 1,000,000.00 1,053,884.70 228255AH8 CROWN CORK & SEAL COMPANY INC 666338397 831,000.00 874,120.38 126408HS5 CSX CORP 696534366 500,000.00 497,776.83 126408HE6 CSX CORP 666324562 10,000,000.00 9,978,676.31 126408HB2 CSX CORP 666323139 7,500,000.00 7,498,143.96 126408GY3 CSX CORP 666330334 5,000,000.00 4,985,120.58 126408HM8 CSX CORP 666330329 3,000,000.00 3,067,065.99 126408HB2 CSX CORP 666337900 7,500,000.00 7,553,538.02

126650DM9 CVS HEALTH CORP 666323138 5,000,000.00 4,988,304.17 126650DM9 CVS HEALTH CORP 666338297 10,000,000.00 9,981,051.22 126650DH0 CVS HEALTH CORP 666338298 5,000,000.00 4,993,095.19 233851ED2 DAIMLER FINANCE NORTH AMERICA LLC 701624603 10,000,000.00 9,996,705.03 2350366T2 DALLAS FORT WORTH TEX INTL ARPT REV 757398733 3,000,000.00 3,000,000.00 235218M35 DALLAS TEX 666331115 30,175,000.00 18,256,471.99 235218M76 DALLAS TEX 666331113 25,505,000.00 12,430,196.00 235218M50 DALLAS TEX 666331114 36,345,000.00 19,735,946.20 235218M68 DALLAS TEX 666338406 29,990,000.00 15,428,146.91 235822AB9 DANA FINANCING LUXEMBOURG SARL 666326135 1,836,000.00 1,836,000.00 23636TAE0 DANONE SA 666336892 4,000,000.00 4,000,000.00 23636TAE0 DANONE SA 666336891 2,000,000.00 2,000,000.00 23636TAD2 DANONE SA 666338388 10,000,000.00 10,000,000.00 237266AH4 DARLING INGREDIENTS INC 666324789 2,000,000.00 2,018,220.09 240019BV0 DAYTON POWER AND LIGHT CO 696536724 600,000.00 596,328.25 240019BV0 DAYTON POWER AND LIGHT CO 666325880 600,000.00 596,308.43 23311VAJ6 DCP MIDSTREAM OPERATING LP 666330724 1,000,000.00 1,002,124.37 24703TAB2 DELL INTERNATIONAL LLC 709420403 406,000.00 405,061.28 24703TAC0 DELL INTERNATIONAL LLC 709420406 500,000.00 499,553.64 24703TAE6 DELL INTERNATIONAL LLC 709420400 812,000.00 810,675.66 24703TAB2 DELL INTERNATIONAL LLC 727134086 385,000.00 384,101.15 24703TAE6 DELL INTERNATIONAL LLC 727134084 771,000.00 769,727.38 247361ZZ4 DELTA AIR LINES INC 696533536 400,000.00 400,013.88 247361ZZ4 DELTA AIR LINES INC 666330547 2,000,000.00 1,980,333.68 247361ZZ4 DELTA AIR LINES INC 666330543 1,000,000.00 1,004,076.50 247361ZZ4 DELTA AIR LINES INC 666339162 1,000,000.00 1,001,073.57 247361ZZ4 DELTA AIR LINES INC 666339195 375,000.00 371,312.56 24906PAA7 DENTSPLY SIRONA INC 696535049 1,000,000.00 998,177.08 25156PAV5 DEUTSCHE TELEKOM INTERNATIONAL FINANCE BV 66324448 20,000,000.00 19,999,920.27 25156PAV5 DEUTSCHE TELEKOM INTERNATIONAL FINANCE BV 66339244 20,000,000.00 19,999,920.27 23291KAK1 DH EUROPE FINANCE II SARL 666330730 5,000,000.00 4,988,413.34 23291KAH8 DH EUROPE FINANCE II SARL 666330707 7,000,000.00 6,994,516.06 23291KAJ4 DH EUROPE FINANCE II SARL 666330702 9,000,000.00 8,984,273.35 23291KAJ4 DH EUROPE FINANCE II SARL 666337396 4,000,000.00 3,993,010.36

25243YBA6 DIAGEO CAPITAL PLC 666324460 7,000,000.00 6,998,848.17 25243YBB4 DIAGEO CAPITAL PLC 666330493 3,000,000.00 2,977,979.48 25243YBB4 DIAGEO CAPITAL PLC 666339089 3,000,000.00 2,977,978.15 25470DBF5 DISCOVERY COMMUNICATIONS LLC 696531444 300,000.00 299,614.71 25470DAM1 DISCOVERY COMMUNICATIONS LLC 666339111 10,000,000.00 9,993,353.99 25470DBF5 DISCOVERY COMMUNICATIONS LLC 666339110 300,000.00 299,607.04 25470XAW5 DISH DBS CORP 666326012 3,140,000.00 3,140,000.00 256141AA0 DOCTORS CO 726005906 15,000,000.00 15,000,000.00 256746AG3 DOLLAR TREE INC 696533296 827,000.00 826,595.82 256746AG3 DOLLAR TREE INC 666338475 773,000.00 772,605.27 25746UDB2 DOMINION ENERGY INC 696531076 1,500,000.00 1,500,239.06 25746UDG1 DOMINION ENERGY INC 696534408 500,000.00 495,677.70 837004CB4 DOMINION ENERGY SOUTH CAROLINA INC 66632989 3,000,000.00 3,072,382.26 260543CX9 DOW CHEMICAL CO 696532821 600,000.00 599,855.96 260543CX9 DOW CHEMICAL CO 666323006 5,000,000.00 5,145,218.52 260543CX9 DOW CHEMICAL CO 666337401 600,000.00 599,844.90 233293AR0 DPL INC 683598851 1,000,000.00 1,000,000.00 26243KAC1 DRSLF 57 A 666326005 11,000,000.00 10,871,770.94 23338VAK2 DTE ELECTRIC CO 666330717 5,000,000.00 4,995,146.16 23334BAA2 DTE ENERGY CENTER LLC 666330722 4,569,182.08 4,569,758.17 233331AW7 DTE ENERGY CO 696531123 1,800,000.00 1,799,688.55 26441CBM6 DUKE ENERGY CORP 709424498 5,000,000.00 4,987,784.24 26441CBN4 DUKE ENERGY CORP 712821180 5,000,000.00 4,998,179.48 26441CBN4 DUKE ENERGY CORP 699163632 5,000,000.00 4,998,179.48 26441CBL8 DUKE ENERGY CORP 699163634 10,000,000.00 9,987,265.33 26441CAX3 DUKE ENERGY CORP 666329560 2,000,000.00 1,996,574.25 26441CBL8 DUKE ENERGY CORP 709015794 5,000,000.00 4,993,632.66 278062AG9 EATON CORP 666329606 4,000,000.00 4,000,000.00 278062AD6 EATON CORP 666336720 10,000,000.00 9,980,210.38 278058AY8 EATON CORP 666336744 5,000,000.00 4,308,985.26 278642AY9 EBAY INC 697709919 3,000,000.00 2,998,734.41 278642AL7 EBAY INC 666336717 5,000,000.00 4,966,401.03 278865AV2 ECOLAB INC 757398820 7,000,000.00 6,988,449.74 281020AQ0 EDISON INTERNATIONAL 696535051 1,000,000.00 999,182.56

281020AS6 EDISON INTERNATIONAL 697695369 1,500,000.00 1,500,000.00 28414HAE3 ELANCO ANIMAL HEALTH INC 696531116 1,626,000.00 1,626,000.00 28414HAE3 ELANCO ANIMAL HEALTH INC 666336794 1,534,000.00 1,534,000.00 268317AS3 ELECTRICITE DE FRANCE SA 666329514 2,500,000.00 2,503,139.97 29103DAQ9 EMERA US FINANCE LP 697709909 6,000,000.00 6,000,000.00 291011BP8 EMERSON ELECTRIC CO 756546041 500,000.00 499,598.74 292480AM2 ENABLE MIDSTREAM PARTNERS LP 696534245 100,000.00 99,858.86 292480AM2 ENABLE MIDSTREAM PARTNERS LP 696533542 400,000.00 399,435.55 292480AM2 ENABLE MIDSTREAM PARTNERS LP 666337102 500,000.00 499,289.63 29250NBE4 ENBRIDGE INC 706936111 5,000,000.00 4,987,864.98 29250NAZ8 ENBRIDGE INC 666330419 5,000,000.00 4,996,917.47 29261AAA8 ENCOMPASS HEALTH CORP 666330411 2,500,000.00 2,479,142.27 29261AAB6 ENCOMPASS HEALTH CORP 666330368 2,750,000.00 2,713,854.91 29261AAB6 ENCOMPASS HEALTH CORP 666337130 1,000,000.00 998,993.73 29278GAF5 ENEL FINANCE INTERNATIONAL NV 666330392 6,000,000.00 5,951,403.65 29278GAA6 ENEL FINANCE INTERNATIONAL NV 666336980 5,000,000.00 4,969,689.47 29265WAA6 ENEL SPA 666330393 3,000,000.00 3,183,695.10 29265WAA6 ENEL SPA 666330367 1,500,000.00 1,488,167.02 29265WAA6 ENEL SPA 666337156 1,500,000.00 1,488,167.02 29278NAN3 ENERGY TRANSFER LP 666324358 500,000.00 528,835.58 29278NAN3 ENERGY TRANSFER LP 666325767 750,000.00 793,253.38 29278NAN3 ENERGY TRANSFER LP 666325765 1,375,000.00 1,454,297.87 75886AAJ7 ENERGY TRANSFER LP 666339222 4,500,000.00 4,422,984.90 86765BAU3 ENERGY TRANSFER LP 666338030 210,000.00 208,957.60 29278NAQ6 ENERGY TRANSFER LP 666336996 1,070,000.00 1,068,597.06 75886AAJ7 ENERGY TRANSFER LP 666339257 2,000,000.00 1,965,115.41 86765BAU3 ENERGY TRANSFER LP 666337014 350,000.00 348,877.61 29336UAE7 ENLINK MIDSTREAM PARTNERS LP 666330387 1,672,000.00 1,590,028.74 29366MAA6 ENTERGY ARKANSAS LLC 757398849 2,500,000.00 2,485,990.71 29366MAA6 ENTERGY ARKANSAS LLC 666330466 2,500,000.00 2,485,990.71 29364WAY4 ENTERGY LOUISIANA LLC 757398829 5,000,000.00 4,989,017.88 29364WBB3 ENTERGY LOUISIANA LLC 757398840 5,000,000.00 4,991,358.62 29364WAY4 ENTERGY LOUISIANA LLC 757398828 10,000,000.00 9,978,035.76 29364WAZ1 ENTERGY LOUISIANA LLC 666325840 8,000,000.00 7,997,810.93

29364WAZ1 ENTERGY LOUISIANA LLC 666338316 7,000,000.00 6,998,080.65 29379VBZ5 ENTERPRISE PRODUCTS OPERATING LLC 666338356 300,000.00 295,675.34 294429AS4 EQUIFAX INC 696535055 1,000,000.00 998,384.08 294429AQ8 EQUIFAX INC 696531080 1,500,000.00 1,497,944.80 29444UBC9 EQUINIX INC 696531065 1,410,000.00 1,410,000.00 29444UBD7 EQUINIX INC 696531162 2,210,000.00 2,207,687.46 29444UBT2 EQUINIX INC 692722135 5,000,000.00 4,959,550.60 29444UBT2 EQUINIX INC 697709915 10,000,000.00 9,919,101.20 29444UBS4 EQUINIX INC 697709920 10,000,000.00 9,953,703.63 29444UBD7 EQUINIX INC 666338110 2,230,000.00 2,227,637.82 26884TAP7 ERAC USA FINANCE LLC 666329539 5,000,000.00 5,018,395.72 26884TAT9 ERAC USA FINANCE LLC 666337304 10,000,000.00 9,994,502.47 29670GAD4 ESSENTIAL UTILITIES INC 666330459 5,600,000.00 5,600,000.00 29736RAN0 ESTEE LAUDER COMPANIES INC 757398857 4,000,000.00 3,985,523.19 29736RAP5 ESTEE LAUDER COMPANIES INC 666330485 6,000,000.00 5,952,804.57 30034WAB2 EVERGY INC 666330483 2,500,000.00 2,496,554.64 95709TAN0 EVERGY KANSAS CENTRAL INC 757398351 5,000,000.00 4,967,282.34 95709TAN0 EVERGY KANSAS CENTRAL INC 757398350 7,000,000.00 6,995,128.33 485134BH2 EVERGY METRO INC 666325646 3,000,000.00 2,987,926.28 210371AF7 EXELON CORP 666339130 3,960,000.00 3,961,674.06 30161NAU5 EXELON CORP 666337676 2,500,000.00 2,475,515.03 210371AF7 EXELON CORP 666339128 3,000,000.00 3,069,657.31 30212PAS4 EXPEDIA GROUP INC 696533181 330,000.00 330,000.00 30217AAC7 EXPERIAN FINANCE PLC 666325748 3,000,000.00 2,974,196.86 30217AAC7 EXPERIAN FINANCE PLC 666330476 10,000,000.00 9,913,989.58 30217AAC7 EXPERIAN FINANCE PLC 666337637 4,000,000.00 3,965,593.97 30217AAB9 EXPERIAN FINANCE PLC 666337669 1,000,000.00 999,407.89 30231GBE1 EXXON MOBIL CORP 757398859 2,500,000.00 2,500,000.00 30231GAT9 EXXON MOBIL CORP 666323078 3,325,000.00 3,334,600.62 30231GBD3 EXXON MOBIL CORP 666323071 8,000,000.00 8,049,120.16 30231GBD3 EXXON MOBIL CORP 666323076 4,000,000.00 4,000,000.00 30231GBE1 EXXON MOBIL CORP 666330474 5,000,000.00 5,000,000.00 30231GAT9 EXXON MOBIL CORP 666337636 6,175,000.00 6,192,838.20 30231GBD3 EXXON MOBIL CORP 666337488 12,000,000.00 12,073,680.32

30231GBD3 EXXON MOBIL CORP 666337632 6,000,000.00 6,000,000.00 31358DCS1 FEDERAL NATIONAL MORTGAGE ASSOCIATION 666328109 17,339,000.00 11,973,089.42 31428XCE4 FEDEX CORP 694019163 7,000,000.00 6,972,852.16 31428XBV7 FEDEX CORP 696533321 900,000.00 897,614.57 31428XCD6 FEDEX CORP 697710580 7,000,000.00 6,978,027.98 31428XAT3 FEDEX CORP 666330430 2,000,000.00 1,975,576.81 31428XBV7 FEDEX CORP 666338089 900,000.00 897,607.82 31428XAT3 FEDEX CORP 666337105 3,000,000.00 2,963,365.27 31428XCE4 FEDEX CORP 681188190 5,000,000.00 4,980,608.69 314890AA2 FERGUSON FINANCE PLC 666338085 3,000,000.00 2,992,346.50 31620MBJ4 FIDELITY NATIONAL INFORMATION SERVICES INC 696536677 443,000.00 442,413.77 31620MBU9 FIDELITY NATIONAL INFORMATION SERVICES INC 693948772 9,000,000.00 8,946,849.10 31620MBT2 FIDELITY NATIONAL INFORMATION SERVICES INC 701624551 8,000,000.00 7,953,247.15 31620MAY2 FIDELITY NATIONAL INFORMATION SERVICES INC 666338079 1,400,000.00 1,396,656.28 31620MBJ4 FIDELITY NATIONAL INFORMATION SERVICES INC 666338077 800,000.00 798,923.26 31620MAY2 FIDELITY NATIONAL INFORMATION SERVICES INC 666338083 2,100,000.00 2,094,984.42 316773CX6 FIFTH THIRD BANCORP 666338104 825,000.00 824,290.31 31677QBR9 FIFTH THIRD BANK NA (OHIO) 666323097 2,500,000.00 2,498,660.35 31677QBR9 FIFTH THIRD BANK NA (OHIO) 666338094 5,000,000.00 4,997,320.71 337932AC1 FIRSTENERGY CORP 666330445 2,350,000.00 2,374,546.88 337932AC1 FIRSTENERGY CORP 666330442 2,500,000.00 2,740,574.00 337932AC1 FIRSTENERGY CORP 666330443 1,000,000.00 1,099,494.19 337932AC1 FIRSTENERGY CORP 666337884 4,965,000.00 5,001,716.15 337932AC1 FIRSTENERGY CORP 666338052 4,965,000.00 5,009,117.79 337932AC1 FIRSTENERGY CORP 666337882 2,500,000.00 2,526,113.71 337932AC1 FIRSTENERGY CORP 666337877 3,000,000.00 3,298,482.56 337932AC1 FIRSTENERGY CORP 666338053 2,588,000.00 3,068,866.27 337932AC1 FIRSTENERGY CORP 666338075 2,500,000.00 2,740,574.00 33767BAC3 FIRSTENERGY TRANSMISSION LLC 666326044 407,000.00 406,328.59 33767BAB5 FIRSTENERGY TRANSMISSION LLC 666338064 2,000,000.00 2,012,352.16 337738AT5 FISERV INC 696531104 1,600,000.00 1,599,957.18 337738AT5 FISERV INC 666323142 5,000,000.00 4,999,758.42 337738AP3 FISERV INC 666330450 10,000,000.00 10,099,515.71 337738AT5 FISERV INC 666338058 1,600,000.00 1,599,922.70

33938XAA3 FLEX LTD 696533324 400,000.00 398,765.37 33938XAC9 FLEX LTD 696534432 500,000.00 498,552.96 33938XAA3 FLEX LTD 696533325 500,000.00 529,938.73 33938XAA3 FLEX LTD 666338130 400,000.00 398,746.24 33938XAA3 FLEX LTD 666338152 500,000.00 529,928.93 341081FB8 FLORIDA POWER & LIGHT CO 666330294 6,015,000.00 6,076,506.32 341081FF9 FLORIDA POWER & LIGHT CO 666338149 5,000,000.00 4,990,321.04 30251GBA4 FMG RESOURCES (AUGUST 2006) PTY LTD 666324346 1,000,000.00 998,038.61 30251GAW7 FMG RESOURCES (AUGUST 2006) PTY LTD 66633045 1,500,000.00 1,532,858.98 30251GBA4 FMG RESOURCES (AUGUST 2006) PTY LTD 66633042 3,000,000.00 2,994,115.83 344419AC0 FOMENTO ECONOMICO MEXICANO SAB DE CV 666338120 6,000,000.00 5,885,983.13 345370CW8 FORD MOTOR CO 696536614 258,000.00 258,000.00 345370CX6 FORD MOTOR CO 666330255 4,000,000.00 3,964,936.67 345397WK5 FORD MOTOR CREDIT COMPANY LLC 666330254 5,000,000.00 4,990,288.31 345397ZW6 FORD MOTOR CREDIT COMPANY LLC 666337474 1,000,000.00 1,000,000.00 34959EAB5 FORTINET INC 701624556 5,000,000.00 4,984,007.18 34959EAB5 FORTINET INC 681190555 2,000,000.00 1,993,602.87 349553AM9 FORTIS INC 666337569 2,192,000.00 2,192,000.00 349553AM9 FORTIS INC 666337573 4,000,000.00 4,000,000.00 34959JAG3 FORTIVE CORP 666324691 10,000,000.00 10,209,194.96 34959JAG3 FORTIVE CORP 666337565 10,000,000.00 10,216,417.58 1236600 Fox & Finch 677094762 14,250,000.00 14,250,000.00 35137LAL9 FOX CORP 696531456 300,000.00 299,491.74 35671DCH6 FREEPORT-MCMORAN INC 666326110 1,000,000.00 1,000,000.00 35671DBC8 FREEPORT-MCMORAN INC 666326070 1,500,000.00 1,328,727.52 35671DCH6 FREEPORT-MCMORAN INC 666329800 2,000,000.00 2,000,000.00 35671DBC8 FREEPORT-MCMORAN INC 666329964 1,500,000.00 1,328,727.52 35671DCF0 FREEPORT-MCMORAN INC 666329961 2,000,000.00 2,000,000.00 35671DBL8 FREEPORT-MCMORAN INC 666329962 1,500,000.00 1,503,534.48 35671DCF0 FREEPORT-MCMORAN INC 666338913 1,000,000.00 1,000,000.00 35671DCH6 FREEPORT-MCMORAN INC 666338929 1,000,000.00 1,000,000.00 35671DCD5 FREEPORT-MCMORAN INC 666338881 4,500,000.00 4,500,000.00 358266CH5 FRESNO CNTY CALIF PENSION OBLIG 666326091 22,955,000.00 14,038,695.02 358266CF9 FRESNO CNTY CALIF PENSION OBLIG 666329783 10,705,000.00 7,326,401.66

358266CK8 FRESNO CNTY CALIF PENSION OBLIG 666329782 22,392,000.00 12,245,651.39 358266CC6 FRESNO CNTY CALIF PENSION OBLIG 666338611 6,010,000.00 4,866,511.67 358266CB8 FRESNO CNTY CALIF PENSION OBLIG 666338615 2,075,000.00 1,777,751.65 35906ABF4 FRONTIER COMMUNICATIONS PARENT INC 666324699 1,000,000.00 1,000,000.00 35906ABF4 FRONTIER COMMUNICATIONS PARENT INC 666329777 1,000,000.00 1,000,000.00 35906ABF4 FRONTIER COMMUNICATIONS PARENT INC 666338896 1,000,000.00 1,000,000.00 36320MAL2 GALXY XX AR 666325771 15,000,000.00 14,792,344.20 361448AY9 GATX CORP 666338888 5,000,000.00 4,982,022.41 36166NAJ2 GE CAPITAL FUNDING LLC 709425800 500,000.00 522,363.73 36164QNA2 GE CAPITAL INTERNATIONAL FUNDING COMPANY UNLIMITED 696533576 405,000.00 337,610.47 36164QNA2 GE CAPITAL INTERNATIONAL FUNDING COMPANY UNLIMITED 666337235 385,000.00 320,912.03 369550AW8 GENERAL DYNAMICS CORP 757398870 5,000,000.00 4,990,821.29 369550BH0 GENERAL DYNAMICS CORP 696531296 250,000.00 247,245.10 369550BP2 GENERAL DYNAMICS CORP 757398879 10,000,000.00 9,991,516.08 369550AX6 GENERAL DYNAMICS CORP 757398873 10,959,000.00 10,812,054.65 369604BV4 GENERAL ELECTRIC CO 696535061 1,000,000.00 998,797.89 369604BF9 GENERAL ELECTRIC CO 696531396 280,000.00 225,196.85 369604BW2 GENERAL ELECTRIC CO 696534438 500,000.00 499,332.94 369604BF9 GENERAL ELECTRIC CO 666339098 280,000.00 225,186.36 370334BZ6 GENERAL MILLS INC 666325829 5,000,000.00 4,988,230.47 370334BT0 GENERAL MILLS INC 666338500 10,000,000.00 9,996,043.85 370334BT0 GENERAL MILLS INC 666338505 17,000,000.00 16,993,274.55 37045XDB9 GENERAL MOTORS FINANCIAL COMPANY INC 762462190 450,000.00 450,000.00 37045XDB9 GENERAL MOTORS FINANCIAL COMPANY INC 739311750 1,250,000.00 1,250,000.00 37045XDD5 GENERAL MOTORS FINANCIAL COMPANY INC 6959014 2 2,000,000.00 1,996,746.67 37045XDD5 GENERAL MOTORS FINANCIAL COMPANY INC 681190557 8,000,000.00 7,986,986.67 373334KL4 GEORGIA POWER CO 696533359 950,000.00 938,274.80 373334JS1 GEORGIA POWER CO 666330164 5,000,000.00 4,983,635.88 373334KA8 GEORGIA POWER CO 666330161 3,000,000.00 2,983,967.35 373334JS1 GEORGIA POWER CO 666338706 2,000,000.00 1,985,109.86 37331NAK7 GEORGIA-PACIFIC LLC 666325833 10,000,000.00 9,989,416.90 37331NAN1 GEORGIA-PACIFIC LLC 761350800 12,000,000.00 11,995,749.22 37331NAL5 GEORGIA-PACIFIC LLC 666338399 5,000,000.00 4,996,182.75 375558BF9 GILEAD SCIENCES INC 666323121 3,000,000.00 3,087,489.92

37940XAA0 GLOBAL PAYMENTS INC 696531086 1,500,000.00 1,499,790.31 37940XAB8 GLOBAL PAYMENTS INC 666337378 2,000,000.00 1,994,981.79 891906AC3 GLOBAL PAYMENTS INC 666338992 5,000,000.00 4,993,560.46 37940XAA0 GLOBAL PAYMENTS INC 666337411 1,500,000.00 1,499,788.52 361841AQ2 GLP CAPITAL LP 696534436 500,000.00 494,773.26 361841AL3 GLP CAPITAL LP 696533618 328,000.00 327,986.13 361841AP4 GLP CAPITAL LP 666324586 1,000,000.00 997,961.56 361841AH2 GLP CAPITAL LP 666326097 571,000.00 583,247.28 361841AH2 GLP CAPITAL LP 666326099 1,327,000.00 1,355,462.60 361841AH2 GLP CAPITAL LP 666323108 1,025,000.00 1,025,000.00 361841AF6 GLP CAPITAL LP 666329869 1,750,000.00 1,742,481.04 361841AL3 GLP CAPITAL LP 666339170 298,000.00 297,973.09 361841AF6 GLP CAPITAL LP 666338610 3,500,000.00 3,484,940.87 361841AL3 GLP CAPITAL LP 666339171 300,000.00 299,972.91 38141GXA7 GOLDMAN SACHS GROUP INC 666337336 500,000.00 500,000.00 38141GYB4 GOLDMAN SACHS GROUP INC 681190564 10,000,000.00 10,000,000.00 382550BF7 GOODYEAR TIRE & RUBBER CO 666325818 1,600,000.00 1,574,270.39 382550BG5 GOODYEAR TIRE & RUBBER CO 666325693 2,000,000.00 1,945,869.55 382550BG5 GOODYEAR TIRE & RUBBER CO 666325810 1,000,000.00 1,021,550.80 382550BF7 GOODYEAR TIRE & RUBBER CO 666330133 1,400,000.00 1,377,486.58 38869PAM6 GRAPHIC PACKAGING INTERNATIONAL LLC 666330151 1,000,000.00 1,002,399.25 38869PAM6 GRAPHIC PACKAGING INTERNATIONAL LLC 666330142 1,500,000.00 1,503,598.88 38869PAM6 GRAPHIC PACKAGING INTERNATIONAL LLC 666330147 2,000,000.00 2,000,000.00 38869AAA5 GRAPHIC PACKAGING INTERNATIONAL LLC 666338658 1,750,000.00 1,766,254.57 38869AAA5 GRAPHIC PACKAGING INTERNATIONAL LLC 666336830 1,000,000.00 1,009,288.32 40052VAG9 GRUPO BIMBO SAB DE CV 696535199 1,350,000.00 1,328,443.88 40052VAC8 GRUPO BIMBO SAB DE CV 696535065 1,000,000.00 991,118.31 40052VAG9 GRUPO BIMBO SAB DE CV 666325706 1,350,000.00 1,328,433.10 402563AA8 GSM 1 A1 666325708 17,000,000.00 16,851,275.96 406216BD2 HALLIBURTON CO 666330055 3,500,000.00 3,498,396.26 406216BD2 HALLIBURTON CO 666330053 3,500,000.00 3,498,396.26 406216BD2 HALLIBURTON CO 666337153 3,000,000.00 2,998,625.37 418056AX5 HASBRO INC 696536493 1,500,000.00 1,498,260.89 418056AY3 HASBRO INC 696534458 500,000.00 498,920.73

418056AY3 HASBRO INC 666337932 500,000.00 498,910.76 1234630 Hazard Center East 677094367 2,214,758.78 2,211,041.15 197677AG2 HCA INC 666326168 1,000,000.00 1,012,097.07 404119BR9 HCA INC 666330041 1,810,000.00 1,850,508.29 404119BR9 HCA INC 666330189 1,755,000.00 1,755,000.00 404119BR9 HCA INC 666330200 850,000.00 859,981.08 404121AF2 HCA INC 666330033 2,000,000.00 2,005,856.51 404119CA5 HCA INC 666330034 1,000,000.00 1,000,000.00 404119BR9 HCA INC 666330201 1,000,000.00 1,015,277.17 404119BR9 HCA INC 666338468 825,000.00 834,687.55 404119AJ8 HCA INC 666339323 175,000.00 185,759.73 404119BR9 HCA INC 666338472 670,000.00 677,867.44 404119AJ8 HCA INC 666336715 2,000,000.00 2,033,039.91 404119CA5 HCA INC 666338741 2,000,000.00 1,971,337.96 404119CA5 HCA INC 666338745 1,000,000.00 1,000,000.00 197677AG2 HCA INC 666338902 1,000,000.00 1,012,097.07 423012AF0 HEINEKEN NV 666338332 25,000,000.00 24,899,514.16 427866BC1 HERSHEY CO 757398885 4,000,000.00 3,997,933.54 427866BD9 HERSHEY CO 666330541 2,000,000.00 1,999,435.29 427866BE7 HERSHEY CO 666330540 3,000,000.00 2,994,042.92 427866BE7 HERSHEY CO 666338141 2,000,000.00 1,996,027.39 023551AM6 HESS CORP 666330731 500,000.00 539,037.08 428104AA1 HESS MIDSTREAM OPERATIONS LP 666338256 2,000,000.00 2,000,000.00 428104AA1 HESS MIDSTREAM OPERATIONS LP 666338254 1,500,000.00 1,511,701.11 428104AA1 HESS MIDSTREAM OPERATIONS LP 666338258 1,500,000.00 1,513,157.12 428104AA1 HESS MIDSTREAM OPERATIONS LP 666338139 1,500,000.00 1,513,157.12 431116AE2 HIGHMARK INC 697709917 10,000,000.00 9,997,507.44 432833AF8 HILTON DOMESTIC OPERATING COMPANY INC 666338188 908,000.00 914,510.13 432833AF8 HILTON DOMESTIC OPERATING COMPANY INC 666338171 1,092,000.00 1,100,943.51 434110QN5 HOBOKEN N J 666331108 1,020,000.00 573,591.67 434110QK1 HOBOKEN N J 666331110 1,280,000.00 849,522.29 434110QM7 HOBOKEN N J 666331109 1,435,000.00 852,790.49 437076BY7 HOME DEPOT INC 666325712 2,500,000.00 2,585,833.04 437076CH3 HOME DEPOT INC 747160274 10,000,000.00 9,960,372.22

437076BY7 HOME DEPOT INC 666330594 7,500,000.00 7,764,438.97 437076CB6 HOME DEPOT INC 666330590 5,000,000.00 4,976,059.83 437076BY7 HOME DEPOT INC 666337599 800,000.00 796,381.27 437076CA8 HOME DEPOT INC 666336859 5,000,000.00 4,980,826.58 438516BL9 HONEYWELL INTERNATIONAL INC 757398899 5,451,000.00 5,159,435.98 438516BL9 HONEYWELL INTERNATIONAL INC 757398896 2,500,000.00 2,429,476.76 438516BL9 HONEYWELL INTERNATIONAL INC 757398898 1,000,000.00 945,061.83 438516BL9 HONEYWELL INTERNATIONAL INC 757398900 5,452,000.00 5,160,382.48 438516BL9 HONEYWELL INTERNATIONAL INC 757398895 8,500,000.00 8,483,923.44 438516BL9 HONEYWELL INTERNATIONAL INC 757398897 1,000,000.00 945,061.83 440452AJ9 HORMEL FOODS CORP 757398906 5,000,000.00 4,964,356.98 443201AA6 HOWMET AEROSPACE INC 696536709 508,000.00 508,000.00 443201AA6 HOWMET AEROSPACE INC 666325731 1,000,000.00 1,020,100.73 40434LAC9 HP INC 696535069 1,000,000.00 998,180.16 40434LAG0 HP INC 701901653 5,000,000.00 4,979,342.86 443510AJ1 HUBBELL INC 666330561 5,000,000.00 4,981,358.72 443510AH5 HUBBELL INC 666330597 3,500,000.00 3,482,810.04 443510AK8 HUBBELL INC 681192584 5,000,000.00 4,979,480.46 444859BF8 HUMANA INC 696532275 187,000.00 186,874.50 444859BM3 HUMANA INC 696534472 500,000.00 499,591.58 444859BN1 HUMANA INC 666330555 4,900,000.00 5,232,968.13 444859BN1 HUMANA INC 666330560 2,100,000.00 2,239,535.46 444859BF8 HUMANA INC 666338385 187,000.00 186,872.90 444859BF8 HUMANA INC 666338386 5,000,000.00 4,996,601.55 444859BK7 HUMANA INC 666338380 5,000,000.00 4,995,995.34 446413AT3 HUNTINGTON INGALLS INDUSTRIES INC 696553123 1,000,000.00 1,000,032.99 44701QBE1 HUNTSMAN INTERNATIONAL LLC 696533627 388,000.00 335,857.82 44701QBE1 HUNTSMAN INTERNATIONAL LLC 666330553 3,000,000.00 2,973,589.95 44891ABD8 HYUNDAI CAPITAL AMERICA 696531092 1,500,000.00 1,499,788.46 44891ABD8 HYUNDAI CAPITAL AMERICA 666336765 2,500,000.00 2,499,610.30 44891ABS5 HYUNDAI CAPITAL AMERICA 681192585 6,500,000.00 6,492,877.05 451102BW6 ICAHN ENTERPRISES LP 666330578 3,000,000.00 3,000,000.00 451102BZ9 ICAHN ENTERPRISES LP 666330576 2,000,000.00 2,022,163.42 44929FBA9 ICG 143RR A1R 666326328 7,232,318.62 7,107,522.28

45138LBG7 IDAHO POWER CO 666330573 5,000,000.00 4,982,047.66 45167RAH7 IDEX CORP 692727571 7,000,000.00 6,991,683.75 45167RAH7 IDEX CORP 687670527 3,000,000.00 2,996,435.89 44962LAG2 IHS MARKIT LTD 696533287 825,000.00 824,124.78 44962LAJ6 IHS MARKIT LTD 696533586 409,000.00 407,172.62 44962LAJ6 IHS MARKIT LTD 666336756 387,000.00 385,261.50 452252FK0 ILLINOIS ST TOLL HWY AUTH TOLL HIGHWAY REV 666330571 16,000,000.00 16,001,003.94 452308AX7 ILLINOIS TOOL WORKS INC 757398912 20,000,000.00 19,966,674.86 452308AX7 ILLINOIS TOOL WORKS INC 757398913 1,250,000.00 1,223,754.95 452308AT6 ILLINOIS TOOL WORKS INC 666330569 3,000,000.00 3,039,209.46 452308AT6 ILLINOIS TOOL WORKS INC 666338416 3,000,000.00 2,997,269.80 452327AM1 ILLUMINA INC 701624582 6,000,000.00 5,988,523.07 452327AM1 ILLUMINA INC 681194220 3,000,000.00 2,994,261.54 45262BAB9 IMPERIAL BRANDS FINANCE PLC 696531186 3,750,000.00 3,726,170.81 45262BAA1 IMPERIAL BRANDS FINANCE PLC 696531179 2,875,000.00 2,866,989.20 45262BAB9 IMPERIAL BRANDS FINANCE PLC 666338441 3,750,000.00 3,726,103.14 458140BD1 INTEL CORP 757399610 5,000,000.00 4,999,655.02 458140BH2 INTEL CORP 666329932 7,000,000.00 6,992,472.71 458140BK5 INTEL CORP 666329931 15,000,000.00 14,903,669.86 458140BK5 INTEL CORP 666336986 440,000.00 437,174.31 458140BH2 INTEL CORP 666337157 3,000,000.00 2,996,774.03 458665AS5 INTERFACE INC 666329925 1,000,000.00 1,000,000.00 459506AK7 INTERNATIONAL FLAVORS & FRAGRANCES INC 696533244 810,000.00 809,531.40 459506AK7 INTERNATIONAL FLAVORS & FRAGRANCES INC 666338754 759,000.00 758,550.37 460599AC7 INTERNATIONAL GAME TECHNOLOGY 666329877 1,250,000.00 1,286,119.16 460599AC7 INTERNATIONAL GAME TECHNOLOGY 666329879 750,000.00 771,671.49 460599AC7 INTERNATIONAL GAME TECHNOLOGY 666329874 1,000,000.00 1,000,000.00 460599AC7 INTERNATIONAL GAME TECHNOLOGY 666329876 750,000.00 754,581.75 460599AE3 INTERNATIONAL GAME TECHNOLOGY PLC 666329895 825,000.00 827,617.73 460599AE3 INTERNATIONAL GAME TECHNOLOGY PLC 666329892 1,033,000.00 1,036,277.71 460146CH4 INTERNATIONAL PAPER CO 666329883 3,000,000.00 2,999,896.05 461070AG9 INTERSTATE POWER AND LIGHT CO 666329982 5,000,000.00 4,975,231.01 461070AL8 INTERSTATE POWER AND LIGHT CO 666337006 2,000,000.00 2,008,783.57 461070AL8 INTERSTATE POWER AND LIGHT CO 666337008 2,000,000.00 2,008,783.57

465685AP0 ITC HOLDINGS CORP 666329969 7,500,000.00 7,496,893.03 465685AP0 ITC HOLDINGS CORP 666338008 5,000,000.00 4,997,928.62 465685AP0 ITC HOLDINGS CORP 666338010 4,500,000.00 4,498,135.78 445658CF2 J B HUNT TRANSPORT SERVICES INC 696532861 620,000.00 620,000.31 445658CF2 J B HUNT TRANSPORT SERVICES INC 666323129 3,000,000.00 3,160,216.49 445658CF2 J B HUNT TRANSPORT SERVICES INC 666338450 580,000.00 579,997.80 445658CF2 J B HUNT TRANSPORT SERVICES INC 666338452 7,000,000.00 7,373,838.50 832696AT5 J M SMUCKER CO 696531331 250,000.00 249,079.12 832696AR9 J M SMUCKER CO 666329754 2,000,000.00 1,999,577.92 832696AT5 J M SMUCKER CO 666338489 400,000.00 398,523.57 832696AR9 J M SMUCKER CO 666338514 4,000,000.00 3,999,155.84 832696AR9 J M SMUCKER CO 666338513 4,000,000.00 3,999,155.84 47010BAF1 JAGUAR LAND ROVER AUTOMOTIVE PLC 666325982 1,000,000.00 919,749.64 47010BAF1 JAGUAR LAND ROVER AUTOMOTIVE PLC 666325967 1,000,000.00 882,081.47 47010BAF1 JAGUAR LAND ROVER AUTOMOTIVE PLC 666330021 1,700,000.00 1,497,634.41 47010BAF1 JAGUAR LAND ROVER AUTOMOTIVE PLC 666330022 750,000.00 661,561.11 46590XAA4 JBS USA LUX SA 666325979 750,000.00 750,000.00 476556DB8 JERSEY CENTRAL POWER & LIGHT CO 666330019 14,000,000.00 13,980,826.34 24422EVB2 JOHN DEERE CAPITAL CORP 757398748 6,000,000.00 5,989,611.20 24422EVB2 JOHN DEERE CAPITAL CORP 666323011 4,000,000.00 3,993,070.73 24422EUY3 JOHN DEERE CAPITAL CORP 666339182 2,000,000.00 1,998,773.81 478045AA5 JOHN SEVIER COMBINED CYCLE GENERATION LLC 66 330014 4,262,541.68 4,439,081.17 478160BY9 JOHNSON & JOHNSON 757399680 3,000,000.00 2,998,084.67 478160BY9 JOHNSON & JOHNSON 757399679 1,000,000.00 999,361.55 478160CK8 JOHNSON & JOHNSON 757399682 7,000,000.00 6,994,722.31 478160AL8 JOHNSON & JOHNSON 666330103 4,000,000.00 4,284,001.39 478160BH6 JOHNSON & JOHNSON 666338314 7,500,000.00 7,615,187.51 478160CE2 JOHNSON & JOHNSON 666338308 15,000,000.00 14,991,503.52 478375AR9 JOHNSON CONTROLS INTERNATIONAL PLC 666338277 2,360,000.00 2,454,041.09 46647PBK1 JPMORGAN CHASE & CO 696531156 2,000,000.00 2,000,000.00 46647PCE4 JPMORGAN CHASE & CO 697710584 5,000,000.00 5,000,000.00 46647PCC8 JPMORGAN CHASE & CO 697710585 5,000,000.00 5,000,000.00 46647PCC8 JPMORGAN CHASE & CO 681194269 7,000,000.00 7,000,000.00 47049QAA4 JTWN 11 A1 666328102 17,000,000.00 16,745,589.03

485170BE3 KANSAS CITY SOUTHERN 666325644 2,000,000.00 1,984,690.72 485170BE3 KANSAS CITY SOUTHERN 666330091 8,000,000.00 7,938,762.87 26138EAJ8 KEURIG DR PEPPER INC 666326000 1,750,000.00 1,749,926.57 49271VAN0 KEURIG DR PEPPER INC 681194388 5,000,000.00 4,985,317.71 49326EEK5 KEYCORP 666323148 5,000,000.00 4,995,391.66 49326EEK5 KEYCORP 666338122 10,000,000.00 9,990,783.31 49326EEH2 KEYCORP 666338127 3,000,000.00 2,998,921.28 49326EEH2 KEYCORP 666338124 7,000,000.00 6,997,482.99 493738AF5 KIA CORP 696532760 525,000.00 523,312.95 493738AF5 KIA CORP 666341863 525,000.00 523,304.91 494368BQ5 KIMBERLY-CLARK CORP 757399684 10,000,000.00 10,001,122.39 494368BZ5 KIMBERLY-CLARK CORP 695749464 1,000,000.00 1,077,702.66 494368CC5 KIMBERLY-CLARK CORP 761350794 3,000,000.00 3,000,000.00 494386AB1 KIMBERLY-CLARK DE MEXICO SAB DE CV 666330116 7,500,000.00 7,489,521.80 494386AB1 KIMBERLY-CLARK DE MEXICO SAB DE CV 666330115 2,500,000.00 2,496,507.27 1235270 Kings Grant Shopping Center 677094444 8,759,749.03 8,729,630.19 1235270 Kings Grant Shopping Center 758981256 2,715,522.19 2,766,081.41 482480AE0 KLA CORP 666325969 2,286,000.00 2,418,930.67 482480AE0 KLA CORP 744189821 1,714,000.00 1,813,681.09 482480AE0 KLA CORP 666325642 1,714,000.00 1,812,901.90 500472AC9 KONINKLIJKE PHILIPS NV 666325635 1,000,000.00 987,209.82 500472AC9 KONINKLIJKE PHILIPS NV 666337555 2,000,000.00 2,037,701.76 50077LAX4 KRAFT HEINZ FOODS CO 696551528 525,000.00 519,243.62 50077LAX4 KRAFT HEINZ FOODS CO 692218026 525,000.00 519,237.50 50077LAZ9 KRAFT HEINZ FOODS CO 692218033 750,000.00 739,691.86 42307TAG3 KRAFT HEINZ FOODS CO 666330548 500,000.00 525,505.26 50077LAT3 KRAFT HEINZ FOODS CO 666337803 6,000,000.00 5,980,262.58 50077LAT3 KRAFT HEINZ FOODS CO 666337830 2,000,000.00 1,993,420.85 423074AF0 KRAFT HEINZ FOODS CO 666338330 8,000,000.00 8,048,563.54 501044DN8 KROGER CO 666325579 261,000.00 260,165.20 501044DL2 KROGER CO 666330062 3,770,000.00 4,027,070.23 413875AR6 L3HARRIS TECHNOLOGIES INC 666330001 1,666,666.00 1,675,817.58 502431AM1 L3HARRIS TECHNOLOGIES INC 666330074 5,000,000.00 4,992,721.27 413875AR6 L3HARRIS TECHNOLOGIES INC 666330006 1,666,667.00 1,675,708.29

413875AR6 L3HARRIS TECHNOLOGIES INC 666329999 1,666,667.00 1,673,102.78 50540RAW2 LABORATORY CORPORATION OF AMERICA HOLDINGS 696535079 1,000,000.00 997,880.25 50540RAY8 LABORATORY CORPORATION OF AMERICA HOLDINGS 692727574 5,000,000.00 4,983,255.87 50540RAY8 LABORATORY CORPORATION OF AMERICA HOLDINGS 685718742 4,500,000.00 4,484,930.28 50540RAW2 LABORATORY CORPORATION OF AMERICA HOLDINGS 666338730 1,000,000.00 997,864.50 1233470 Lakewood Self Storage 677094824 3,363,629.63 3,362,244.22 1233470 Lakewood Self Storage 758981377 2,859,085.18 2,872,626.85 513272AC8 LAMB WESTON HOLDINGS INC 666329732 1,000,000.00 1,041,711.94 50181QAH1 LCOR ALEXANDRIA L L C 666330083 11,512,430.00 11,955,197.00 521615AA2 LEA POWER PARTNERS LLC 666322180 3,023,301.95 2,781,222.38 521865BA2 LEAR CORP 666338804 4,000,000.00 3,990,394.65 521865BA2 LEAR CORP 666338799 3,000,000.00 2,992,795.99 524660AY3 LEGGETT & PLATT INC 666329726 2,000,000.00 1,991,532.58 524660AZ0 LEGGETT & PLATT INC 666329722 4,000,000.00 3,981,276.57 524660AY3 LEGGETT & PLATT INC 666338878 1,500,000.00 1,493,649.44 78390XAC5 LEIDOS HOLDINGS INC 666330098 5,000,000.00 4,994,228.62 526107AD9 LENNOX INTERNATIONAL INC 666337033 3,330,000.00 3,328,665.13 526107AD9 LENNOX INTERNATIONAL INC 666337016 1,500,000.00 1,499,755.58 526107AD9 LENNOX INTERNATIONAL INC 666337035 8,000,000.00 7,996,793.10 583491AB1 LEONARDO US HOLDING INC 666337761 1,000,000.00 989,642.85 583491AB1 LEONARDO US HOLDING INC 666337759 5,000,000.00 4,948,214.27 527298BM4 LEVEL 3 FINANCING INC 666324557 2,000,000.00 1,997,481.30 527298BM4 LEVEL 3 FINANCING INC 666324390 1,500,000.00 1,478,548.11 527298BP7 LEVEL 3 FINANCING INC 696531094 1,500,000.00 1,497,543.40 527298BM4 LEVEL 3 FINANCING INC 666323050 2,000,000.00 2,011,806.30 527298BN2 LEVEL 3 FINANCING INC 666329755 2,000,000.00 2,000,000.00 527298BN2 LEVEL 3 FINANCING INC 666337938 2,045,000.00 2,045,000.00 527298BM4 LEVEL 3 FINANCING INC 666337944 1,833,000.00 1,830,691.61 527298BP7 LEVEL 3 FINANCING INC 666337963 1,500,000.00 1,497,536.53 534187AW9 LINCOLN NATIONAL CORP 666325588 1,750,000.00 1,739,587.16 534187AW9 LINCOLN NATIONAL CORP 666325582 500,000.00 498,119.00 538034AV1 LIVE NATION ENTERTAINMENT INC 666329735 1,500,000.00 1,579,687.56 544525NZ7 LOS ANGELES CALIF DEPT WTR & PWR WTRWKS REV 666329644 12,000,000.00 12,000,000.00 548661DM6 LOWE'S COMPANIES INC 666324386 8,000,000.00 7,982,691.26

548661DM6 LOWE'S COMPANIES INC 666323070 6,986,000.00 6,924,500.21 548661ED5 LOWE'S COMPANIES INC 746786230 10,000,000.00 9,978,022.84 548661DR5 LOWE'S COMPANIES INC 666339270 8,000,000.00 7,991,539.26 50220PAD5 LSEGA FINANCING PLC 692728356 5,000,000.00 4,992,067.04 50220PAD5 LSEGA FINANCING PLC 698138778 5,000,000.00 4,992,067.04 50249AAA1 LYB INTERNATIONAL FINANCE III LLC 666325559 500,000.00 492,734.20 56501RAK2 MANULIFE FINANCIAL CORP 666339335 5,000,000.00 5,000,000.00 570535AU8 MARKEL CORP 696534857 375,000.00 374,473.23 570535AU8 MARKEL CORP 666337550 375,000.00 374,470.66 571676AC9 MARS INC 757404657 1,000,000.00 996,859.33 571676AF2 MARS INC 666325926 250,000.00 248,602.06 571748BG6 MARSH & MCLENNAN COMPANIES INC 666330119 5,000,000.00 4,998,918.60 571748BG6 MARSH & MCLENNAN COMPANIES INC 666330113 4,000,000.00 3,999,134.85 571748BG6 MARSH & MCLENNAN COMPANIES INC 666337544 1,500,000.00 1,499,675.57 573284AQ9 MARTIN MARIETTA MATERIALS INC 666325928 6,000,000.00 5,992,840.47 573284AW6 MARTIN MARIETTA MATERIALS INC 711329230 10,000,000.00 9,993,912.66 573284AX4 MARTIN MARIETTA MATERIALS INC 711329229 10,000,000.00 9,920,277.07 573284AV8 MARTIN MARIETTA MATERIALS INC 666337796 7,503,000.00 7,526,792.36 573284AQ9 MARTIN MARIETTA MATERIALS INC 666337801 6,000,000.00 5,992,840.47 573284AT3 MARTIN MARIETTA MATERIALS INC 666337799 5,000,000.00 4,991,875.68 574300HZ5 MARYLAND ST TRANSN AUTH TRANSN FACS PROJS REV 666330106 8,000,000.00 8,000,000.00 575634AS9 MASSACHUSETTS ELECTRIC CO 666330081 5,000,000.00 4,987,237.56 575718AG6 MASSACHUSETTS INSTITUTE OF TECHNOLOGY 666337722 1,150,000.00 1,150,000.00 575767AJ7 MASSACHUSETTS MUTUAL LIFE INSURANCE CO 726005908 4,800,000.00 4,786,882.15 57629WCQ1 MASSMUTUAL GLOBAL FUNDING II 666324436 5,000,000.00 4,991,740.43 57629WCH1 MASSMUTUAL GLOBAL FUNDING II 666323057 6,505,000.00 6,714,888.46 57629WCQ1 MASSMUTUAL GLOBAL FUNDING II 666323082 10,000,000.00 9,983,480.85 57629WCQ1 MASSMUTUAL GLOBAL FUNDING II 666337696 5,000,000.00 4,991,740.43 57629WCQ1 MASSMUTUAL GLOBAL FUNDING II 666337694 25,000,000.00 24,958,702.16 57636QAL8 MASTERCARD INC 666329710 3,000,000.00 2,995,919.62 1234450 Mayhew Promenade Shopping Center 677094860 5,795,392.31 5,795,392.31 579780AN7 MCCORMICK & COMPANY INC 666329706 8,000,000.00 7,983,079.04 58013MFQ2 MCDONALD'S CORP 696534520 500,000.00 496,827.45 58013MFK5 MCDONALD'S CORP 666329725 5,000,000.00 5,396,822.52

58013MFF6 MCDONALD'S CORP 666329702 10,000,000.00 9,992,965.87 58013MFF6 MCDONALD'S CORP 666329729 5,500,000.00 5,480,821.31 58013MFF6 MCDONALD'S CORP 666337688 10,000,000.00 9,965,129.69 58013MFP4 MCDONALD'S CORP 666337768 7,700,000.00 7,670,018.64 581557BE4 MCKESSON CORP 666329724 4,000,000.00 4,063,118.93 581557AM7 MCKESSON CORP 666337767 3,000,000.00 3,075,297.77 582839AF3 MEAD JOHNSON NUTRITION CO 666329721 2,000,000.00 1,999,760.84 G5963#AG8 MEGGITT PLC 666322174 17,000,000.00 17,000,000.00 58551TAA5 MELLON CAPITAL IV 666338969 4,000,000.00 4,000,000.00 58551TAA5 MELLON CAPITAL IV 666338964 8,000,000.00 8,000,000.00 58933YAU9 MERCK & CO INC 757399747 1,428,000.00 1,426,868.65 58933YAR6 MERCK & CO INC 757399724 4,000,000.00 3,990,574.61 58933YAR6 MERCK & CO INC 757399723 10,000,000.00 9,987,995.07 58933YAU9 MERCK & CO INC 757399744 7,143,000.00 7,133,288.87 59001AAY8 MERITAGE HOMES CORP 666326127 500,000.00 509,645.61 59001ABA9 MERITAGE HOMES CORP 666329753 1,500,000.00 1,500,000.00 59001ABA9 MERITAGE HOMES CORP 666329757 1,000,000.00 1,000,000.00 59151KAJ7 METHANEX CORP 666338960 5,000,000.00 4,971,427.08 591894CC2 METROPOLITAN EDISON CO 696533352 933,000.00 932,176.93 591894CC2 METROPOLITAN EDISON CO 666338961 878,000.00 877,197.37 59217GCK3 METROPOLITAN LIFE GLOBAL FUNDING I 666338958 5,000,000.00 4,812,115.49 59259N7G2 METROPOLITAN TRANSN AUTH N Y DEDICATED TAX FD 696533701 495,000.00 561,710.84 59259N7G2 METROPOLITAN TRANSN AUTH N Y DEDICATED TAX FD 666338957 495,000.00 561,729.20 55303XAF2 MGM GROWTH PROPERTIES OPERATING PARTNERSHIP LP 666324416 1,000,000.00 953,078.53 55303XAB1 MGM GROWTH PROPERTIES OPERATING PARTNERSHIP LP 666324426 1,000,000.00 1,002,053.13 55303XAB1 MGM GROWTH PROPERTIES OPERATING PARTNERSHIP LP 666324456 2,000,000.00 2,008,109.95 55303XAC9 MGM GROWTH PROPERTIES OPERATING PARTNERSHIP LP 666324424 750,000.00 759,485.39 55303XAF2 MGM GROWTH PROPERTIES OPERATING PARTNERSHIP LP 666325788 500,000.00 476,539.26 55303XAL9 MGM GROWTH PROPERTIES OPERATING PARTNERSHIP LP 666329631 1,000,000.00 1,000,000.00 55303XAB1 MGM GROWTH PROPERTIES OPERATING PARTNERSHIP LP 666329634 1,000,000.00 1,002,053.13 55303XAC9 MGM GROWTH PROPERTIES OPERATING PARTNERSHIP LP 666337519 1,250,000.00 1,250,000.00 55303XAC9 MGM GROWTH PROPERTIES OPERATING PARTNERSHIP LP 666337524 750,000.00 757,235.33 55303XAC9 MGM GROWTH PROPERTIES OPERATING PARTNERSHIP LP 666337498 750,000.00 759,485.39 55303XAC9 MGM GROWTH PROPERTIES OPERATING PARTNERSHIP LP 666337515 3,000,000.00 3,028,941.34

55303XAL9 MGM GROWTH PROPERTIES OPERATING PARTNERSHIP LP 666339296 1,000,000.00 1,000,000.00 55303XAC9 MGM GROWTH PROPERTIES OPERATING PARTNERSHIP LP 666337517 3,000,000.00 3,037,941.55 55303XAC9 MGM GROWTH PROPERTIES OPERATING PARTNERSHIP LP 666337496 750,000.00 757,235.33 552953CH2 MGM RESORTS INTERNATIONAL 666324462 3,000,000.00 3,000,000.00 552953CG4 MGM RESORTS INTERNATIONAL 666329637 1,000,000.00 1,000,000.00 552953CD1 MGM RESORTS INTERNATIONAL 666329651 4,592,000.00 4,592,000.00 552953CF6 MGM RESORTS INTERNATIONAL 666329639 2,000,000.00 2,012,693.34 594918CA0 MICROSOFT CORP 666329645 20,000,000.00 19,951,558.30 594918AM6 MICROSOFT CORP 666329736 20,000,000.00 22,174,336.49 594918AJ3 MICROSOFT CORP 666329737 10,701,000.00 11,233,590.07 59524QAA3 MID-ATLANTIC INTERSTATE TRANSMISSION LLC 66329650 5,000,000.00 4,999,305.17 59524QAA3 MID-ATLANTIC INTERSTATE TRANSMISSION LLC 66338986 5,000,000.00 4,999,305.16 59748TAA7 MIDLAND COGENERATION VENTURE LP 666323075 19,737,100.00 19,737,100.00 60242NDN8 MILWAUKEE WIS REDEV AUTH REV 666328086 11,900,000.00 4,235,664.59 60242NDQ1 MILWAUKEE WIS REDEV AUTH REV 666325889 1,240,000.00 405,409.99 60242NDK4 MILWAUKEE WIS REDEV AUTH REV 666328083 4,840,000.00 2,088,594.76 60242NDP3 MILWAUKEE WIS REDEV AUTH REV 666328088 11,200,000.00 3,737,180.17 60242NDJ7 MILWAUKEE WIS REDEV AUTH REV 666328105 2,920,000.00 1,343,096.82 60242NDL2 MILWAUKEE WIS REDEV AUTH REV 666328084 9,775,000.00 3,956,782.89 60242NDM0 MILWAUKEE WIS REDEV AUTH REV 666328087 10,695,000.00 4,060,013.64 605417CB8 MISSISSIPPI POWER CO 696533294 826,000.00 824,466.41 605417BZ6 MISSISSIPPI POWER CO 666329638 10,000,000.00 9,955,937.20 605417CB8 MISSISSIPPI POWER CO 666339011 774,000.00 772,553.11 606822BK9 MITSUBISHI UFJ FINANCIAL GROUP INC 666325887 400,000.00 400,000.00 60687YBQ1 MIZUHO FINANCIAL GROUP INC 681978915 5,000,000.00 5,000,000.00 60687YBQ1 MIZUHO FINANCIAL GROUP INC 681978914 5,000,000.00 5,000,000.00 1235050 ML Realty Industrial Portfolio 677094466 7,342,782.81 7,319,039.10 1235050 ML Realty Industrial Portfolio 758981252 2,284,421.33 2,438,522.70 606935AM6 MLCFC 2006-1 C 666341896 5,104,245.35 4,765,157.40 60855RAJ9 MOLINA HEALTHCARE INC 666329640 1,250,000.00 1,250,000.00 60871RAG5 MOLSON COORS BEVERAGE CO 666323073 10,000,000.00 9,780,663.39 60871RAG5 MOLSON COORS BEVERAGE CO 666338850 5,000,000.00 4,996,101.81 60871RAG5 MOLSON COORS BEVERAGE CO 666338852 5,000,000.00 4,996,101.81 609207AR6 MONDELEZ INTERNATIONAL INC 666338843 3,500,000.00 3,487,982.60

610202BR3 MONONGAHELA POWER CO 696534732 325,000.00 324,932.85 610202BR3 MONONGAHELA POWER CO 666338924 375,000.00 374,915.68 615369AM7 MOODY'S CORP 666325954 2,000,000.00 1,986,409.93 615369AM7 MOODY'S CORP 666329671 4,000,000.00 3,972,819.86 615369AP0 MOODY'S CORP 666329681 1,499,000.00 1,517,514.53 615369AP0 MOODY'S CORP 666329680 1,499,000.00 1,517,514.53 615369AP0 MOODY'S CORP 666338920 5,000,000.00 5,480,519.60 615369AP0 MOODY'S CORP 666338919 2,667,000.00 2,651,864.74 61744YAR9 MORGAN STANLEY 696534550 500,000.00 500,000.00 6174468J1 MORGAN STANLEY 696535165 1,200,000.00 1,200,000.00 61744YAR9 MORGAN STANLEY 666325961 500,000.00 500,000.00 6174468L6 MORGAN STANLEY 666329679 10,000,000.00 10,000,000.00 61746BDQ6 MORGAN STANLEY 666338646 7,000,000.00 6,982,574.34 6174468V4 MORGAN STANLEY 666338649 10,000,000.00 10,000,000.00 6174468J1 MORGAN STANLEY 666338619 1,200,000.00 1,200,000.00 61945CAG8 MOSAIC CO 666338644 5,000,000.00 4,993,783.89 61945CAG8 MOSAIC CO 666338643 3,000,000.00 2,996,272.66 620076BU2 MOTOROLA SOLUTIONS INC 692727576 4,000,000.00 4,000,000.00 620076BU2 MOTOROLA SOLUTIONS INC 697709911 7,000,000.00 7,000,000.00 55336VBN9 MPLX LP 696533608 420,000.00 419,206.90 55336VBN9 MPLX LP 666339288 245,000.00 244,529.65 55342UAH7 MPT OPERATING PARTNERSHIP LP 666329676 3,000,000.00 3,008,794.15 55342UAH7 MPT OPERATING PARTNERSHIP LP 666329675 750,000.00 739,794.15 55342UAH7 MPT OPERATING PARTNERSHIP LP 666329641 1,500,000.00 1,479,588.32 55342UAH7 MPT OPERATING PARTNERSHIP LP 666329643 1,500,000.00 1,504,397.08 626717AM4 MURPHY OIL CORP 696531314 250,000.00 142,103.83 626717AJ1 MURPHY OIL CORP 666329659 2,000,000.00 2,000,000.00 626717AA0 MURPHY OIL CORP 666338642 4,075,000.00 4,225,012.14 626738AD0 MURPHY OIL USA INC 666325942 2,000,000.00 2,014,638.64 631005BH7 NARRAGANSETT ELECTRIC CO 696533292 825,000.00 825,000.00 631005BH7 NARRAGANSETT ELECTRIC CO 666338605 775,000.00 775,000.00 63618EAR2 NATIONAL FUEL GAS CO 666338691 5,000,000.00 5,023,222.89 637432NL5 NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORP 757399854 5,000,000.00 4,996,696.14 637432NV3 NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORP 666338682 3,000,000.00 2,988,938.13

63938CAB4 NAVIENT CORP 666325640 2,000,000.00 1,993,435.59 63938CAB4 NAVIENT CORP 666329758 1,000,000.00 996,717.80 63938CAB4 NAVIENT CORP 666339175 2,000,000.00 1,993,435.59 62878U2B7 NBN CO LTD 697708810 10,000,000.00 9,995,020.28 641062AF1 NESTLE HOLDINGS INC 757399964 15,000,000.00 14,947,924.10 64110LAX4 NETFLIX INC 666324534 250,000.00 250,000.00 64110LAX4 NETFLIX INC 666324535 500,000.00 499,554.42 64110LAX4 NETFLIX INC 666325773 1,000,000.00 1,000,000.00 64110LAT3 NETFLIX INC 666325762 1,000,000.00 1,000,000.00 64110LAL0 NETFLIX INC 666325790 1,000,000.00 1,000,000.00 64110LAG1 NETFLIX INC 666325780 750,000.00 755,214.69 64110LAT3 NETFLIX INC 666329545 1,000,000.00 1,000,000.00 64110LAX4 NETFLIX INC 666329561 1,000,000.00 1,000,000.00 64110LAX4 NETFLIX INC 666329564 500,000.00 499,554.42 64110LAU0 NETFLIX INC 666329541 1,000,000.00 1,074,208.51 64110LAU0 NETFLIX INC 666339044 500,000.00 517,330.55 64110LAU0 NETFLIX INC 666339064 500,000.00 517,330.55 64110LAX4 NETFLIX INC 666339059 250,000.00 250,000.00 64110LAU0 NETFLIX INC 666339060 750,000.00 805,656.38 641423CC0 NEVADA POWER CO 666329552 1,500,000.00 1,495,626.28 641423CD8 NEVADA POWER CO 666329523 4,000,000.00 3,991,252.25 645913BC7 NEW JERSEY ECONOMIC DEV AUTH ST PENSION FDG REV 666339108 26,220,000.00 22,801,395.42 64952WDG5 NEW YORK LIFE GLOBAL FUNDING 757399971 7,000,000.00 6,997,718.65 64952WCH4 NEW YORK LIFE GLOBAL FUNDING 666323093 2,655,000.00 2,627,975.94 64952WDL4 NEW YORK LIFE GLOBAL FUNDING 666339101 4,000,000.00 3,990,571.53 64971PEC5 NEW YORK N Y CITY INDL DEV AGY REV 666331097 4,750,000.00 4,750,000.00 6503668B6 NEWARK N J 666328082 2,150,000.00 1,186,450.76 6503668A8 NEWARK N J 666328081 4,885,000.00 2,871,315.95 6503668D2 NEWARK N J 666331096 6,220,000.00 3,255,157.99 6503667T8 NEWARK N J 666341890 2,485,000.00 2,274,542.31 6503667U5 NEWARK N J 666341889 1,600,000.00 1,375,500.76 651229AX4 NEWELL BRANDS INC 666329602 1,500,000.00 1,617,143.14 651229AW6 NEWELL BRANDS INC 666338552 1,000,000.00 1,033,377.75 651229AX4 NEWELL BRANDS INC 666338546 1,000,000.00 1,078,095.44

65339KAT7 NEXTERA ENERGY CAPITAL HOLDINGS INC 697164314 2,000,000.00 1,996,714.90 65339KBQ2 NEXTERA ENERGY CAPITAL HOLDINGS INC 696535095 1,000,000.00 999,023.04 65339KBH2 NEXTERA ENERGY CAPITAL HOLDINGS INC 666323091 3,000,000.00 2,994,077.52 65339KAT7 NEXTERA ENERGY CAPITAL HOLDINGS INC 666329627 4,000,000.00 3,993,376.94 65339KBH2 NEXTERA ENERGY CAPITAL HOLDINGS INC 666338699 5,000,000.00 4,990,129.21 65339KAG5 NEXTERA ENERGY CAPITAL HOLDINGS INC 666338704 5,000,000.00 5,000,034.84 65342QAB8 NEXTERA ENERGY OPERATING PARTNERS LP 66632583 1,000,000.00 957,106.56 65342QAB8 NEXTERA ENERGY OPERATING PARTNERS LP 666329614 1,000,000.00 957,106.56 65342QAB8 NEXTERA ENERGY OPERATING PARTNERS LP 666329577 1,000,000.00 1,009,670.06 65342QAL6 NEXTERA ENERGY OPERATING PARTNERS LP 666329567 1,000,000.00 1,000,000.00 65342QAB8 NEXTERA ENERGY OPERATING PARTNERS LP 666329581 1,000,000.00 1,011,189.84 65342QAB8 NEXTERA ENERGY OPERATING PARTNERS LP 666329571 1,500,000.00 1,447,712.83 65342QAB8 NEXTERA ENERGY OPERATING PARTNERS LP 666329618 750,000.00 753,659.07 65342QAB8 NEXTERA ENERGY OPERATING PARTNERS LP 666329576 2,000,000.00 2,009,757.52 65342QAL6 NEXTERA ENERGY OPERATING PARTNERS LP 666338661 1,000,000.00 1,000,000.00 62927#AD8 NFL VENTURES, INC 759456086 9,406,693.25 9,406,693.25 62912XAF1 NGPL PIPECO LLC 666329657 1,000,000.00 1,016,822.84 65409QBF8 NIELSEN FINANCE LLC 666324526 1,000,000.00 1,000,000.00 654106AK9 NIKE INC 666329583 7,000,000.00 6,991,319.59 654106AK9 NIKE INC 666337414 2,000,000.00 1,997,519.89 65473QBE2 NISOURCE INC 666323026 3,500,000.00 3,712,134.51 65473QBE2 NISOURCE INC 666337406 7,000,000.00 7,424,269.01 655844CE6 NORFOLK SOUTHERN CORP 696535167 1,200,000.00 1,196,492.69 655844CK2 NORFOLK SOUTHERN CORP 697709914 5,000,000.00 4,992,766.61 655844BT4 NORFOLK SOUTHERN CORP 666330396 2,025,000.00 2,031,571.19 655844BZ0 NORFOLK SOUTHERN CORP 666337266 3,000,000.00 2,995,297.34 655844CE6 NORFOLK SOUTHERN CORP 666337261 1,200,000.00 1,196,481.70 655844BZ0 NORFOLK SOUTHERN CORP 666337442 3,000,000.00 2,995,297.34 655844BT4 NORFOLK SOUTHERN CORP 666337446 12,000,000.00 11,989,208.40 655844CK2 NORFOLK SOUTHERN CORP 687670528 5,000,000.00 4,992,766.61 655844BY3 NORFOLK SOUTHERN CORP 666337444 5,000,000.00 4,913,942.08 655844BS6 NORFOLK SOUTHERN CORP 666337419 4,500,000.00 4,472,003.72 665501AL6 NORTHERN NATURAL GAS CO 696532303 192,788.00 199,716.52 665501AM4 NORTHERN NATURAL GAS CO 698126233 4,000,000.00 3,965,031.61

665501AL6 NORTHERN NATURAL GAS CO 666330422 6,000,000.00 5,999,134.63 665501AM4 NORTHERN NATURAL GAS CO 697710458 4,000,000.00 3,965,031.61 665501AL6 NORTHERN NATURAL GAS CO 666338667 192,788.00 199,710.78 665859AT1 NORTHERN TRUST CORP 757400056 3,000,000.00 2,997,407.77 665859AT1 NORTHERN TRUST CORP 757400060 13,000,000.00 12,988,767.00 666807BM3 NORTHROP GRUMMAN CORP 696531059 1,400,000.00 1,399,928.77 666807BS0 NORTHROP GRUMMAN CORP 696535097 1,000,000.00 996,586.96 666807BN1 NORTHROP GRUMMAN CORP 666330376 5,000,000.00 4,998,333.79 666807BN1 NORTHROP GRUMMAN CORP 666330371 1,851,000.00 1,773,820.57 666807BN1 NORTHROP GRUMMAN CORP 666330373 4,149,000.00 3,975,566.98 666807BM3 NORTHROP GRUMMAN CORP 666339327 5,000,000.00 4,999,676.48 666807BM3 NORTHROP GRUMMAN CORP 666339320 1,400,000.00 1,399,910.20 666807BN1 NORTHROP GRUMMAN CORP 666336716 3,201,000.00 3,067,194.48 666807BK7 NORTHROP GRUMMAN CORP 666339300 15,000,000.00 14,986,770.65 666807BN1 NORTHROP GRUMMAN CORP 666336718 1,429,000.00 1,369,416.31 666807BK7 NORTHROP GRUMMAN CORP 666339301 3,000,000.00 2,886,279.64 666807BM3 NORTHROP GRUMMAN CORP 666339325 4,000,000.00 3,999,743.43 666807BK7 NORTHROP GRUMMAN CORP 666339306 4,400,000.00 4,233,210.14 66815L2A6 NORTHWESTERN MUTUAL GLOBAL FUNDING 715718054 1,000,000.00 998,515.38 66815L2D0 NORTHWESTERN MUTUAL GLOBAL FUNDING 695901425 5,000,000.00 4,995,654.64 66815L2D0 NORTHWESTERN MUTUAL GLOBAL FUNDING 698232384 5,000,000.00 4,995,654.64 1234180 Nottingham Shopping Center 733024123 6,933,908.20 6,921,611.48 1234180 Nottingham Shopping Center 758981250 3,151,776.45 3,285,702.15 66977WAQ2 NOVA CHEMICALS CORP 666325920 2,000,000.00 2,000,000.00 66977WAP4 NOVA CHEMICALS CORP 666325697 1,000,000.00 993,449.44 66977WAP4 NOVA CHEMICALS CORP 666326072 2,100,000.00 2,090,297.15 66977WAP4 NOVA CHEMICALS CORP 666325687 1,000,000.00 987,876.89 66977WAP4 NOVA CHEMICALS CORP 666325705 1,650,000.00 1,670,166.97 66977WAP4 NOVA CHEMICALS CORP 666325690 1,250,000.00 1,244,453.31 66977WAR0 NOVA CHEMICALS CORP 666330462 2,250,000.00 1,961,934.27 66977WAP4 NOVA CHEMICALS CORP 666338462 750,000.00 740,907.67 66977WAP4 NOVA CHEMICALS CORP 666338425 750,000.00 742,545.73 66977WAP4 NOVA CHEMICALS CORP 666338466 1,000,000.00 993,449.44 66989HAR9 NOVARTIS CAPITAL CORP 666330461 7,000,000.00 6,992,251.93

66989HAS7 NOVARTIS CAPITAL CORP 666330457 5,000,000.00 4,889,812.27 66989HAQ1 NOVARTIS CAPITAL CORP 761350796 5,000,000.00 5,131,624.35 66989HAS7 NOVARTIS CAPITAL CORP 666338762 2,000,000.00 1,955,924.90 670001AE6 NOVELIS CORP 666330247 1,000,000.00 982,342.27 670001AE6 NOVELIS CORP 666330282 1,000,000.00 1,000,000.00 670001AE6 NOVELIS CORP 666330251 1,500,000.00 1,515,691.00 629377CK6 NRG ENERGY INC 696531125 1,800,000.00 1,799,778.54 629377CE0 NRG ENERGY INC 666329670 1,250,000.00 1,246,622.78 629377CK6 NRG ENERGY INC 666338774 1,800,000.00 1,799,735.63 67021CAQ0 NSTAR ELECTRIC CO 757400242 10,000,000.00 9,910,027.40 67021CAL1 NSTAR ELECTRIC CO 757400214 5,000,000.00 4,991,536.21 62954WAD7 NTT FINANCE CORP 695901413 10,000,000.00 10,000,000.00 62954WAD7 NTT FINANCE CORP 681978919 20,000,000.00 20,000,000.00 67020YAQ3 NUANCE COMMUNICATIONS INC 666326057 3,000,000.00 2,983,659.91 670346AM7 NUCOR CORP 666336974 3,500,000.00 3,499,534.67 670346AM7 NUCOR CORP 666336975 2,000,000.00 1,999,734.09 670346AP0 NUCOR CORP 666336972 3,000,000.00 2,997,036.95 67077MAC2 NUTRIEN LTD 666336970 10,000,000.00 9,971,836.85 67078AAD5 NVENT FINANCE SARL 696531128 609,000.00 602,735.43 67078AAC7 NVENT FINANCE SARL 696535180 1,238,000.00 1,237,347.46 67078AAD5 NVENT FINANCE SARL 696531127 1,238,000.00 1,236,558.68 67078AAD5 NVENT FINANCE SARL 666330265 1,000,000.00 988,481.22 67078AAD5 NVENT FINANCE SARL 666336968 7,678,000.00 7,589,558.84 67078AAD5 NVENT FINANCE SARL 666336967 1,162,000.00 1,160,623.27 67078AAD5 NVENT FINANCE SARL 666336964 609,000.00 602,720.32 67078AAD5 NVENT FINANCE SARL 666336969 2,000,000.00 1,976,962.46 67066GAF1 NVIDIA CORP 757400251 3,000,000.00 2,990,491.91 67066GAF1 NVIDIA CORP 666330270 3,000,000.00 2,990,491.91 1235090 NW Industrial, Portland 677094855 19,356,242.08 19,322,627.94 1235090 NW Industrial, Portland 758981381 8,679,929.15 8,905,390.54 62954HAG3 NXP BV 697709913 5,000,000.00 4,983,555.04 67103HAJ6 O'REILLY AUTOMOTIVE INC 696533555 400,000.00 399,883.31 67103HAE7 O'REILLY AUTOMOTIVE INC 666323035 2,571,000.00 2,659,789.34 67103HAH0 O'REILLY AUTOMOTIVE INC 666336961 840,000.00 839,960.27

67590GBG3 OCT17 17RRR A1R 666326033 7,250,000.00 7,141,343.89 67576FAA7 OCT18 18RR A1A 666326035 13,000,000.00 12,830,132.30 677050AG1 OGLETHORPE POWER CORP 666330654 5,000,000.00 5,000,000.00 199575AV3 OHIO POWER CO 666330261 12,250,000.00 12,158,340.71 680665AK2 OLIN CORP 666324546 1,000,000.00 1,005,048.01 680665AM8 OLIN CORP 696531226 244,000.00 243,141.16 680665AK2 OLIN CORP 666326112 2,250,000.00 2,261,358.00 680665AM8 OLIN CORP 666330688 4,000,000.00 3,985,331.55 680665AL0 OLIN CORP 666337939 1,000,000.00 1,000,000.00 681936BN9 OMEGA HEALTHCARE INVESTORS INC 681978920 5,000,000.00 4,966,851.25 681919BD7 OMNICOM GROUP INC 692728344 5,000,000.00 4,991,418.89 68233JAZ7 ONCOR ELECTRIC DELIVERY COMPANY LLC 75740026 5,000,000.00 5,014,794.17 68233JBG8 ONCOR ELECTRIC DELIVERY COMPANY LLC 666330505 1,500,000.00 1,498,673.21 68233JBG8 ONCOR ELECTRIC DELIVERY COMPANY LLC 666330507 2,000,000.00 1,998,230.94 68233JBH6 ONCOR ELECTRIC DELIVERY COMPANY LLC 666337961 5,000,000.00 4,998,440.46 85172FAN9 ONEMAIN FINANCE CORP 666325641 1,500,000.00 1,502,594.62 85172FAN9 ONEMAIN FINANCE CORP 666329943 800,000.00 808,191.37 85172FAN9 ONEMAIN FINANCE CORP 666329946 1,200,000.00 1,215,308.22 85172FAN9 ONEMAIN FINANCE CORP 666329948 500,000.00 500,864.88 682680BD4 ONEOK INC 696531387 278,000.00 277,901.89 682680BD4 ONEOK INC 696535176 1,222,000.00 1,221,562.47 68268NAD5 ONEOK PARTNERS LP 666325845 1,500,000.00 1,496,684.88 68268NAD5 ONEOK PARTNERS LP 666338284 5,000,000.00 4,988,949.55 68268NAD5 ONEOK PARTNERS LP 666338285 4,500,000.00 3,817,741.57 68389XBL8 ORACLE CORP 757400283 2,000,000.00 1,999,931.33 68389XBL8 ORACLE CORP 757400282 3,000,000.00 2,999,896.99 68389XBM6 ORACLE CORP 666323004 7,000,000.00 7,075,612.77 68389XBM6 ORACLE CORP 666323009 5,000,000.00 4,967,086.15 68389XBV6 ORACLE CORP 666330563 4,300,000.00 4,296,293.79 68389XBX2 ORACLE CORP 666330566 12,500,000.00 12,458,549.58 68389XBU8 ORACLE CORP 666338336 10,000,000.00 9,983,189.85 68607DNL5 OREGON ST DEPT TRANSN HWY USER TAX REV 666329905 16,000,000.00 16,000,000.00 68902VAJ6 OTIS WORLDWIDE CORP 696531136 1,900,000.00 1,900,005.40 68902VAL1 OTIS WORLDWIDE CORP 666329933 6,000,000.00 5,999,341.26

68902VAJ6 OTIS WORLDWIDE CORP 666338142 1,800,000.00 1,799,997.65 292505AD6 OVINTIV INC 666337098 5,000,000.00 4,971,665.25 690742AJ0 OWENS CORNING 696535103 1,000,000.00 998,307.68 690742AF8 OWENS CORNING 666338136 5,000,000.00 4,989,351.82 690742AJ0 OWENS CORNING 666338255 1,000,000.00 998,304.72 69073TAS2 OWENS-BROCKWAY GLASS CONTAINER INC 666329928 750,000.00 775,164.66 690872AB2 OWENS-BROCKWAY GLASS CONTAINER INC 666338251 2,000,000.00 2,007,876.99 67111DAN6 OZLM 15R A1A 666326029 12,250,000.00 12,100,037.62 67108LAW3 OZLM VI A1S 666326017 7,389,021.19 7,299,486.37 67112GAA6 OZLM XVIII A 666326028 11,950,000.00 11,741,499.05 6944PL2D0 PACIFIC LIFE GLOBAL FUNDING II 681978923 10,000,000.00 9,996,423.07 1234420 Pacific Park Plaza 677094856 12,437,060.06 12,437,060.06 695156AT6 PACKAGING CORP OF AMERICA 696533299 840,000.00 838,231.06 695156AW9 PACKAGING CORP OF AMERICA 747159996 10,000,000.00 9,947,426.04 695156AT6 PACKAGING CORP OF AMERICA 666337162 490,000.00 488,956.79 69832AAB2 PANASONIC CORP 696531177 2,500,000.00 2,500,000.00 1236220 Patrick Commerce Center 677094437 14,452,676.97 14,452,676.97 70450YAD5 PAYPAL HOLDINGS INC 666323132 6,000,000.00 6,073,663.93 70450YAD5 PAYPAL HOLDINGS INC 666337119 9,000,000.00 9,110,495.90 693304AY3 PECO ENERGY CO 666325994 3,000,000.00 2,997,084.88 693304AY3 PECO ENERGY CO 666338178 2,000,000.00 1,998,056.54 709599BH6 PENSKE TRUCK LEASING CO LP 696535109 1,000,000.00 996,394.32 709599BH6 PENSKE TRUCK LEASING CO LP 666336923 1,000,000.00 996,378.97 709599AZ7 PENSKE TRUCK LEASING CO LP 666336991 1,000,000.00 998,039.03 713448EL8 PEPSICO INC 757400369 5,000,000.00 5,097,661.13 713448EL8 PEPSICO INC 757400368 2,000,000.00 1,995,293.71 713448EZ7 PEPSICO INC 666325962 3,000,000.00 2,988,886.27 713448EL8 PEPSICO INC 666325956 2,000,000.00 1,995,284.63 713448EL8 PEPSICO INC 666329808 11,000,000.00 10,974,065.45 713448EZ7 PEPSICO INC 666337028 5,000,000.00 4,981,477.10 714046AH2 PERKINELMER INC 692728347 5,000,000.00 4,998,364.47 714046AH2 PERKINELMER INC 701624578 5,000,000.00 4,998,364.47 717081EP4 PFIZER INC 757400395 6,000,000.00 5,993,318.77 717081DH3 PFIZER INC 757400382 1,500,000.00 1,507,128.36

717081EP4 PFIZER INC 695762822 1,000,000.00 998,899.51 717081EW9 PFIZER INC 666329765 6,000,000.00 5,982,096.67 717081EU3 PFIZER INC 666329770 4,000,000.00 3,952,877.34 717081DT7 PFIZER INC 666329771 3,600,000.00 3,499,220.47 71781LAP4 PHILADELPHIA PA AUTH FOR INDL DEV PENSION FDG 666338046 13,700,000.00 11,844,950.19 718172BT5 PHILIP MORRIS INTERNATIONAL INC 757400402 8,000,000.00 7,970,086.75 718172CR8 PHILIP MORRIS INTERNATIONAL INC 761350792 9,000,000.00 8,972,678.41 718546AR5 PHILLIPS 66 666337085 2,000,000.00 1,998,723.53 718546AR5 PHILLIPS 66 666337064 2,000,000.00 1,998,723.53 718549AH1 PHILLIPS 66 PARTNERS LP 666329855 2,000,000.00 1,996,440.25 718549AH1 PHILLIPS 66 PARTNERS LP 666337061 2,000,000.00 1,996,440.25 72147KAE8 PILGRIMS PRIDE CORP 666324485 750,000.00 735,923.00 72147KAE8 PILGRIMS PRIDE CORP 666325772 1,000,000.00 981,230.68 72147KAE8 PILGRIMS PRIDE CORP 666329836 5,000,000.00 4,906,153.36 72650RBF8 PLAINS ALL AMERICAN PIPELINE LP 696535115 1,000,000.00 1,016,176.12 72650RBD3 PLAINS ALL AMERICAN PIPELINE LP 666338205 2,000,000.00 1,999,130.98 693475AZ8 PNC FINANCIAL SERVICES GROUP INC 666324474 1,500,000.00 1,496,478.81 693475AZ8 PNC FINANCIAL SERVICES GROUP INC 757400348 3,500,000.00 3,491,800.53 693475AX3 PNC FINANCIAL SERVICES GROUP INC 666323003 7,500,000.00 7,490,090.32 693475AZ8 PNC FINANCIAL SERVICES GROUP INC 666329921 10,000,000.00 9,976,525.44 1236160 Polo Club Apartments 677094773 15,831,765.54 15,795,798.78 1236160 Polo Club Apartments 758981390 9,312,803.26 9,557,441.56 73358WX90 PORT AUTH N Y & N J 666324486 15,000,000.00 15,000,000.00 737446AQ7 POST HOLDINGS INC 666330177 3,000,000.00 2,914,102.14 737446AP9 POST HOLDINGS INC 666337655 1,500,000.00 1,514,991.28 693506BR7 PPG INDUSTRIES INC 757400361 5,000,000.00 4,989,341.69 742718EV7 PROCTER & GAMBLE CO 757400444 15,000,000.00 14,981,264.92 742718EP0 PROCTER & GAMBLE CO 757400442 8,000,000.00 7,986,707.35 742718EV7 PROCTER & GAMBLE CO 757400445 6,137,000.00 6,126,532.58 742718FG9 PROCTER & GAMBLE CO 666323145 5,000,000.00 4,990,164.36 743315AR4 PROGRESSIVE CORP 757400449 6,000,000.00 5,998,935.69 74368CBG8 PROTECTIVE LIFE GLOBAL FUNDING 713560873 5,000,000.00 5,000,000.00 74368CBG8 PROTECTIVE LIFE GLOBAL FUNDING 709015783 5,000,000.00 5,000,000.00 744320BA9 PRUDENTIAL FINANCIAL INC 757400451 3,831,000.00 3,793,854.42

744448CA7 PUBLIC SERVICE COMPANY OF COLORADO 666326261 1,000,000.00 996,968.25 74456QBR6 PUBLIC SERVICE ELECTRIC AND GAS CO 757400455 4,000,000.00 3,993,267.62 74456QCB0 PUBLIC SERVICE ELECTRIC AND GAS CO 666330232 13,700,000.00 13,673,679.62 74456QCB0 PUBLIC SERVICE ELECTRIC AND GAS CO 666337678 2,500,000.00 2,495,197.00 745310AK8 PUGET ENERGY INC 696532658 500,000.00 499,289.41 745867AP6 PULTEGROUP INC 666330207 500,000.00 468,286.28 745867AP6 PULTEGROUP INC 666330190 1,000,000.00 936,572.57 745867AP6 PULTEGROUP INC 666330183 667,000.00 681,127.35 745867AP6 PULTEGROUP INC 666330206 2,500,000.00 2,385,156.74 745867AP6 PULTEGROUP INC 666330187 500,000.00 468,286.28 745867AP6 PULTEGROUP INC 666330202 334,000.00 341,074.26 745867AP6 PULTEGROUP INC 666330212 666,000.00 680,106.16 745867AM3 PULTEGROUP INC 666330192 1,100,000.00 1,139,748.64 745867AP6 PULTEGROUP INC 666330203 333,000.00 340,053.09 745867AP6 PULTEGROUP INC 666337740 667,000.00 681,127.35 745867AP6 PULTEGROUP INC 666337776 1,000,000.00 936,572.57 745867AP6 PULTEGROUP INC 666337737 2,500,000.00 2,385,156.74 745867AP6 PULTEGROUP INC 666338975 2,000,000.00 2,023,631.57 745867AP6 PULTEGROUP INC 666337778 750,000.00 702,429.42 745867AP6 PULTEGROUP INC 666337773 333,000.00 340,053.09 74736KAH4 QORVO INC 666330196 1,000,000.00 1,019,884.69 747525BN2 QUALCOMM INC 696550657 314,000.00 299,520.85 747525AV5 QUALCOMM INC 666338901 343,000.00 349,304.71 74834LAZ3 QUEST DIAGNOSTICS INC 666339190 7,500,000.00 7,489,718.68 74834LAX8 QUEST DIAGNOSTICS INC 666339192 2,500,000.00 2,508,791.62 913017CR8 RAYTHEON TECHNOLOGIES CORP 666323028 5,000,000.00 5,197,707.43 913017DD8 RAYTHEON TECHNOLOGIES CORP 666338886 7,285,000.00 7,254,597.85 913017DD8 RAYTHEON TECHNOLOGIES CORP 666338894 2,500,000.00 2,489,566.86 913017CR8 RAYTHEON TECHNOLOGIES CORP 666338897 1,500,000.00 1,500,000.00 913017DD8 RAYTHEON TECHNOLOGIES CORP 666338910 5,000,000.00 4,995,252.45 913017DD8 RAYTHEON TECHNOLOGIES CORP 666338890 5,000,000.00 4,979,133.73 75513ECH2 RAYTHEON TECHNOLOGIES CORP 666339264 2,500,000.00 2,495,630.65 913017CR8 RAYTHEON TECHNOLOGIES CORP 666338614 5,250,000.00 5,250,000.00 1229960 Rechler Equity Pool D-2028 732169186 8,516,531.77 9,489,032.87

75625QAE9 RECKITT BENCKISER TREASURY SERVICES PLC 666339261 15,000,000.00 14,972,930.24 75951AAN8 RELIANCE STANDARD LIFE GLOBAL FUNDING II 696531063 1,400,000.00 1,397,051.39 75951AAN8 RELIANCE STANDARD LIFE GLOBAL FUNDING II 66338499 1,350,000.00 1,347,140.86 759831DG2 RENO NEV CAP IMPT REV 666331104 6,350,000.00 3,155,007.78 759831DE7 RENO NEV CAP IMPT REV 666331106 4,495,000.00 1,998,162.16 759831DJ6 RENO NEV CAP IMPT REV 666331103 6,235,000.00 2,771,644.29 759831DC1 RENO NEV CAP IMPT REV 666331107 4,580,000.00 2,275,580.41 760759AS9 REPUBLIC SERVICES INC 696533132 700,000.00 699,270.93 760759AR1 REPUBLIC SERVICES INC 666323090 1,193,000.00 1,216,559.49 760759AS9 REPUBLIC SERVICES INC 666338492 2,500,000.00 2,497,353.88 760759AS9 REPUBLIC SERVICES INC 666338493 700,000.00 699,259.08 760759AR1 REPUBLIC SERVICES INC 666338494 5,000,000.00 4,994,582.12 76116EGN4 RESOLUTION FUNDING CORP 666326373 9,838,000.00 6,975,322.34 761713BG0 REYNOLDS AMERICAN INC 666338540 953,000.00 998,099.72 761713BG0 REYNOLDS AMERICAN INC 666338541 2,380,000.00 2,492,631.00 1235150 Riverstone CVS Pharmacy 677094360 4,600,128.56 4,600,128.56 771196BK7 ROCHE HOLDINGS INC 757400460 5,000,000.00 4,976,229.96 771196BP6 ROCHE HOLDINGS INC 695762824 1,000,000.00 999,686.96 771196BP6 ROCHE HOLDINGS INC 666338400 5,000,000.00 4,998,365.87 771367CD9 ROCHESTER GAS AND ELECTRIC CORP 757400462 4,500,000.00 4,634,066.48 771367CD9 ROCHESTER GAS AND ELECTRIC CORP 666326357 4,000,000.00 3,995,363.65 771367CD9 ROCHESTER GAS AND ELECTRIC CORP 666338396 3,000,000.00 2,996,520.87 77578JAC2 ROLLS-ROYCE PLC 666330000 1,000,000.00 1,041,724.57 776743AF3 ROPER TECHNOLOGIES INC 666337200 10,000,000.00 9,992,614.60 78081BAL7 ROYALTY PHARMA PLC 729821050 4,000,000.00 4,031,330.14 749685AX1 RPM INTERNATIONAL INC 666330184 3,000,000.00 2,996,806.64 78355HKN8 RYDER SYSTEM INC 666324587 4,000,000.00 3,998,187.68 78355HKK4 RYDER SYSTEM INC 666337322 5,000,000.00 4,998,740.41 78355HKL2 RYDER SYSTEM INC 666337319 2,000,000.00 1,999,131.54 78409VAP9 S&P GLOBAL INC 666326100 2,000,000.00 1,997,258.52 785592AX4 SABINE PASS LIQUEFACTION LLC 718391363 1,000,000.00 997,828.10 785592AU0 SABINE PASS LIQUEFACTION LLC 696531418 293,000.00 292,836.74 785592AJ5 SABINE PASS LIQUEFACTION LLC 666330068 1,500,000.00 1,522,495.67 785592AJ5 SABINE PASS LIQUEFACTION LLC 666330069 675,000.00 675,000.00

785592AU0 SABINE PASS LIQUEFACTION LLC 666338717 293,000.00 292,833.93 785592AJ5 SABINE PASS LIQUEFACTION LLC 666337067 675,000.00 675,000.00 79466LAF1 SALESFORCE.COM INC 757404663 4,000,000.00 3,999,499.94 79466LAF1 SALESFORCE.COM INC 666337021 1,000,000.00 999,866.14 797440BU7 SAN DIEGO GAS & ELECTRIC CO 757400479 8,000,000.00 7,987,528.73 1234500 San Dimas Commerce Park 677094862 4,700,000.00 4,700,000.00 79771FAP2 SAN FRANCISCO CALIF CITY & CNTY PUB UTILS COMMN WT 666341875 4,590,000.00 4,590,000.00 801060AD6 SANOFI SA 666337983 5,000,000.00 4,974,343.25 80281LAP0 SANTANDER UK GROUP HOLDINGS PLC 681978937 5,000,000.00 5,000,000.00 80281LAP0 SANTANDER UK GROUP HOLDINGS PLC 681978936 5,000,000.00 5,000,000.00 810186AS5 SCOTTS MIRACLE-GRO CO 666324370 1,333,000.00 1,335,872.17 810186AP1 SCOTTS MIRACLE-GRO CO 666325906 1,500,000.00 1,455,493.59 810186AS5 SCOTTS MIRACLE-GRO CO 666329707 1,333,000.00 1,335,872.17 81180WAH4 SEAGATE HDD CAYMAN 666325893 1,500,000.00 1,486,294.72 81180WAH4 SEAGATE HDD CAYMAN 666325891 1,000,000.00 987,660.00 81180WAH4 SEAGATE HDD CAYMAN 666325896 1,500,000.00 1,484,702.84 81180WAH4 SEAGATE HDD CAYMAN 666325892 1,500,000.00 1,484,312.10 81180WAH4 SEAGATE HDD CAYMAN 666337783 1,500,000.00 1,484,312.10 81180WAH4 SEAGATE HDD CAYMAN 666337788 1,000,000.00 1,000,000.00 81180WAH4 SEAGATE HDD CAYMAN 666337785 1,000,000.00 987,660.00 81180WAH4 SEAGATE HDD CAYMAN 666337786 1,500,000.00 1,486,294.72 81180WAH4 SEAGATE HDD CAYMAN 666337792 1,500,000.00 1,484,702.84 81180WAR2 SEAGATE HDD CAYMAN 666337806 2,000,000.00 1,997,047.32 81211KAX8 SEALED AIR CORP 666325937 1,000,000.00 1,020,745.47 81211KAW0 SEALED AIR CORP 666325933 2,000,000.00 2,019,813.72 81211KAX8 SEALED AIR CORP 666325908 1,000,000.00 1,023,286.20 81211KAW0 SEALED AIR CORP 666325939 1,500,000.00 1,514,857.04 81211KAU4 SEALED AIR CORP 666325899 1,000,000.00 992,698.17 81211KAU4 SEALED AIR CORP 666325897 3,250,000.00 3,256,826.80 81211KAU4 SEALED AIR CORP 666325927 1,000,000.00 998,645.78 81211KAX8 SEALED AIR CORP 666329730 1,000,000.00 1,023,286.20 81211KAW0 SEALED AIR CORP 666329731 4,250,000.00 4,305,985.16 816851BG3 SEMPRA ENERGY 666329723 3,750,000.00 3,732,652.72 816851BG3 SEMPRA ENERGY 666337844 3,750,000.00 3,732,644.03

816851BG3 SEMPRA ENERGY 666337843 2,500,000.00 2,488,435.14 81725WAG8 SENSATA TECHNOLOGIES BV 666326122 2,000,000.00 1,978,621.46 81725WAG8 SENSATA TECHNOLOGIES BV 666326153 2,000,000.00 1,992,118.87 81725WAJ2 SENSATA TECHNOLOGIES BV 666337751 500,000.00 496,268.56 81725WAG8 SENSATA TECHNOLOGIES BV 666338733 3,000,000.00 2,963,172.24 81725WAJ2 SENSATA TECHNOLOGIES BV 666337756 500,000.00 495,710.25 81725WAH6 SENSATA TECHNOLOGIES BV 666338726 3,000,000.00 3,080,476.48 81725WAG8 SENSATA TECHNOLOGIES BV 666338732 1,000,000.00 1,006,537.63 81725WAG8 SENSATA TECHNOLOGIES BV 666337840 3,000,000.00 2,988,178.30 81725WAJ2 SENSATA TECHNOLOGIES BV 666338806 754,000.00 757,723.92 81725WAH6 SENSATA TECHNOLOGIES BV 666338728 1,000,000.00 1,022,468.14 81728UAA2 SENSATA TECHNOLOGIES INC 666329690 1,000,000.00 1,000,000.00 81728UAA2 SENSATA TECHNOLOGIES INC 666338767 1,500,000.00 1,501,622.72 81728UAA2 SENSATA TECHNOLOGIES INC 666339016 1,000,000.00 1,000,000.00 81728UAA2 SENSATA TECHNOLOGIES INC 666338770 1,000,000.00 1,001,081.81 81728UAA2 SENSATA TECHNOLOGIES INC 666339041 1,000,000.00 1,000,000.00 817565BT0 SERVICE CORPORATION INTERNATIONAL 666338794 3,500,000.00 3,500,000.00 78413HAA7 SES SA 666337339 3,000,000.00 2,997,676.08 824348AW6 SHERWIN-WILLIAMS CO 666323039 5,000,000.00 5,205,345.07 824348BM7 SHERWIN-WILLIAMS CO 666329683 4,000,000.00 3,993,249.05 824348AW6 SHERWIN-WILLIAMS CO 666338621 10,000,000.00 10,410,690.17 82481LAC3 SHIRE ACQUISITIONS INVESTMENTS IRELAND DAC 666338594 5,000,000.00 4,999,900.30 1225450 Shop Rite @ Commerce Park 677094412 4,638,273.78 4,613,602.30 82620KAK9 SIEMENS FINANCIERINGSMAATSCHAPPIJ NV 666324425 15,000,000.00 14,976,220.82 82620KAL7 SIEMENS FINANCIERINGSMAATSCHAPPIJ NV 6663230 7 4,570,000.00 4,647,152.89 82620KBE2 SIEMENS FINANCIERINGSMAATSCHAPPIJ NV 701624600 5,000,000.00 4,993,682.76 82620KAL7 SIEMENS FINANCIERINGSMAATSCHAPPIJ NV 666338617 9,139,000.00 9,293,288.92 82655AAC7 SIGMA ALIMENTOS SA DE CV 666329701 10,000,000.00 9,651,596.19 05545MAC6 SIGNATURE AVIATION US HOLDINGS INC 666324679 1,000,000.00 919,857.60 05545MAC6 SIGNATURE AVIATION US HOLDINGS INC 66633712 1,000,000.00 919,857.60 82967NBA5 SIRIUS XM RADIO INC 666325846 1,500,000.00 1,427,032.60 82967NBA5 SIRIUS XM RADIO INC 666329696 1,750,000.00 1,726,427.31 82967NBC1 SIRIUS XM RADIO INC 666337239 1,000,000.00 1,007,716.49 78454LAN0 SM ENERGY CO 666338389 1,700,000.00 1,524,278.41

85236FAA1 SMYRNA READY MIX CONCRETE LLC 666325637 1,000,000.00 1,000,000.00 85236FAA1 SMYRNA READY MIX CONCRETE LLC 666329935 2,000,000.00 2,000,000.00 85236FAA1 SMYRNA READY MIX CONCRETE LLC 666338032 1,000,000.00 1,000,000.00 83607EAA0 SNDPT V-R A 666329900 7,500,000.00 7,440,185.82 83368RAV4 SOCIETE GENERALE SA 696531138 1,900,000.00 1,897,520.42 83368RAW2 SOCIETE GENERALE SA 666329752 3,000,000.00 2,988,330.32 83368RAV4 SOCIETE GENERALE SA 666338571 1,800,000.00 1,797,633.30 833794AB6 SODEXO INC 697752987 5,000,000.00 5,000,000.00 833794AB6 SODEXO INC 697710572 10,000,000.00 10,000,000.00 835495AL6 SONOCO PRODUCTS CO 666329901 4,000,000.00 3,996,211.37 835495AL6 SONOCO PRODUCTS CO 666338563 2,000,000.00 1,998,105.68 837151AA7 SOUTH CAROLINA ST PUB SVC AUTH REV 666329889 5,000,000.00 5,000,000.00 842400GR8 SOUTHERN CALIFORNIA EDISON CO 666325986 348,000.00 347,508.81 842400HF3 SOUTHERN CALIFORNIA EDISON CO 712821179 5,000,000.00 4,988,337.69 842400HF3 SOUTHERN CALIFORNIA EDISON CO 701901652 5,000,000.00 4,988,337.69 842400GG2 SOUTHERN CALIFORNIA EDISON CO 666337371 1,000,000.00 851,744.20 842434CQ3 SOUTHERN CALIFORNIA GAS CO 757400497 10,000,000.00 9,990,553.90 842434CM2 SOUTHERN CALIFORNIA GAS CO 757400495 8,000,000.00 8,084,748.29 842587DH7 SOUTHERN CO 695901414 3,000,000.00 2,993,517.29 842587DH7 SOUTHERN CO 681978943 7,000,000.00 6,984,873.68 001192AM5 SOUTHERN COMPANY GAS CAPITAL CORP 666339147 7,000,000.00 6,985,977.69 845467AN9 SOUTHWESTERN ENERGY CO 666325983 2,505,000.00 2,505,000.00 845467AL3 SOUTHWESTERN ENERGY CO 666326011 2,000,000.00 1,994,552.09 845467AL3 SOUTHWESTERN ENERGY CO 666325974 500,000.00 500,375.07 845467AL3 SOUTHWESTERN ENERGY CO 666329974 1,000,000.00 997,276.05 845467AL3 SOUTHWESTERN ENERGY CO 666329997 500,000.00 500,375.07 56845NAA8 SPEAK 8 A 666325932 22,500,000.00 22,296,815.14 84756NAF6 SPECTRA ENERGY PARTNERS LP 666337278 2,000,000.00 1,995,751.76 1234740 Spencer Helm Business Center 677094756 6,264,209.82 6,264,209.82 85205TAG5 SPIRIT AEROSYSTEMS INC 666338678 5,000,000.00 5,063,632.05 78466CAC0 SS&C TECHNOLOGIES INC 666324632 1,875,000.00 1,875,000.00 853496AD9 STANDARD INDUSTRIES INC 666325648 1,000,000.00 941,087.52 853496AD9 STANDARD INDUSTRIES INC 666329959 1,500,000.00 1,445,134.41 854502AH4 STANLEY BLACK & DECKER INC 666329950 2,000,000.00 1,998,974.05

854502AL5 STANLEY BLACK & DECKER INC 666329801 6,000,000.00 5,983,189.32 855244AR0 STARBUCKS CORP 696533142 700,000.00 699,468.99 855244AP4 STARBUCKS CORP 666329821 20,000,000.00 19,967,893.00 855244AD1 STARBUCKS CORP 666337906 4,000,000.00 4,082,466.28 855244AV1 STARBUCKS CORP 666337923 1,125,000.00 1,026,483.92 855244AR0 STARBUCKS CORP 666337928 612,000.00 611,521.23 855244AQ2 STARBUCKS CORP 666337933 15,000,000.00 14,992,497.71 855244AR0 STARBUCKS CORP 666337929 1,500,000.00 1,550,794.88 85571BAL9 STARWOOD PROPERTY TRUST INC 666324335 1,391,000.00 1,385,777.56 85571BAL9 STARWOOD PROPERTY TRUST INC 666325550 1,391,000.00 1,385,777.56 85571BAL9 STARWOOD PROPERTY TRUST INC 666329815 2,000,000.00 2,023,942.70 857477BE2 STATE STREET CORP 757404665 5,000,000.00 5,000,000.00 857477BE2 STATE STREET CORP 757404666 8,500,000.00 8,500,000.00 857477BF9 STATE STREET CORP 756546234 500,000.00 536,211.14 857477BF9 STATE STREET CORP 756550381 700,000.00 750,965.69 858119BF6 STEEL DYNAMICS INC 666329772 1,000,000.00 1,013,640.85 858119BF6 STEEL DYNAMICS INC 666329768 1,490,000.00 1,510,324.87 858155AE4 STEELCASE INC 666329760 2,500,000.00 2,484,887.26 858155AE4 STEELCASE INC 666329764 1,500,000.00 1,490,932.36 85917PAB3 STERIS IRISH FINCO UNLIMITED CO 697755885 3,000,000.00 2,985,710.71 864486AK1 SUBURBAN PROPANE PARTNERS LP 666324312 650,000.00 625,864.45 864486AK1 SUBURBAN PROPANE PARTNERS LP 666325813 1,050,000.00 1,011,011.81 867229AC0 SUNCOR ENERGY INC 666325778 3,000,000.00 3,225,721.32 867229AC0 SUNCOR ENERGY INC 666329862 2,000,000.00 2,150,480.88 86765LAN7 SUNOCO LP 666325768 1,000,000.00 1,004,000.93 86765LAN7 SUNOCO LP 666329858 1,000,000.00 1,004,000.93 86765LAN7 SUNOCO LP 666329857 1,500,000.00 1,489,513.30 86803UAD3 SUNTORY HOLDINGS LTD 666324314 4,500,000.00 4,495,580.10 86800XAA6 SUNTRUST PREFERRED CAPITAL I 666338021 504,000.00 273,040.70 87165BAP8 SYNCHRONY FINANCIAL 666337926 775,000.00 773,741.97 874060BD7 TAKEDA PHARMACEUTICAL CO LTD 666329829 10,000,000.00 10,000,000.00 875127AV4 TAMPA ELECTRIC CO 666325726 1,500,000.00 1,493,466.06 875143AN9 TAMPA FLA SPL ASSMT REV 696532716 500,000.00 563,439.49 875143AN9 TAMPA FLA SPL ASSMT REV 666341915 500,000.00 563,455.73

87612BBG6 TARGA RESOURCES PARTNERS LP 666324770 1,000,000.00 1,000,000.00 87612BBG6 TARGA RESOURCES PARTNERS LP 666329844 1,000,000.00 1,000,000.00 87612BBG6 TARGA RESOURCES PARTNERS LP 666329843 1,000,000.00 1,002,768.76 87612EBJ4 TARGET CORP 666326266 1,500,000.00 1,497,655.20 87612EBJ4 TARGET CORP 666329835 5,000,000.00 4,992,184.00 87724RAA0 TAYLOR MORRISON COMMUNITIES INC 666339294 398,000.00 398,000.00 878091BG1 TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMER 701649766 1,200,000.00 1,198,482.03 879360AD7 TELEDYNE TECHNOLOGIES INC 695901418 3,000,000.00 2,993,768.99 879360AD7 TELEDYNE TECHNOLOGIES INC 681978956 4,000,000.00 3,991,691.99 87938WAC7 TELEFONICA EMISIONES SAU 666326313 2,000,000.00 1,925,274.57 87938WAC7 TELEFONICA EMISIONES SAU 666337542 4,000,000.00 3,800,964.61 87938WAC7 TELEFONICA EMISIONES SAU 666337545 2,000,000.00 1,925,274.57 87971MBK8 TELUS CORP 666326369 1,000,000.00 990,893.16 87973PAE4 TEMASEK FINANCIAL (I) LTD 666337543 6,000,000.00 5,981,944.77 88031VAA7 TENASKA GATEWAY PARTNERS LTD 666330181 2,561,139.12 2,549,979.61 88033GDA5 TENET HEALTHCARE CORP 666337860 1,250,000.00 1,250,000.00 882508BG8 TEXAS INSTRUMENTS INC 757398257 4,000,000.00 3,990,063.76 882508BM5 TEXAS INSTRUMENTS INC 745168415 7,000,000.00 6,951,618.10 883203BY6 TEXTRON INC 666330132 7,000,000.00 6,998,657.74 1235240 The Vue at Pinnacle 677094441 19,320,998.61 19,278,182.37 1235240 The Vue at Pinnacle 758981254 7,360,380.43 7,884,753.72 87249TAE4 TICP 22 A2 666325815 5,300,000.00 5,139,569.42 88675ACD6 TIGARD ORE WTR SYS REV 666341866 2,255,000.00 2,255,000.00 887389AK0 TIMKEN CO 666337727 5,000,000.00 4,995,202.90 872540AQ2 TJX COMPANIES INC 757398249 2,116,000.00 2,107,880.05 872540AV1 TJX COMPANIES INC 666324616 5,000,000.00 4,991,534.80 88880LAB9 TOBACCO SETTLEMENT FIN AUTH WEST VA ASSET BACKED 666324831 70,390,000.00 2,803,113.36 88947EAR1 TOLL BROTHERS FINANCE CORP 666326060 1,000,000.00 1,000,000.00 88947EAU4 TOLL BROTHERS FINANCE CORP 666330148 1,000,000.00 987,594.76 88947EAU4 TOLL BROTHERS FINANCE CORP 666337693 1,000,000.00 985,636.66 88947EAR1 TOLL BROTHERS FINANCE CORP 666337720 3,000,000.00 3,000,000.00 88947EAN0 TOLL BROTHERS FINANCE CORP 666337719 1,750,000.00 1,746,323.34 891371AK2 TORRANCE CALIF JT PWRS FING AUTH LEASE REV 757398273 10,105,000.00 10,105,000.00 891371AN6 TORRANCE CALIF JT PWRS FING AUTH LEASE REV 666338967 6,625,000.00 6,625,000.00

89153VAT6 TOTALENERGIES CAPITAL INTERNATIONAL SA 66630228 5,000,000.00 5,000,000.00 89153VAT6 TOTALENERGIES CAPITAL INTERNATIONAL SA 66638976 3,000,000.00 3,000,000.00 89236TJF3 TOYOTA MOTOR CREDIT CORP 695901421 10,000,000.00 9,996,939.54 89236THG3 TOYOTA MOTOR CREDIT CORP 666323025 7,000,000.00 6,997,276.74 89236TGU3 TOYOTA MOTOR CREDIT CORP 666330510 10,000,000.00 9,965,405.14 89236TJF3 TOYOTA MOTOR CREDIT CORP 681174158 10,000,000.00 9,996,939.54 89236THG3 TOYOTA MOTOR CREDIT CORP 666338854 3,000,000.00 2,998,832.89 456873AE8 TRANE TECHNOLOGIES FINANCING LTD 666323128 2,500,000.00 2,498,358.83 456873AD0 TRANE TECHNOLOGIES FINANCING LTD 666329915 1,500,000.00 1,498,910.47 456873AE8 TRANE TECHNOLOGIES FINANCING LTD 666337068 2,500,000.00 2,498,358.83 456873AD0 TRANE TECHNOLOGIES FINANCING LTD 666337070 1,000,000.00 999,273.64 45687AAP7 TRANE TECHNOLOGIES GLOBAL HOLDING COMPANY LTD 666329914 8,000,000.00 7,986,462.21 45687AAP7 TRANE TECHNOLOGIES GLOBAL HOLDING COMPANY LTD 666337140 3,000,000.00 2,994,923.32 89352HAW9 TRANSCANADA PIPELINES LTD 696531158 2,000,000.00 1,994,685.65 89352HAW9 TRANSCANADA PIPELINES LTD 666338849 2,000,000.00 1,994,630.51 893647BL0 TRANSDIGM INC 666330593 2,000,000.00 2,000,000.00 893647BL0 TRANSDIGM INC 666338846 2,000,000.00 2,000,000.00 893647BL0 TRANSDIGM INC 666338844 3,000,000.00 3,000,000.00 89417EAR0 TRAVELERS COMPANIES INC 757398277 5,000,000.00 4,985,523.45 962178AN9 TRI POINTE HOMES INC (DELAWARE) 666326075 2,750,000.00 2,776,249.54 87265HAF6 TRI POINTE HOMES INC (DELAWARE) 666325707 3,000,000.00 3,000,000.00 89566EAD0 TRI-STATE GENERATION AND TRANSMISSION ASSOCIATION 666326151 9,000,000.00 8,855,652.53 872882AG0 TSMC GLOBAL LTD 756546017 500,000.00 475,655.02 872882AK1 TSMC GLOBAL LTD 697710574 10,000,000.00 9,983,882.78 898813AT7 TUCSON ELECTRIC POWER CO 692727577 5,000,000.00 4,957,758.01 25468PCP9 TWDC ENTERPRISES 18 CORP 666329551 20,000,000.00 19,843,962.67 902133AG2 TYCO ELECTRONICS GROUP SA 666326164 1,500,000.00 1,494,985.63 902494BJ1 TYSON FOODS INC 696533602 412,000.00 411,073.46 902494BK8 TYSON FOODS INC 666330609 5,000,000.00 4,999,542.94 902494BJ1 TYSON FOODS INC 666338725 388,000.00 387,124.88 902494BK8 TYSON FOODS INC 666338808 2,000,000.00 1,999,817.18 902494BK8 TYSON FOODS INC 666337734 2,000,000.00 1,999,817.18 90357#AH9 U.S. BANK TRUST NATIONAL ASSOCIATION 670559659 268,714.27 268,729.05 902674XN5 UBS AG (LONDON BRANCH) 666326140 250,000.00 249,002.13

904764AX5 UNILEVER CAPITAL CORP 757398283 5,000,000.00 4,981,157.19 904764AH0 UNILEVER CAPITAL CORP 757398281 5,000,000.00 5,032,686.71 907818FL7 UNION PACIFIC CORP 696532784 550,000.00 549,776.56 907818FV5 UNION PACIFIC CORP 687931576 3,000,000.00 2,984,806.89 907818ES3 UNION PACIFIC CORP 696531102 1,500,000.00 1,500,015.56 907818EY0 UNION PACIFIC CORP 696535131 1,000,000.00 998,274.55 907818FU7 UNION PACIFIC CORP 692727572 7,000,000.00 7,000,000.00 907818FK9 UNION PACIFIC CORP 666330574 2,500,000.00 2,499,108.93 907818FH6 UNION PACIFIC CORP 666330579 5,000,000.00 4,983,657.23 907818EY0 UNION PACIFIC CORP 666330549 5,000,000.00 4,995,342.77 907818FW3 UNION PACIFIC CORP 743686898 5,000,000.00 4,999,002.77 907818FL7 UNION PACIFIC CORP 666338870 900,000.00 899,623.93 907818ES3 UNION PACIFIC CORP 666338819 3,500,000.00 3,499,958.65 907818EU8 UNION PACIFIC CORP 666338817 2,000,000.00 1,999,402.37 907818ES3 UNION PACIFIC CORP 666338822 5,054,500.00 5,073,539.36 907818DY1 UNION PACIFIC CORP 666338826 7,000,000.00 7,117,555.71 907818FU7 UNION PACIFIC CORP 688043429 3,000,000.00 3,000,000.00 907818DR6 UNION PACIFIC CORP 666338798 3,237,000.00 3,075,495.81 907818EY0 UNION PACIFIC CORP 666338876 1,000,000.00 998,265.53 907818FV5 UNION PACIFIC CORP 688043433 5,000,000.00 4,974,678.15 90931LAA6 UNITED AIRLINES 2016-1 PASS THROUGH TRUSTS 666338813 5,522,549.32 5,522,549.32 90932KAA7 UNITED AIRLINES 2019-2 PASS THROUGH TRUSTS 696555320 716,629.14 569,990.10 90932KAA7 UNITED AIRLINES 2019-2 PASS THROUGH TRUSTS 666338775 716,629.14 711,736.59 910047AK5 UNITED AIRLINES HOLDINGS INC 666324821 2,000,000.00 1,992,533.07 910047AH2 UNITED AIRLINES HOLDINGS INC 673527813 4,000,000.00 4,000,000.00 910047AK5 UNITED AIRLINES HOLDINGS INC 666329913 2,000,000.00 1,992,533.07 909319AA3 UNITED AIRLINES PASS THROUGH TRUST 2013 1A O 666330568 1,305,917.13 1,305,917.13 909319AA3 UNITED AIRLINES PASS THROUGH TRUST 2013 1A O 666330564 1,305,917.13 1,305,917.13 909319AA3 UNITED AIRLINES PASS THROUGH TRUST 2013 1A O 666338830 5,223,668.53 5,227,240.64 911312BL9 UNITED PARCEL SERVICE INC 757398292 4,000,000.00 3,993,618.41 911312BU9 UNITED PARCEL SERVICE INC 757398296 2,500,000.00 2,493,851.35 911312AY2 UNITED PARCEL SERVICE INC 757398290 5,000,000.00 4,999,142.50 911312BL9 UNITED PARCEL SERVICE INC 666338787 3,000,000.00 2,995,180.31 911365BG8 UNITED RENTALS (NORTH AMERICA) INC 666325783 3,500,000.00 3,500,000.00

911365BN3 UNITED RENTALS (NORTH AMERICA) INC 666329918 2,000,000.00 2,004,259.42 911365BG8 UNITED RENTALS (NORTH AMERICA) INC 666329910 3,325,000.00 3,325,000.00 911365BG8 UNITED RENTALS (NORTH AMERICA) INC 666329908 1,250,000.00 1,237,041.64 911365BL7 UNITED RENTALS (NORTH AMERICA) INC 666329906 2,000,000.00 2,009,808.61 911365BN3 UNITED RENTALS (NORTH AMERICA) INC 666338601 1,500,000.00 1,503,194.57 911365BG8 UNITED RENTALS (NORTH AMERICA) INC 666338630 1,000,000.00 1,002,800.06 911365BG8 UNITED RENTALS (NORTH AMERICA) INC 666338634 1,000,000.00 1,002,800.06 9128286A3 UNITED STATES TREASURY 727162841 3,500,000.00 3,507,912.59 9128284L1 UNITED STATES TREASURY 666324760 4,950,000.00 4,953,335.41 9128286A3 UNITED STATES TREASURY 666324689 212,300.00 212,779.96 9128284Z0 UNITED STATES TREASURY 666324694 3,523,000.00 3,505,814.15 9128286B1 UNITED STATES TREASURY 666324701 2,425,000.00 2,418,448.76 9128284U1 UNITED STATES TREASURY 666324748 3,000,000.00 2,993,370.75 912828Y79 UNITED STATES TREASURY 666324615 104,500.00 104,459.88 91324PED0 UNITEDHEALTH GROUP INC 757398304 7,000,000.00 6,999,437.24 91324PEF5 UNITEDHEALTH GROUP INC 757398306 4,000,000.00 3,974,475.48 91324PDZ2 UNITEDHEALTH GROUP INC 757398302 2,000,000.00 1,945,394.30 91324PDS8 UNITEDHEALTH GROUP INC 666326390 1,000,000.00 999,801.49 91324PEF5 UNITEDHEALTH GROUP INC 692727573 3,000,000.00 2,980,812.21 91324PDZ2 UNITEDHEALTH GROUP INC 666329893 3,000,000.00 2,918,053.01 91324PBW1 UNITEDHEALTH GROUP INC 666329873 10,000,000.00 9,987,100.47 91324PCA8 UNITEDHEALTH GROUP INC 666329902 5,000,000.00 4,907,902.97 91324PDS8 UNITEDHEALTH GROUP INC 666329899 2,000,000.00 1,999,602.98 91324PED0 UNITEDHEALTH GROUP INC 697709910 8,000,000.00 7,999,298.75 91324PEE8 UNITEDHEALTH GROUP INC 688043434 8,000,000.00 7,966,139.13 91428LNN2 UNIVERSITY HAWAII REV 666341829 5,485,000.00 5,485,000.00 903192AA0 UNUM GROUP 666330559 488,000.00 483,345.15 90345WAA2 US AIRWAYS 2012-1 CLASS A PASS THROUGH TRUST 666330556 2,277,355.00 2,277,292.22 90345WAA2 US AIRWAYS 2012-1 CLASS A PASS THROUGH TRUST 666337750 910,942.00 910,916.89 453258AP0 VALE CANADA LTD 666338439 3,000,000.00 2,992,232.33 91913YAW0 VALERO ENERGY CORP 696531423 299,000.00 297,232.73 91913YAW0 VALERO ENERGY CORP 666339169 281,000.00 279,335.13 92343VFF6 VERIZON COMMUNICATIONS INC 696535137 1,000,000.00 999,635.80 92343VES9 VERIZON COMMUNICATIONS INC 666329998 2,000,000.00 1,997,165.66

92343VEU4 VERIZON COMMUNICATIONS INC 666329993 10,372,000.00 10,060,042.78 92343VEU4 VERIZON COMMUNICATIONS INC 666329994 10,206,000.00 10,011,032.62 92343VEU4 VERIZON COMMUNICATIONS INC 666339166 5,186,000.00 5,030,021.32 124857AT0 VIACOMCBS INC 696536713 525,000.00 521,762.05 124857AX1 VIACOMCBS INC 696535159 1,180,000.00 1,254,072.72 124857AT0 VIACOMCBS INC 666330386 5,000,000.00 4,969,151.41 124857AX1 VIACOMCBS INC 666337435 1,000,000.00 988,602.03 124857AX1 VIACOMCBS INC 666337439 5,000,000.00 4,942,989.03 124857AX1 VIACOMCBS INC 666337293 1,120,000.00 1,190,309.62 124857AT0 VIACOMCBS INC 666337456 525,000.00 521,760.90 92660FAG9 VIDEOTRON LTD 666329957 2,000,000.00 2,006,470.09 92660FAG9 VIDEOTRON LTD 666329963 2,000,000.00 2,000,000.00 92660FAG9 VIDEOTRON LTD 666329958 1,000,000.00 1,009,647.67 92660FAG9 VIDEOTRON LTD 666329934 1,000,000.00 1,002,701.61 92660FAG9 VIDEOTRON LTD 666329966 2,000,000.00 2,016,029.52 92660FAG9 VIDEOTRON LTD 666338518 1,350,000.00 1,350,000.00 92660FAG9 VIDEOTRON LTD 666338526 650,000.00 650,000.00 92660FAG9 VIDEOTRON LTD 666338523 2,000,000.00 2,000,000.00 92660FAG9 VIDEOTRON LTD 666338525 1,000,000.00 1,003,238.19 927320AA9 VINCI SA 666338517 6,000,000.00 5,988,645.35 927320AA9 VINCI SA 666338515 2,000,000.00 1,996,215.11 92769XAP0 VIRGIN MEDIA SECURED FINANCE PLC 666338562 2,000,000.00 2,026,252.69 927804FX7 VIRGINIA ELECTRIC AND POWER CO 757398320 10,000,000.00 9,995,000.19 92826CAK8 VISA INC 666326353 2,000,000.00 1,986,212.06 92840VAD4 VISTRA OPERATIONS COMPANY LLC 696531183 2,500,000.00 2,497,395.50 92840VAB8 VISTRA OPERATIONS COMPANY LLC 666326041 2,000,000.00 2,000,000.00 92840VAB8 VISTRA OPERATIONS COMPANY LLC 666329799 2,000,000.00 2,000,000.00 92857WBJ8 VODAFONE GROUP PLC 696531120 1,500,000.00 1,492,086.95 92857WBH2 VODAFONE GROUP PLC 696533214 750,000.00 747,360.36 92857WBJ8 VODAFONE GROUP PLC 696533913 140,000.00 139,822.55 92857WBT6 VODAFONE GROUP PLC 696534698 300,000.00 295,688.04 92857WBK5 VODAFONE GROUP PLC 696531118 1,687,000.00 1,671,609.61 92857WBJ8 VODAFONE GROUP PLC 696531121 235,000.00 234,701.85 92857WBM1 VODAFONE GROUP PLC 666326047 250,000.00 248,133.76

92857WBK5 VODAFONE GROUP PLC 666329798 1,000,000.00 990,839.61 92857WBH2 VODAFONE GROUP PLC 666338666 750,000.00 747,342.44 92857WBK5 VODAFONE GROUP PLC 666337210 1,000,000.00 990,839.61 92857WBJ8 VODAFONE GROUP PLC 666337161 375,000.00 374,513.82 92857WBH2 VODAFONE GROUP PLC 666338700 5,000,000.00 4,982,282.92 92857WBK5 VODAFONE GROUP PLC 666337169 5,000,000.00 4,968,699.29 92857WBJ8 VODAFONE GROUP PLC 666337173 1,500,000.00 1,492,039.37 92857WBK5 VODAFONE GROUP PLC 666337214 5,000,000.00 4,968,699.29 92857WBK5 VODAFONE GROUP PLC 666337164 1,000,000.00 990,839.61 92857WBK5 VODAFONE GROUP PLC 666337207 1,687,000.00 1,671,546.48 92857WBJ8 VODAFONE GROUP PLC 666338662 5,000,000.00 4,973,464.56 92857WBT6 VODAFONE GROUP PLC 666337412 300,000.00 295,670.30 929160AS8 VULCAN MATERIALS CO 696532464 225,000.00 229,614.22 929160AT6 VULCAN MATERIALS CO 666337379 15,000,000.00 14,965,591.37 929160AS8 VULCAN MATERIALS CO 666337380 225,000.00 229,615.02 1225860 Walgreen's Center 677094417 2,240,887.87 2,228,988.86 931427AH1 WALGREENS BOOTS ALLIANCE INC 666329763 5,000,000.00 5,036,844.16 931142EE9 WALMART INC 757398327 3,000,000.00 2,993,571.02 931142EB5 WALMART INC 756546398 500,000.00 606,186.66 931142EQ2 WALMART INC 757398329 3,000,000.00 2,997,475.23 931142EB5 WALMART INC 756546392 500,000.00 606,186.66 931142EM1 WALMART INC 666323002 5,000,000.00 5,100,368.28 931142EC3 WALMART INC 666329767 5,000,000.00 4,938,913.24 931142DG5 WALMART INC 666329769 8,000,000.00 8,014,712.43 931142EC3 WALMART INC 666329766 1,000,000.00 987,782.65 931142CB7 WALMART INC 666329774 5,000,000.00 5,366,344.70 931142EE9 WALMART INC 666339299 4,000,000.00 3,991,373.35 931142EQ2 WALMART INC 666339322 5,000,000.00 4,995,790.06 931142EQ2 WALMART INC 666339321 1,000,000.00 999,158.01 254687FR2 WALT DISNEY CO 696531260 250,000.00 249,466.76 254687FR2 WALT DISNEY CO 756546271 300,000.00 381,024.42 254687DD5 WALT DISNEY CO 666325988 5,000,000.00 5,122,777.36 941053AH3 WASTE CONNECTIONS INC 696536442 825,000.00 824,135.26 94106BAA9 WASTE CONNECTIONS INC 666329781 6,000,000.00 5,999,609.62

941053AJ9 WASTE CONNECTIONS INC 666329784 3,500,000.00 3,492,958.22 941053AH3 WASTE CONNECTIONS INC 666329789 3,500,000.00 3,496,221.50 94106BAD3 WASTE CONNECTIONS INC 746782933 7,000,000.00 6,895,238.23 941053AH3 WASTE CONNECTIONS INC 666336723 775,000.00 774,163.33 941053AJ9 WASTE CONNECTIONS INC 666338447 1,000,000.00 997,988.07 94106BAA9 WASTE CONNECTIONS INC 666338473 2,000,000.00 1,999,869.87 941053AJ9 WASTE CONNECTIONS INC 666338445 2,000,000.00 1,995,976.12 94106LBE8 WASTE MANAGEMENT INC 666329780 3,285,000.00 3,284,689.83 94106LAZ2 WASTE MANAGEMENT INC 666338461 2,500,000.00 2,498,240.39 94106LBA6 WASTE MANAGEMENT INC 666338428 10,000,000.00 9,984,504.31 94106LBA6 WASTE MANAGEMENT INC 666338432 10,000,000.00 10,024,007.06 94106LAZ2 WASTE MANAGEMENT INC 666338464 3,250,000.00 3,247,712.52 94106LBE8 WASTE MANAGEMENT INC 666338750 5,000,000.00 4,999,527.87 95000U2H5 WELLS FARGO & CO 696536495 1,500,000.00 1,500,000.00 94974BFN5 WELLS FARGO & CO 666337152 5,000,000.00 4,996,538.30 95000U2H5 WELLS FARGO & CO 666337117 1,500,000.00 1,500,000.00 94974BFN5 WELLS FARGO & CO 666337154 2,000,000.00 1,998,615.32 95000U2D4 WELLS FARGO & CO 666337148 1,342,000.00 1,340,205.74 95081QAP9 WESCO DISTRIBUTION INC 666324411 1,000,000.00 1,052,586.22 95081QAP9 WESCO DISTRIBUTION INC 666329824 1,000,000.00 1,052,586.22 958667AB3 WESTERN MIDSTREAM OPERATING LP 696536557 148,000.00 92,234.83 958667AB3 WESTERN MIDSTREAM OPERATING LP 666337221 1,350,000.00 1,349,907.47 958667AC1 WESTERN MIDSTREAM OPERATING LP 666337218 1,800,000.00 1,798,883.04 960386AQ3 WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORP 696536475 1,000,000.00 999,221.09 961214EH2 WESTPAC BANKING CORP 666324403 2,000,000.00 1,999,661.09 961214EH2 WESTPAC BANKING CORP 666337392 8,000,000.00 7,998,644.35 961214EL3 WESTPAC BANKING CORP 666337388 900,000.00 899,673.25 962166BY9 WEYERHAEUSER CO 696536654 375,000.00 370,040.59 962166BX1 WEYERHAEUSER CO 666337458 3,000,000.00 2,987,367.76 96272PAA1 WHEATON COLLEGE ILL 666330170 12,950,000.00 12,950,000.00 96272PAA1 WHEATON COLLEGE ILL 666330172 5,000,000.00 5,031,377.68 96272PAA1 WHEATON COLLEGE ILL 666330174 450,000.00 453,226.18 96272PAA1 WHEATON COLLEGE ILL 666330175 800,000.00 800,000.00 970648AJ0 WILLIS NORTH AMERICA INC 666330130 5,000,000.00 4,992,784.01

970648AJ0 WILLIS NORTH AMERICA INC 666337298 2,000,000.00 1,997,113.61 96145DAD7 WRKCO INC 666329837 6,500,000.00 6,498,410.92 98389BAV2 XCEL ENERGY INC 696536705 500,000.00 497,583.54 98389BAR1 XCEL ENERGY INC 666325831 4,000,000.00 4,000,521.48 98389BAW0 XCEL ENERGY INC 666330139 6,000,000.00 5,964,412.46 98389BAV2 XCEL ENERGY INC 666336851 500,000.00 497,566.97 98389BAR1 XCEL ENERGY INC 666337350 4,000,000.00 4,010,643.71 988498AD3 YUM! BRANDS INC 666336804 517,000.00 471,373.39 98956PAT9 ZIMMER BIOMET HOLDINGS INC 696536497 1,500,000.00 1,496,937.32 98956PAS1 ZIMMER BIOMET HOLDINGS INC 696553129 667,000.00 666,426.78 98956PAS1 ZIMMER BIOMET HOLDINGS INC 696536487 1,333,000.00 1,331,856.29 98956PAB8 ZIMMER BIOMET HOLDINGS INC 666330186 6,000,000.00 5,992,149.62 98978VAL7 ZOETIS INC 666336870 5,000,000.00 4,982,791.90 --- ACTIS EMERGING MARKETS 3 LP 675304453 NA 1,204,000.00 --- ACTIS ENERGY 4 LP 675304444 NA 17,467,733.00 --- ADVENT INTERNATIONAL GPE VI-A LP 675304457 NA 1,530,627.00 --- AMERICAN PACIFIC GROUP FUND I LP 675304442 NA 784,286.00 --- AMHERST SINGLE FAMILY RESIDENTIAL PARTNERS VI LP 675304448 NA 4,365,907.00 --- APOLLO INVESTMENT FUND VI 675304466 NA 500,618.00 --- APOLLO INVESTMENT FUND VII LP 675304452 NA 1,723,905.00 --- ARCLINE CAPITAL PARTNERS LP 675304443 NA 6,581,088.98 --- ARES CORPORATE OPPORTUNITIES FUND IV 675304451 NA 9,017,478.58 --- ATLAS CAPITAL RESOURCES II L.P. 675304632 NA 14,818,383.00 --- AXA SECONDARY FUND V 675304633 NA 64,707.00 --- BAIN CAPITAL DISTRESSED AND SPECIAL SITUATIONS 675304461 NA 2,178,506.39 --- BLACKSTONE CAPITAL PARTNERS V, LP 675304470 NA 161,626.97 --- BLACKSTONE REAL ESTATE PARTNERS V 675304642 NA 671,535.39 --- BLACKSTONE TACTICAL OPPORTUNITIES FUND III LP 675304456 NA 13,049,692.08 --- BOPA1 LP BLACKROCK OPPORTUNISTIC 675304467 NA 40,725,078.56 --- CALTIUS PARTNERS III 675304639 NA 376,391.00 --- CALTIUS PARTNERS IV 675304483 NA 9,076,742.00 --- CARLYLE POWER PARTNERS II, L.P. 675304463 NA 17,903,482.00 --- CBRE GIP US FEEDER VEHICLE ALLINV B LP 675304455 NA 34,715,847.60 --- CREST ROCK FUND I-A LP 675304449 NA 2,599,414.06

--- CYPRIUM INVESTORS IV LP 675304446 NA 3,971,222.00 --- EXCELLERE CAPITAL FUND II 675304489 NA 10,977,705.00 --- FRANCISCO PARTNERS II, LP 675304486 NA 2,240,405.00 --- FRAZIER HEALTHCARE GROWTH BUYOUT FUND IX LP 675304494 NA 5,065,889.00 --- GAMUT INVESTMENT FUND I, L.P. 675304459 NA 10,340,988.00 --- HARBOURVEST STRUCTURED SOLUTIONS II L.P. 675304476 NA 4,484,596.00 --- HARRISON STREET CORE PROPERTY FUND LP 675304477 NA 7,343.00 --- HIGH STREET REAL ESTATE FUND VI LP 675304481 NA 11,791,918.00 --- HIGHSTAR CAPITAL III 675304583 NA 106,167.00 --- HKW CAPITAL PARTNERS V LP 675304482 NA 4,572,703.00 --- INSIGHT VENTURE PARTNERS FUND VIII LP 675304496 NA 15,940,231.20 --- KAINOS CAPITAL PARTNERS LP 675304487 NA 32,233.00 --- LANDMARK REAL ESTATE FUND V, LP 675304505 NA 816,845.00 --- LS POWER FUND IV FEEDER 1 LP 675304527 NA 4,476,693.00 --- LSV SPECIAL OPPORTUNITIES DOMESTIC FUND V LP 675304541 NA 8,807,928.30 --- MACQUARIE INFRASTRUCTURE PARTNERS III, LP 675304521 NA 24,218,573.11 --- MACQUARIE INFRASTRUCTURE PARTNERS IV LP 675304524 NA 8,264,527.82 --- MATLIN PATTERSON GLOBAL OPP FUND III LP 675304515 NA 54,604.03 --- MERIT MEZZANINE FUND IV 675304586 NA 184,227.46 --- NORTHSTAR MEZZANINE PARTNER V 675304514 NA 5,611,563.00 --- O'CONNOR NORTH AMERICAN PROPERTIES LP 675304523 NA 1,042,078.00 --- ODYSSEY INVESTMENT PARTNERS FUND VI LP 675304539 NA 1,942,439.67 --- ONCAP IV LP 675304512 NA 7,212,086.00 --- PLATINUM EQUITY CAPITAL PARTNERS V LP 675304520 NA 6,226,126.00 --- PROVIDENCE EQUITY PARTNERS VI 675304531 NA 1,897,275.00 --- PRUDENTIAL CAPITAL PARTNERS II, LP 675304532 NA 1,152,746.61 --- PRUDENTIAL CAPITAL PARTNERS III, LP 675304533 NA 787,026.11 --- ROCKPOINT REAL ESTATE FUND II, LP 675304546 NA 337,247.00 --- SHOREVIEW CAPITAL PARTNERS III, L.P. 675304542 NA 8,817,118.00 --- SILVER LAKE III, LP 675304573 NA 2,029,296.00 --- SK CAPITAL PARTNERS III LP 675304550 NA 10,782,513.00 --- STARWOOD CAPITAL HOSPITALITY FUND II 675304559 NA 5,293,849.00 --- STERLING CAPITAL PARTNERS III 675304561 NA 889,485.50 --- SUMMIT PARTNERS GROWTH EQUITY FUND X-A LP 675304593 NA 4,201,475.00

--- SUNSTONE PARTNERS I LP, TC GROWTH 675304596 NA 16,940,248.00 --- SYCAMORE PARTNERS III, LP 675304566 NA 1,988,277.00 --- THOMA BRAVO XII 675304576 NA 33,854,402.67 --- TPG AAF Partners RNI-A LP 727608406 NA 1,012,933.00 --- TRIDENT VI LP 675304571 NA 16,645,308.69 --- TRILANTIC CAPITAL PARTNERS V LP 675304584 NA 27,113,582.00 --- VISTA EQUITY PARTNERS FUND IV LP 675304563 NA 13,182,620.00 --- WALTON STREET REAL ESTATE FUND VI 675304582 NA 7,89,051.00 --- WARBURG PINCUS PRIVATE EQUITY IX, LP 675304564 NA 264,463.00 --- WAYZATA OPPORTUNITIES FUND III, LP 675304579 NA 3,066,691.00 --- WESTBROOK REAL ESTATE FUND IX, LP 675304575 NA 7,51,703.00 --- WESTBROOK REAL ESTATE FUND VIII 675304577 NA 1,766,558.00 --- WHITEHORSE ASSOCIATES I LP 675304567 NA 189,233.00 --- Cash NA NA 821,233.96